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AMENDED AND RESTATED
MASTER DEVELOPMENT AGREEMENT
AMONG

EPT CONCORD II, LLC,
a Delaware limited liability company,
EPR CONCORD II, L.P., a Delaware limited partnership,
ADELAAR DEVELOPER, LLC, a Delaware limited liability company,
AND
MONTREIGN OPERATING COMPANY LLC, a New York limited liability company,
EMPIRE RESORTS REAL ESTATE I, LLC, a New York limited liability company,
EMPIRE RESORTS REAL ESTATE II, LLC, a New York limited liability company

MONTREIGN CASINO RESORT AT ADELAAR
SULLIVAN COUNTY, NEW YORK

December 28, 2015

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ARTICLE 1. ATTACHMENTS TO AGREEMENT; SCHEDULES AND EXHIBITS	2

ARTICLE 2. DEFINITIONS	3

2.1	Definitions 3

ARTICLE 3. TERM	11

3.1	Term 11

ARTICLE 4. MASTER PLANNING WORK; PRE-DEVELOPMENT	11

4.1	Master Planning Work 11

4.2	Comprehensive Development Plan 12

4.3	Shared Pre-Development Costs 12

4.4	On-Going Planning Costs 13

ARTICLE 5. PRE-DEVELOPMENT COVENANTS	13

5.1	Exclusivity 13

ARTICLE 6. INFRASTRUCTURE DEVELOPMENT	14

6.1	Infrastructure Plans. 14

6.2	Common Infrastructure Costs. 15

6.3	Performance of Common Infrastructure Work. 17

6.4	Monitoring of the Common Infrastructure Work. 17

6.5	Other Infrastructure Costs and Work. 18

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(continued)
Page

ARTICLE 7. MONTREIGN PROJECT DEVELOPMENT	19

7.1	Development and Construction. 19

7.2	Construction Completion Guaranty. 20

ARTICLE 8. WATERPARK PROJECT DEVELOPMENT	20

8.1	Development and Construction 20

8.2	Construction Completion Guaranty. 20

ARTICLE 9.	CONSTRUCTION PROVISIONS 20

9.1	Construction Access and Coordination. 20

9.2	Contractor Insurance 21

9.3	Project Schedule. 22

9.4	Completion Certificate 23

ARTICLE 10.	LICENSES AND GAMING REGULATIONS 23

10.1	Cooperation 23

10.2	Pursuit of Gaming Facility License. 23

10.3	Empire Developers Operating Covenant 24

10.4	EPR Operating Covenant. 25

10.5	Non-Compliance. 25

ARTICLE 11. REPRESENTATIONS AND WARRANTIES	25

- ii -

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(continued)
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11.1	EPR’s Representations 25

11.2	Empire Developers’s Representations 26

ARTICLE 12. DISPUTE RESOLUTION; ARBITRATION	26

12.1	Procedure. 26

12.2	Arbitration. 26

ARTICLE 13. MISCELLANEOUS	28

13.1	Notices 28

13.2	No Waiver. 29

13.3	Exculpation. 29

13.4	Modification of Agreement. 30

13.5	Captions. 30

13.6	EPR’s Status as a REIT 30

13.7	Governing Law 30

13.8	Joint Preparation. 30

13.9	Interpretation. 30

13.10	Severability. 30

13.11	No Joint Venture. 30

13.12	Authority. 31

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(continued)
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13.13	Consent. 31

13.14	Legal Costs. 31

13.15	Further Assurances. 31

13.16	Counterparts. 31

13.17	Rules of Construction 31

13.18	Confidential Informationr. 31

13.19	No Consequential Damages. 32

13.20	Reserved. 32

13.21	Termination 32

ARTICLE 14. WAIVER OF TRIAL BY JURY	32
SCHEDULES

SCHEDULE 1 – Permits
SCHEDULE 2 – Infrastructure Plans and Common Infrastructure Budget
SCHEDULE 3 – ***
SCHEDULE 4 – Project Schedule
SCHEDULE 5 – ***
EXHIBITS

EXHIBIT A - Project Site and Master Plan
EXHIBIT B – Empire Project Parcels
EXHIBIT C – Waterpark Parcel

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(continued)
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EXHIBIT D – Form of Empire Completion Guaranty
EXHIBIT E – Form of EPR Completion Guaranty
EXHIBIT F – CDP

- v -

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AMENDED AND RESTATED MASTER DEVELOPMENT AGREEMENT
THIS AMENDED AND RESTATED MASTER DEVELOPMENT AGREEMENT (“Agreement”), dated December 28, 2015 (the “Effective Date”), is made by and among EPT CONCORD II LLC, a Delaware limited liability company (“EPT”) EPR CONCORD II, L.P., a Delaware limited partnership (“EPR LP”) and ADELAAR DEVELOPER, LLC, a Delaware limited liability company (“Adelaar Developer,” and together with EPT and EPR LP, “EPR”), with offices at c/o EPR Properties, 909 Walnut Street, Suite 200, Kansas City, Missouri 64106, and MONTREIGN OPERATING COMPANY LLC, a New York limited liability company (the “Casino Developer”), EMPIRE RESORTS REAL ESTATE I, LLC, a New York limited liability company (the “Golf Course Developer”) and EMPIRE RESORTS REAL ESTATE II, LLC, a New York limited liability company (the “Entertainment Village Developer”), and together with the Casino Developer and Golf Course Developer, the “Empire Developers”), with an office at c/o Empire Resorts, Inc., 204 Route 17B, Monticello, New York 12701, and EPR PROPERTIES, a Maryland real estate investment trust (the “EPR Guarantor”, and EMPIRE RESORTS, INC. (the “Empire Guarantor”), in each case, for the purpose of acknowledging certain guaranty obligations as further set forth herein.
RECITALS
WHEREAS, EPT and EPR LP are the fee simple owners of the real property depicted on Exhibit A annexed hereto and incorporated herein by this reference (the “Project Site”) consisting of approximately 1,700 acres in Sullivan County, New York, which includes the Casino Parcel; and
WHEREAS, EPR and the Empire Developers desire to develop, construct and operate on the Project Site a reputable, comprehensive, integrated destination resort and community consisting of, inter alia, the Casino Project, Golf Course Project, Waterpark Project, Entertainment Village Project and Common Infrastructure (as each such terms are hereinafter defined, collectively, the “Project”); and
WHEREAS, EPT and Monticello Raceway Management Inc. (“MRMI”) entered into a certain Master Development Agreement, dated as of December 14, 2012 (the “Original MDA”); and
WHEREAS, on July 30, 2013, the Upstate New York Gaming Economic Development Act of 2013 (the “Act”) was signed into law, and authorized up to four upstate destination gaming resorts with at least one gaming facility located in each of three defined regions of the State, to wit, Region One, Zone Two; Region Two, Zone Two; and Region Five, Zone Two; and
WHEREAS, certain sections of the Act have been codified in Article 13 of the New York Racing, Pari-Mutuel Wagering and Breeding Law, entitled “Destination Resort Gaming” (“Article 13”); and
WHEREAS, pursuant to the Act, the New York State Gaming Commission (the “Gaming Commission”) established the Gaming Facility Location Board to select up to four applicants; and

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WHEREAS, on March 31, 2014, the Board issued a Request for Applications to develop and operate a gaming facility in New York State (the “RFA”); and
WHEREAS, the Empire Developers with the cooperation of EPR submitted a response to the RFA to the Gaming Facility Location Board on June 30, 2014 (the “Application”); and
WHEREAS, the Application included each of the Casino Project, Golf Course Project, Waterpark Project, the Entertainment Village Project and Common Facilities; and
WHEREAS, on December 17, 2014, after a competitive bid process, which included evaluation of sixteen responsive applications, and based upon the Application, the Gaming Facility Location Board selected the Casino Developer to apply to the Gaming Commission for a Gaming Facility License (as defined below); and
WHEREAS, MRMI has assigned its right, title and interest in the MDA to Casino Developer, pursuant to that certain Assignment and Assumption Agreement dated as of the date hereof; and
WHEREAS, EPR and the Empire Developers acknowledge that the completion of the licensure process with the Gaming Commission, and satisfaction of the Gaming Facility License Requirements (as defined below), are conditions to the Project; and
WHEREAS, EPR and the Empire Developers intend that this Agreement and the Project Documents (as defined below) define and govern the overall relationship between EPR and the Empire Developers (and their respective Affiliates (as defined below)) with respect to the development, construction, operation, management and disposition of the Project and to apportion responsibility for the development of various portions of the Project Site between the parties; and
WHEREAS, on the date hereof, the Casino Developer has entered into the Casino Lease, the Entertainment Village Developer has entered into the Entertainment Village Lease and the Golf Course Developer has entered into the Golf Course Lease; and
WHEREAS, the Empire Developers have the right to purchase the Casino Parcel, Golf Course Parcel and Entertainment Village Parcel pursuant to the Purchase Option Agreement; and
WHEREAS, EPR and the Empire Developers believe that it is mutually beneficial to the parties that they cooperate, subject to the terms of this Agreement, in order to achieve completion of the development and construction and opening of the Project.
NOW, THEREFORE, in consideration of the mutual covenants, obligations and provisions herein contained and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by EPR and the Empire Developers, EPR and the Empire Developers agree that the Original MDA is amended and restated as follows:
ARTICLE 1.
ATTACHMENTS TO AGREEMENT; SCHEDULES AND EXHIBITS

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Attached to this Agreement, and hereby made a part hereof, are the following:
SCHEDULES

SCHEDULE 1 – Permits
SCHEDULE 2 – Infrastructure Plans and Common Infrastructure Budget
SCHEDULE 3 – ***
SCHEDULE 4 – Project Schedule
SCHEDULE 5 – ***
EXHIBITS

EXHIBIT A - Project Site and Master Plan
EXHIBIT B – Empire Parcels
EXHIBIT C – Waterpark Parcel
EXHIBIT D – Form of Empire Completion Guaranty
EXHIBIT E – Form of EPR Completion Guaranty
EXHIBIT F – Easement Areas
EXHIBIT G – CDP

ARTICLE 2.

DEFINITIONS
2.1    Definitions. The following terms for purposes of this Agreement shall have the meanings hereinafter specified (additional terms may be defined elsewhere in the Agreement):
“Affiliate” means as applied to a Person or Persons, any other Person or Persons directly or indirectly Controlling, Controlled by, or under common Control with, that Person or Persons. For avoidance of doubt no shareholder of the Empire Guarantor or EPR Guarantor shall constitute an “Affiliate” of any Empire Party or EPR Party, as applicable, hereunder.
“Agreement” has the meaning set forth in the recitals.

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“Application” means the application prepared by Fox Rothschild LLP on behalf of the Casino Developer with the cooperation of EPR, which was submitted to the New York State Gaming Facility Location Board and the New York State Gaming Commission on June 30, 2014, in response to the Request for Applications issued on March 31, 2014 to develop and operate a gaming facility in New York State.
Application Update” means the update to the Application prepared by Fox Rothschild LLP on behalf of the Casino Developer with the cooperation of EPR, which was submitted to the New York State Gaming Commission in a series of updates dated September 11, 2015, September 17, 2015, September 18, 2015, September 23, 2015, and the executive summary dated September 24, 2015, each in response to the August 4, 2015, correspondence from the New York State Gaming Commission.
“Business Day” means any day other than a Saturday, Sunday, legal holiday or a day on which banking institutions in the State of New York are authorized by Law to close.
“Casino” means that certain casino gaming facility which will offer Gaming Operations and which is to be constructed, operated and maintained as part of the Casino Project.
“Casino Lease” means that certain agreement of lease with respect to the Casino Parcel dated the date hereof by and between EPT and the Casino Developer.
“Casino MAE” means (i) the imposition of material fines or penalties on the Casino Developer, (ii) a demonstrable and adverse impact on the Gaming Facility License or (iii) other prevention of the operation of all or any material portion of the Casino.
“Casino Opening Date” means the date on which the Casino is open for business to the public to conduct ongoing (as opposed to “test night”) Gaming Operations
“Casino Parcel” means the portion of the Project demised by the Casino Lease as more particularly set forth on Exhibit B hereof.
“Casino Project” means, collectively, one or more Buildings and other Improvements that will include: (a) a gaming floor of no less than an aggregate total of 90,000 square feet featuring no less than 2,150 slot machines, 102 table games and a 14-16 table poker room (inclusive of the poker and room and VIP and high-limit areas); (b) designated VIP/high-limit areas within such gaming floor which will offer a minimum of 26 slot machines, 8 table games, and a player’s lounge with food and beverages; (c) a hotel containing no less than 332 luxury rooms (including at least eight 1,000-1,200 square feet garden suites, seven 1,800 square feet, two story townhouse villas, and 12 penthouse-level suites), indoor pools and fitness center; (d) a VIP floor containing 6 private VIP gaming salons, a private gaming cage and butler service; (e) multi-purpose meeting and entertainment space of no less than 27,000 square feet with seating capacity for 1,300 people and a mezzanine level that includes a minimum of 14-16 table poker room, access to an outdoor terrace and no less than 7,000 square feet of meeting room space; (f) spa of no less than 7,500 square feet; at least seven restaurants/food and beverage outlets (inclusive of the food court), with an aggregate capacity for at least 727 patrons; and at least four bar/lounges (including restaurant bars) with

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capacity for at least 141 patrons; and (g) with a minimum capital investment of $611,000,000 and that is otherwise in substantial conformance with the Project Requirements.
“CDP” means the PRD Comprehensive Development Plan pertaining to the Project or Project Site as approved by the applicable Governmental Authorities (and amended from time to time in accordance with the Master Declaration).
“Code” means the Internal Revenue Code of 1986, as the same may be amended or supplemented, and the rules and regulations promulgated thereunder.
“Common Facilities” includes, as applicable, all parking areas, streets, driveways, curb cuts, access facilities, aisles, sidewalks, malls, landscaped areas, sanitary and storm sewer lines, water, gas, electric, telephone and other utility lines, systems, conduits and facilities and other common and service areas located within the Project Site, all as more particularly defined in the Master Declaration.
“Common Infrastructure Budget” is defined in Section 6.2(a).
“Common Infrastructure Costs” is defined in Section 6.2(a).
“Common Infrastructure Work” is defined in Section 6.1.
“Competing Casino Project” is defined in Section 5.1(b).
“Complete, Completed or Completion”: The full and complete performance of all work (excluding Punchlist Items) by the applicable Parcel Developer, required to fully construct and equip the applicable portion of the Project Site, and delivery of temporary or permanent certificates of occupancy, so as to allow the immediate occupancy and/or use of such portion of the Project Site, in each case, in accordance with this Agreement, the Project Requirements and all applicable Laws.
“Confidential Information” is defined in Section 13.18.
“Contractor” is defined in Section 9.2.
“Construction Work” means any construction work (including excavation or pile driving) performed by or on behalf of EPR or the Empire Developers, including construction of a Building or other Improvement, or other initial construction work performed in connection with the use, maintenance or operation of the Project Site, including in connection with the Common Infrastructure Work, Casino Project, Golf Course Project, Entertainment Village Project and Waterpark Project.
“Control” (includes the correlative meanings of “Controlled by”, “Controlling” and “under common Control with”), means the effective power, directly or indirectly, to direct or cause the direction of the management and policies of a Person; provided that a Person may still have Control of a specified Person notwithstanding that one or more third parties may have rights to participate in major decisions of the specified Person and provided further that no shareholder of the Empire

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Guarantor or EPR Guarantor shall be deemed to “Control” any Empire Party or EPR Party, as applicable, for any purpose hereunder.
“Effective Date” is the date first above written.
“Empire Construction Consultant” is defined in Section 6.4(a).
“Empire Common Infrastructure Cap” is defined in Section 6.2(e).
“Empire Parcels” means, collectively, the Casino Parcel, the Golf Course Parcel and the Entertainment Village Parcel.
“Empire Project” means, collectively, the Casino Project, the Golf Course Project and the Entertainment Village Project.
“Entertainment Village Project” means one or more Buildings and other Improvements to include no less than 50,000 but no more than 200,000 square feet with dining facilities and retail shops with a minimum capital investment of $25,000,000, and that is otherwise in substantial conformance with the Project Requirements.
“Entertainment Village Lease” means that lease agreement with respect to the Entertainment Village Parcel dated the date hereof by and between Adelaar Developer and the Entertainment Village Developer.
“Entertainment Village Parcel” means the portion of the Project Site demised by the Entertainment Village Lease as more particularly set forth on Exhibit B hereof.
“Entertainment Village Work Product” is defined in Section 4.1(c).
“Gaming Authorities” means the New York State Gaming Facility Location Board, the New York State Gaming Commission or any other Governmental Authority that now or hereafter has regulatory authority over Gaming Operations and/or over Persons operating or engaged in Gaming Operations by reason of their operation thereof or engagement therein, or over Persons receiving, directly or indirectly, revenues derived from Gaming Operations.
“Gaming Facility” means the Casino Project.
“Gaming Facility Licenses” means any permit, license, certificate or approval now or hereafter required by any Governmental Authority in order to conduct ongoing Gaming Operations or participate in the revenues from Gaming Operations on or from the Casino Parcel in accordance with applicable Laws, including, but not limited to, a license issued pursuant to Article 13 of the New York Racing, Pari-Mutuel Wagering and Breeding Law.
“Gaming Facility License Requirements” means, as applicable, (A) the development of each portion of the Project by the applicable Parcel Developer in substantial conformance with the Application, except as modified in accordance with the Application Update and in accordance with the Gaming Facility License, (B) all licenses, approvals and consents required of any party by any

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Gaming Authorities or other Governmental Authorities for Casino Developer to conduct continuous Gaming Operations at the Casino and (C) all legal requirements and conditions set forth in a Gaming Facility License, Gaming Laws or otherwise required by any Governmental Authority with respect to the construction, development, management, ownership or operation of: (i) the Casino Project; (ii) the Golf Course Project; (iii) the Entertainment Village Project; (iv) the Common Infrastructure Work or (v) the Resort Project Site, including without limitation, the Waterpark Project, but not including GFLR Exceptions (as defined below).
“Gaming Laws” means all Laws applicable to the ownership, operation or management of casino facilities, video gaming facilities and Gaming Operations and/or to Persons operating or engaged in Gaming Operations, including, but not limited to, all present and future requirements, administrative and judicial orders, laws, statutes, codes, ordinances, rules and regulations of Government Authorities and all pronouncements and requirements now or hereafter imposed by Governmental Authorities, whether or not having the force of Law.
“Gaming Operations” means the operation within or from the Casino Parcel of video gaming machines (including video lottery terminals), live and electronic table games (including, but not limited to, poker, blackjack, and internet gaming), and other games of chance, and wagering of any kind (including sports books), and of any and all types, which are now or hereafter permitted by applicable Laws, whether such wagers are made by customers physically located within the Casino Parcel or from outside the Casino Parcel (including via the Internet), but specifically excluding horse racing, pari-mutuel and simulcast wagering on horse racing; provided, in the case of customers not physically located on or within the Casino Parcel, the revenue derived therefrom is reported (in whole or, to the extent so reported, in part) to the applicable Governmental Authorities as revenue from Gaming Operations attributable to the Casino Parcel.
“GFLR Exceptions” means any Gaming Facility License Requirement to the extent that (i) such requirement or obligation requires EPR or its Affiliates to take action or incur expenses in respect of the construction, development, management, ownership or operation of any portion of the Resort Project Site, including the Waterpark Project, that exceeds the actions and/or costs contemplated to be incurred or undertaken by EPR or its Affiliates or with respect to any portion of the Resort Project Site, including the Waterpark Project, in the Application (as modified by the Application Update to the extent such modification is expressly approved by the Gaming Authorities) and (ii) the taking of such action or payment of such expense would have a material adverse effect on EPR or its Affiliates, unless Casino Developer agrees (which Casino Developer may, but shall not be obligated, agree to in its sole and absolute discretion) to undertake or pay for, as applicable, for such incremental actions or expenses. Any action or expense under this definition shall be deemed to be “contemplated” in the Application or Application Update, if such action or expense is required by the Gaming Authorities and a reasonable person could deduce or infer such requirement, obligation or understanding from the face of the Application, the Application Update and/or the Gaming Facility License or the Gaming Authorities expressly, orally or in writing, take the position that such requirement, obligation or understanding is required.
“Golf Course Lease” means a lease agreement with respect to the Golf Course Parcel dated the date hereof by and between Adelaar Developer and the Golf Course Developer.

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“Golf Course Parcel” means the portion of the Project Site demised by the Golf Course Lease as more particularly set forth on Exhibit B hereof.
“Golf Course Project” means no less than an 18-hole golf course with a minimum capital investment of $15,000,000 to be located on the Golf Course Parcel, and that is otherwise in substantial conformance with the Project Requirements.
“Golf Course Work Product” is defined in Section 4.1(b).
“Governmental Authorities” means all federal, state, county, municipal and local departments, commissions, boards, bureaus, agencies, quasi-governmental entities and offices thereof, having jurisdiction over all or any part of Project Site or the Project or the use thereof, including Gaming Authorities.
“Ground Leases” means, collectively, the Casino Lease, the Entertainment Village Lease and the Golf Course Lease.
“Improvements” means all buildings, structures and improvements now or hereafter located on the Project Site (each, a “Building”) and all alterations, additions, improvements, repairs, restorations and replacements thereof, and the fixtures, equipment and machinery, in each case now or hereafter affixed thereto.
“Infrastructure” means those infrastructure-related improvements, such as streets, sidewalks, sanitary and storm sewer lines, water, gas, electric, telephone and other utility lines, systems, conduits and other similar facilities to be installed, made or constructed on or about the Project Site in order to facilitate the development, construction, operation and maintenance of the Project or any portion thereof.
“Infrastructure Consultants” means AKRF Engineering, Inc. or another registered engineering firm with experience in resort planning selected by EPR and approved by the Casino Developer, which approval shall not be unreasonably withheld, conditioned or delayed so long as such Infrastructure Consultants selected by EPR are independent, third parties.
“Infrastructure Plans” is defined in Section 6.1.
“Initial Master Plan” means the illustrative master plan for the Project Site depicted in Exhibit A annexed hereto, as the same may be updated and amended from time to time by EPR with the reasonable approval of the Casino Parcel Developer.
“JAMS Rules” is defined in Section 12.2.
“Landlord Licenses and Permits” has the meaning ascribed to such term in the Casino Lease.
“Laws” means all present and future requirements, administrative and judicial orders, laws, statutes, codes, ordinances, rules and regulations of any Governmental Authority.

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“Legal Costs” means all reasonable, out-of-pocket costs and expenses that a Person incurs in any legal proceeding, arbitration or other matter and reasonable external attorneys’ fees, court costs and expenses, but excluding in-house counsel.
“Master Association” is defined in Section 4.2.
“Master Association Constitutive Documents” means the limited liability company agreement (if applicable) and other documents forming and constituting the Master Association, including, the Master Declaration and any other rules and regulations promulgated by the Master Association.
“Master Declaration” means, collectively, that certain Master Declaration of Covenants, Conditions, Easements, and Restrictions, and Exhibits thereto, dated December 6, 2013, as amended by that certain Amended and Restated Master Declaration dated the date hereof.
“Master Plan” is defined in Section 4.1(a).
“Master Planning Architect” means Hart Howerton or another registered architect or architectural firm with experience in resort planning selected by EPR and approved by the Casino Developer, which approval shall not be unreasonably withheld, conditioned or denied.
“Master Planning Work” is defined in Section 4.1(a).
“Material Change” is defined in Section 6.2(h).
“Notices” is defined in Section 13.1.
“Parcel Developer” means (i) the Casino Developer with respect to the Casino Project, (ii) the Golf Course Developer with respect to the Golf Course Project, (iii) the Entertainment Village Developer with respect to the Entertainment Village Project (iv) Adelaar Developer with respect to the Waterpark Project and (v) Adelaar Developer with respect to the Common Infrastructure Work.
“Permits” means any and all licenses, permits (including building, demolition, alteration, use, and special permits), approvals, consents, certificates, rulings, variances, authorizations, or amendments to any of the foregoing as shall be necessary or appropriate under any Laws to commence, perform, or complete any work (including Construction Work) or take any action that is in furtherance of the Project.
“Person” means any natural person, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association or Governmental Authority and any fiduciary acting in such capacity on behalf of any of the foregoing.
“PRD Comprehensive Development Plan” is defined in Section 250-27.2(B)(7) of the Town Code.
“Project” has the meaning set forth in the recitals.

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“Project Site” has the meaning set forth in the recitals.
“Project Documents” means, collectively, this Agreement, the Ground Leases, the Purchase Option Agreement, the Master Declaration and each and every agreement, document or indenture between EPR or any Affiliate of EPR and the Empire Developers or any Affiliate of the Empire Developers relating to or materially affecting the Project or Project Site now or hereafter in effect.
“Project Labor Agreements” means, collectively, (i) that certain Project Labor Agreement for Infrastructure Site Work for the Casino Project, dated June 23, 2014, by and among L.P. Ciminelli on behalf of Empire Resorts, Inc. and the Local Unions affiliated with the Hudson Valley Building and Construction Trades Council, (ii) that certain Project Labor Agreement for Infrastructure Site Work for Adelaar Project, dated June 20, 2014, by and between EPR Concord II, L.P. and the Local Unions affiliated with the Hudson Valley Building and Construction Trades Council and (iii) that certain Project Labor Agreement for the Adelaar Project – Parcel B, dated September 5, 2014, by and between EPR Concord II, L.P. and the Local Unions affiliated with the Hudson Valley Building and Construction Trades Council.
“Project Opening Date” means the earliest date following the Completion of the Project on which the Casino Project, the Golf Course Project, the Waterpark Project and the Entertainment Village Project are all open to the general public for business.
“Project Requirements” means, collectively, all applicable design, architectural, land use, construction, operation, maintenance, development and similar requirements or standards set forth in this Agreement, the Master Plan, the CDP, the Gaming Facility License Requirements, the Project Labor Agreements and any other Project Document.
“Project Schedule” means the schedule for Completion of the Project as set forth on Schedule 4, as the same may be amended from time to time in accordance herewith.
“Punchlist Items” means, collectively, minor, insubstantial details of construction, decoration, mechanical adjustment or installation, the non-completion of which does not prevent the use and occupancy of such portion of the Project for its intended purposes in accordance with all Laws, this Agreement and the Project Documents.
“Purchase Option” means the option of the Casino Developer to purchase the Empire Parcels in accordance with the Purchase Option Agreement.
“Purchase Option Agreement” means that certain Purchase Option Agreement by and between EPR and the Casino Developer, dated the date hereof.
“REIT” is defined in Section 13.6.
“Resort Project Site” means all portions of the Project Site under the ownership and/or control of EPR or its Affiliates, other than the Casino Parcel, the Golf Course Parcel and the Entertainment Village Parcel. It is expected that EPR or its Affiliates shall cause the subdivision of the Resort Project Site into one or more additional “Resort Development Parcels” for

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development in accordance with the Town of Thompson Subdivision Regulations, this Agreement and the Project Requirements.
“Site Consultants” mean the architects, engineers, contractors and subcontractors (other than the Master Planning Architect and Site Engineer) selected by EPR to perform Master Planning Work.
“Site Engineer” means AKRF Engineering, Inc., or another registered engineer or engineering firm with experience in large-scale resort site planning selected by EPR and approved by the Empire Developers, which approval shall not be unreasonably withheld, conditioned or denied.
“Shared Pre-Development Costs” is defined in Section 4.3.
“Special District Capital Assessments” is defined in Section 6.2(c).
“Term” is defined in Section 3.1.
“Town Code” is defined in Section 4.2.
“Unavoidable Delays” is defined in Section 9.3(b).
“Waterpark” means a family-oriented indoor and/or outdoor water themed entertainment amusement area offering a collection of rides, attractions, and facilities including, but not limited to, pools, slides, rides, play areas and attractions similar nature to those facilities operated in the Wisconsin Dells and at Camelback Resort, provided that a Waterpark as defined herein shall not include ponds, fountains or water features that are expressly intended for visual entertainment, or the operation of one or more swimming pools, plunge pools, or hot tubs and related amenities and attractions similar to those customarily offered and operated at four and five star destination resort casinos, which include hotel accommodations.
“Waterpark Lease” means that certain lease agreement by and between EPT and Concord HWP, LLC dated September 27, 2013, a copy of which was delivered to the Empire Developers prior to the date hereof, as such has been assigned to Adelaar Developer, and as may be amended from time to time.
“Waterpark Parcel” means the portion of the Project Site demised by the Waterpark Lease as more particularly set forth on Exhibit C hereof.
“Waterpark Project” means one or more Buildings and other Improvements that will include no less than 325,000 square feet including a hotel with no less than 300 family-style suites, a 75,000 square foot indoor water park, a 25,000 square foot conference and banquet center, a 25,000 square foot outdoor water park, a 25,000 square foot arcade, two 5,000 square feet restaurants with an aggregate capacity for 250 patrons, and Concord Ski Hill, with a minimum capital investment of $120,000,000 to be located on the Waterpark Parcel, and that is otherwise in substantial conformance with the Project Requirements.

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ARTICLE 3.
TERM
3.1    Term. The term of this Agreement (the “Term”) shall commence upon the Effective Date. Except as to those provisions that expressly survive the expiration or termination of this Agreement, the Term shall expire on the earlier of (i) the Project Opening Date; or (ii) the sooner termination of this Agreement pursuant to the terms hereof.
ARTICLE 4.
MASTER PLANNING WORK; PRE-DEVELOPMENT
4.1    Master Planning Work.
(a)    Prior to the Effective Date, EPR and the Empire Developers commenced the master planning of the Project (the “Master Planning Work”), cooperated in good faith, and completed the Master Planning Work, including: (i) the final Master Plan (the “Master Plan”) as attached as Exhibit A hereto and (ii) the amendment of the CDP to permit the development and operation of the Casino Project, the Golf Course Project, the Entertainment Village Project and the Waterpark Project.
(b)    EPR hereby assigns to Golf Course Developer, without recourse, representation or warranty, a non-exclusive right, title and interest in and to the Golf Course Work Product (as defined below). Golf Course Developer hereby assumes responsibility for design and development costs and all other obligations accruing from and after the date hereof and to the extent assignable, with respect to, any work product done to date by EPR or on behalf of EPR with respect to the Golf Course Parcel, including without limitation any and all rights and interests of EPR to any approvals, permits, inducements, plans, specifications, drawings, survey, applications or submissions, related to or arising in connection with the Golf Course Project, and to the extent transferable, all service, maintenance, supply, brokerage and other agreements to which EPR or any Affiliate is a party relating to the planning, design, construction, development or operation of the Golf Course Project, together with all modifications and amendments thereof and supplements relating thereto (the “Golf Course Work Product”); provided that if any such agreements, approvals or permits are not transferable, EPR shall take all actions reasonably necessary to transfer to Golf Course Developer the benefit of such agreements, approvals or permits.
(c)    EPR hereby assigns to Entertainment Village Developer, without recourse, representation or warranty, a non-exclusive right, title and interest in and to the Entertainment Village Work Product. Entertainment Village Developer hereby assumes responsibility for design and development costs and all other obligations accruing from and after the date hereof and to the extent assignable, with respect to, any work product done to date by EPR or on behalf of EPR with respect to the Entertainment Village Parcel, including without limitation any and all rights and interests of EPR to any approvals, permits, inducements, plans, specifications, drawings, survey, applications or submissions, related to or arising in connection with the Entertainment Village Project, and to the extent transferable, all service, maintenance, supply, brokerage and other agreements to which EPR or any Affiliate is a party relating to the planning, design, construction,

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development or operation of the Entertainment Village Project, together with all modifications and amendments thereof and supplements relating thereto (the “Entertainment Village Work Product”); provided that if any such agreements, approvals or permits are not assignable, EPR shall take all actions reasonably necessary to make available to Entertainment Village Developer the benefit of such agreements, approvals or permits.
4.2    Comprehensive Development Plan. EPR and the Empire Developers acknowledge that the development of the Project shall be subject to, inter alia, the provisions of the Section 250-27.2 of the Code of the Town of Thompson (as the same may be amended from time to time, the “Town Code”) concerning a “Planned Resort Development” and the approved PRD Comprehensive Development Plan attached here as Exhibit G. EPR has formed the Concord Resorts Master Association, LLC (the “Master Association”) with respect to the Project Site as contemplated by the Town Code. The Empire Developers hereby authorize EPR to act in a manner consistent with this Agreement, the Ground Leases and the Purchase Option Agreement, as the “applicant” for all applications or other submissions to a Governmental Authority concerning the CDP, any amendments or modifications thereto and any related applications. All decisions related to the amendment of the CDP shall be governed by the Master Association Constitutive Documents. Without limiting the foregoing, the Empire Developers and EPR shall cooperate in all respects to amend the CDP as necessary to be consistent with the terms of this Agreement, the Ground Leases or the Purchase Option Agreement and all other Project Documents.
4.3    Shared Pre-Development Costs. EPR and the Empire Developers have shared all third-party costs incurred in connection with the Master Planning Work (collectively, the “Shared Pre-Development Costs”) in accordance with the amounts set forth on *** hereto. As of the Effective Date, the Empire Developers have paid their share of the Shared Pre-Development Costs in full. The Empire Developers shall not be responsible to pay for any portion of further Shared Pre-Development Costs in excess of what it has already paid without its prior written consent. Except as otherwise set forth in this Agreement, each of EPR and the Empire Developers shall each be responsible for their own pre-development costs that do not constitute Shared Pre-Development Costs. The Empire Developers shall receive a credit for their portion of the Shared Pre-Development Costs as a reduction from the purchase price under the Purchase Option, subject to the Rent Credit Cap (as defined in the Purchase Option Agreement).
4.1    On-Going Costs. Commencing as of the Effective Date, planning and development costs for the Project accruing after the Effective Date shall be treated, as follows:
(a) costs relating to the design, engineering and permitting of the Common Infrastructure Work shall be included in the Common Infrastructure Budget, and financed in accordance with Section 6.2(b);

(c) costs relating to the design, engineering and permitting of the Resort Project Site, including the Waterpark Project, shall be borne solely by EPR;

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(d) costs relating to the design, engineering and permitting of the Casino Project and additional infrastructure not included as Common Infrastructure Work requested by the Casino Developer exclusively benefiting the use or development of the Casino Project of the Casino Project shall be borne solely by the Casino Developer;
(e) costs relating to the design, engineering and permitting of the Golf Course Project and additional infrastructure not included as Common Infrastructure Work requested by the Golf Course Developer exclusively benefiting the use or development of the Golf Course Project, to the extent arising and accruing on or after September 10, 2015 shall be borne solely by the Golf Course Developer (for avoidance of doubt, EPR remains solely responsible for all such costs arising and accruing prior to September 10, 2015, and shall not seek reimbursement of any such costs actually incurred by EPR prior to the date hereof); and
(f) costs relating to the design, engineering and permitting of the Entertainment Village Project and additional infrastructure not included as Common Infrastructure Work requested by the Entertainment Village Developer exclusively benefiting the use or development of the Entertainment Village Project, to the extent arising and accruing after September 10, 2015 shall be borne solely by the Entertainment Village Developer (for avoidance of doubt, EPR remains solely responsible for all such costs arising and accruing prior to September 10, 2015, and shall not seek reimbursement of any such costs actually incurred by EPR prior to the date hereof).
4.2    Golf Course and Entertainment Village Costs. EPR hereby represents and warrants that it has not incurred any costs relating to the design, engineering, planning or permitting of the Entertainment Village Project or Golf Course Project between September 10, 2015 and the Effective Date under any of the Golf Course Work Product or Entertainment Village Work Product being assigned to the Golf Course Developer and Entertainment Village Developer, respectively, which have not been paid as of the Effective Date and that there are no amounts due and payable under any of the Golf Course Work Product or Entertainment Village Work Product as of the Effective Date.
ARTICLE 5.
PRE-DEVELOPMENT COVENANTS
5.1    Exclusivity. From and after the Effective Date and during the Term hereof:
(a)    EPR may continue to market the Resort Project Site to third-party operators. However, EPR agrees for itself and its Affiliates, that EPR will not market any part of the Resort Project Site for use by any operator or permit the operation on the Project Site (other than on the Empire Parcels) of (i) a casino or other gambling facility or (ii) a golf course (excluding miniature golf) and will not permit the operation of a casino or other gambling facility on any property owned or controlled by EPR or its Affiliates within Sullivan County in the State of New York.
(b)    Empire Resorts Inc. and the Casino Developer hereby each agree on behalf of itself and its subsidiaries (including, without limitation, the Golf Course Developer and Entertainment Village Developer so long as they are subsidiaries or otherwise Affiliates of Empire Resorts Inc. and/or Casino Developer) that other than the Casino Project, they will not operate,

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construct, maintain or otherwise participate in any other casino or similar project (a “Competing Casino Project”) within Sullivan County, Ulster County, Orange County, Rockland County or Westchester County, except for the Monticello Casino and Raceway, which, except as required by applicable Laws, Empire covenants during the initial ten-year term of the Gaming Facility License, shall not include more than 300 gaming positions for traditional, live table games, excluding poker. Following such initial ten-year term of the Gaming Facility License there shall be no restrictions on the operation of the Monticello Casino and Raceway. If Empire Resorts Inc., the Casino Developer or any of their subsidiaries (including, without limitation, the Golf Course Developer and Entertainment Village Developer so long as they are subsidiaries or otherwise Affiliates of Empire Resorts Inc. and/or Casino Developer) operates, constructs, maintains or otherwise participates in any Competing Casino Project within Sullivan County, the terms set forth in the Casino Lease shall govern. If Empire Resorts Inc., the Casino Developer or any of their subsidiaries (including, without limitation, the Golf Course Developer and Entertainment Village Developer so long as they are subsidiaries or otherwise Affiliates of Empire Resorts Inc. and/or Casino Developer) operates, constructs, maintains or otherwise participates in any Competing Casino Project within Sullivan County, Ulster County, Orange County, Rockland County or Westchester County, except as expressly allowed in this Section 5.1(b), the Casino Developer agrees that in addition to the payment of Rent under the Casino Lease, the Casino Developer shall pay to EPR an amount equal to *** percent (***%) of the Eligible Gaming Revenue (as defined in the Casino Lease) from such Competing Casino Project. This Section 5.1(b) shall survive the expiration or earlier termination of this Agreement.
ARTICLE 6.
INFRASTRUCTURE DEVELOPMENT
6.1    Infrastructure Plans. EPR has caused or will cause the Infrastructure Consultants to develop the plans and specifications for the Infrastructure as set forth on Schedule 2 hereto (the “Infrastructure Plans”). Such Infrastructure Plans to the extent completed are hereby approved by the Empire Developers. Any subsequent construction drawings and plans for the Common Infrastructure Work developed after the Effective Date in substantial conformance with and within the scope set forth the Infrastructure Plans set forth on Schedule 2 hereto will be deemed approved so long as they do not constitute a Material Change. As part of the development of the Infrastructure Plans, the Infrastructure Consultants have identified the portions of the Infrastructure that are required to be constructed in order to substantially complete the Empire Project and Waterpark Project in accordance with the Application, as modified by the Application Update, and that constitute the Common Facilities required to be constructed to enable the Empire Project and Waterpark Project to be open and fully operational in accordance with the Project Schedule (the “Common Infrastructure Work”). For avoidance of doubt, the parties agree that all sewer, water, lighting, drainage/stormwater, and roadway improvements shown or listed on the Infrastructure Plans, including, but not limited to, construction of Resort Entry Road, construction of the interchange within the New York State Department of Transportation right-of-way, and realignment of Chalet Road to Kiamesha Road, constitute Common Infrastructure Work. The parties agree that following Completion of the Common Infrastructure Work, costs of infrastructure required by a Governmental Authority for additional development at the Resort Project Site or future

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replacements, upgrades, improvements or enhancements of the initial Common Infrastructure Work required by a Governmental Authority will be allocated by the relevant Special Improvement Districts in accordance with their customary practices and will not constitute Common Infrastructure Work and any additional Special District Capital Assessments in connection therewith shall not be subject to the Capital Assessments Cap Amount. EPR will not initiate or agree to any such future replacements, upgrades, improvements or enhancements that will be charged to the Empire Developers without the prior written consent of the applicable Empire Developers, such consent not to be unreasonably withheld, conditioned or delayed unless such future work is being initiated in connection with a new development or upgrade or additional construction of an existing development on the Master Development Site, in which case the Empire Developers’ consent shall be in their sole and absolute discretion.
6.2    Common Infrastructure Costs.
(a)    EPR has caused the Infrastructure Consultants to develop an estimated budget for the costs of the Common Infrastructure Work (the “Common Infrastructure Costs”), which includes the hard costs and soft costs (including the cost of designing the Infrastructure Plans, permitting, etc.) of the Common Infrastructure Work (the “Common Infrastructure Budget”). The Common Infrastructure Budget, annexed hereto as Schedule 2, has been approved by each party, and may be modified only in accordance with Section 6.2(h).
(b)    EPR shall supervise, construct and Complete, or cause to be supervised and constructed and Completed, at its sole cost and expense except as hereinafter provided, the Common Infrastructure Work in accordance with the Infrastructure Plans, including, without limitation, the access drives, grading, drainage, entry road, paving, lighting, striping, landscaping up to, but not including the perimeter curb lines of the Empire Parcels and all off-site work such as curb cuts, acceleration and deceleration lanes, road widening, bridges, interchanges, traffic signals and sanitary sewer lines, in accordance with the Infrastructure Plans, as same may be amended in accordance with this Agreement. EPR shall complete such Common Infrastructure Work in accordance with the Project Schedule, as same may be amended in accordance with Section 9.3 hereof, free and clear of all material liens (other than immaterial amounts that will be paid in the ordinary course of business or are being contested in good faith).
(c)    EPR and the Empire Developers acknowledge that EPR intends to finance the Common Infrastructure Costs through tax-exempt bonds issued by a local development corporation established pursuant to Section 1411 of the Not-for-Profit Corporation Law. The debt service and repayment of the principal for such bonds with respect to the initial construction and placement into service of the Common Infrastructure Work shall be paid from special assessments levied on property within Special Improvement Districts established pursuant to Article 12-a of the Town Law or other applicable law (the “Special District Capital Assessments”). Notwithstanding anything herein to the contrary, the amount of the bond issue shall not be subject to the Empire Developers’ approval or consent, so long as (i) the financing is substantially in the form approved by the Empire Developers and (ii) the Special District Capital Assessments payable by each of the Empire Developers for each of the Casino Parcel, Golf Course Parcel and Entertainment Village Parcel, respectively, on each payment date therefor shall not exceed the Capital Assessments Cap

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Amount. The “Capital Assessments Cap Amount” shall equal, with respect to each of the Casino Parcel, Golf Course Parcel and Entertainment Village Parcel, the amount set forth on *** hereto for each respective parcel, as such amount is reduced by (A) with respect to the Casino Parcel only, the annual payments *** paid by Casino Developer or its Affiliates in accordance with ***, which amount shall be calculated using *** (and matching the payment schedule) as the anticipated *** set forth on *** hereto, and (B) with respect to each of the Golf Course Parcel and Entertainment Village Parcel, the amount of *** required to be paid to EPR in accordance with *** and under the Golf Course Lease and Entertainment Village Lease, respectively, which amount shall be calculated using *** (and matching the payment schedule) as the anticipated *** set forth on *** hereto. Any Special District Capital Assessments in excess of the Capital Assessments Cap Amount shall be payable by EPR in accordance with the Ground Leases and may be deducted from the Purchase Price (as defined in and in accordance with the Purchase Option Agreement).
(d)    EPR and the Empire Developers hereby agree to cooperate with the Governmental Authorities to endeavor to limit the applicable portion of the Special District Capital Assessments with respect to the costs of the initial construction and placement into service of the Common Infrastructure Work for the Casino Parcel, Golf Course Parcel, Entertainment Village Parcel and Waterpark Project to no more than the amounts set forth in ***. The Capital Assessments Cap Amount shall not include unrelated future special assessments, other district assessments, or assessments required in each case to the extent, and only to the extent, as a result of changes to the Empire Project development plans which require materially greater infrastructure support than as set forth in the Infrastructure Plans or as otherwise arising as a result of system-wide upgrades, enhancements, improvements or additions to the Common Infrastructure Work required by a Governmental Authority, which the parties expect to be allocated pro rata amongst all members of the applicable Special Improvement Districts. For avoidance of doubt, each of the Empire Developers shall pay any charges for the operation and maintenance costs of the Common Infrastructure Work (the “Special District O&M Assessments’) applicable to its portion of the Empire Project, and the Empire Common Infrastructure Cap shall only apply to the Special District Capital Assessments levied on, the Casino Parcel, the Golf Course Parcel and the Entertainment Village Parcel. Additionally, if the Casino Developer exercises the Purchase Option, then following the Purchase Date (as defined in and in accordance with the Purchase Option Agreement), EPR shall have no responsibilities with respect to any Capital Assessments in excess of the Capital Assessments Cap Amount (it being understood that the Casino Developer shall receive a credit against the Purchase Price (as defined in and in accordance with the Purchase Option Agreement) for any such amounts subject to and in accordance with the terms of the Purchase Option Agreement).
(e)    To the extent that EPR is unable to finance through tax-exempt bonds, all or any portion of the Common Infrastructure Costs up to $***, including, but not limited to, certain common roadway improvements, upon receipt of no less than 6 months prior notice from EPR that such portion of the Common Infrastructure Costs will not be financed through tax-exempt bonds, the Casino Developer shall pay a pro-rata share (such pro-rata share equal to the ratio, expressed as a percentage of (A) *** to (B) $***) of such Common Infrastructure Costs to EPR, up to the Empire Common Infrastructure Cap. Such payment will be made within twenty (20) Business Days after delivery by EPR of a request for payment in customary form (i.e., AIA G-702 and G-703 or other agreed upon form), together with lien waivers, invoices or receipts for amounts due or paid,

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evidence that EPR has paid or will simultaneously pay its pro-rata share of such costs and such other documentation as is typically required in connection with construction disbursements for similar types of projects, provided, however, in no event shall the Empire Developers’ be responsible to pay more than $*** (the “Empire Common Infrastructure Cap”) toward the Common Infrastructure Costs under this Section 6.2(e). If at any time any tax-exempt bonds are issued by a local development corporation established pursuant to Section 1411 of the Not-for-Profit Corporation Law to reimburse EPR for any Common Infrastructure Costs already incurred, and the Casino Developer has already made payments to EPR pursuant to this Section 6.2(e), EPR shall reimburse the Casino Developer pro-rata for its share of such Common Infrastructure Costs already incurred and paid to EPR pursuant to this Section 6.2(e).
(f)    To the extent that EPR is unable to finance through tax-exempt bonds, all or any portion of the Common Infrastructure Costs up to $***, including, but not limited to, certain common roadway improvements, and such amounts are paid by EPR and not reimbursed by the Casino Developer pursuant to Section 6.2(e), the portion of any such amounts that would have been allocated to the Golf Course Parcel and Entertainment Village Parcel (but not the Casino Parcel) had EPR financed such Common Infrastructure Costs through tax-exempt bonds (allocated pursuant to the same allocation method as established by the applicable Special Improvement District with respect to the Special District O&M Assessments related to such Common Infrastructure Work) shall be allocated to the Golf Course Parcel and Entertainment Village Parcel accordingly (the “Allocated GC/EV Infrastructure Costs”). The Allocated GC/EV Infrastructure Costs shall be adjusted from time to time to match any changes to the allocation of Special District O&M Assessments as may be made by the applicable Special Improvement District or the Master Association from time to time in connection with any future replacements, upgrades, improvements or enhancements of the initial Common Infrastructure Work at the Master Development Site.
(g)    Golf Course Developer and Entertainment Village Developer each hereby agrees to pay EPR for its respective Allocated GC/EV Infrastructure Costs by payment of additional rent under the Golf Course Lease and Entertainment Village Lease, respectively, with annual payments *** paid by EPR or its Affiliates in accordance with *** that is allocated to the Golf Course Parcel and Entertainment Village Parcel in accordance with ***, which amount shall be calculated using *** (and matching the payment schedule) as the anticipated *** set forth on *** hereto, and which would have been paid by the Golf Course Developer and Entertainment Village Developer in accordance with the terms of Section 6.2(c) hereof and the Golf Course Lease or Entertainment Village Lease, as applicable, had such amounts been financed through tax-exempt bonds. For avoidance of doubt, in no event shall the Golf Course Developer or Entertainment Village Developer be responsible under this Section 6.2(g) for any Allocated GC/EV Infrastructure Costs in excess of the amounts allocable thereto on ***.
(h)    The foregoing provisions of this Section 6 shall not be construed as meaning that the Infrastructure Plans or Common Infrastructure Budget may not be amended or changed subsequent to the date hereof, but notwithstanding the foregoing or anything else set forth herein or any other Project Agreement, any (i) material or substantial change or amendment to the Infrastructure Plans which could have a material, adverse effect on access to or operation of any portion of the Empire Project or on the quality of the Common Infrastructure Work or (ii) will

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increase the Common Infrastructure Budget by more than 15% (each of (i) and (ii), a “Material Change”) shall require the advance written approval of the Empire Developers. In addition, for avoidance of doubt, in no event shall the Empire Developers collectively be responsible for any portion of the Common Infrastructure Costs in excess of the Empire Common Infrastructure Cap (including, without limitation, as a result of a Material Change), provided that, for avoidance of doubt, Special District Capital Assessments arising pursuant to the penultimate sentence of Section 6.1 of this Agreement are not included in the Common Infrastructure Work and shall not be subject to the Empire Common Infrastructure Cap. The notice from EPR of a Material Change shall describe in detail the change or amendment to the Infrastructure Plans in question. If the Empire Developers shall withhold approval, the reasons for such approval shall be specified in a written notice from the Empire Developers to EPR. EPR shall, at its option, thereafter modify the Material Change to address the Empire Developers’ objection, and shall resubmit the same to the Empire Developers for the Empire Developers’ approval. Whenever either of EPR or the Empire Developers is granted an approval right for purposes of Section 6.2, such approval shall not be unreasonably withheld. Any disputes arising out of the approval of the Infrastructure Plans or Common Infrastructure Costs or the application of the Empire Common Infrastructure Cap shall be resolved in accordance with Article 12.
(i)    EPR and the Empire Parties acknowledge that the cost to supply electric service to the Project is expected to substantially exceed $900,000.00, which sum represented the preliminary engineering work, and was included in the Common Infrastructure Costs to, among other things, calculate the Empire Common Infrastructure Cap (the “NYSEG Estimate”). As of the date hereof, the parties do not know the final cost or manner of bringing permanent electric service to the Project, or how that cost will be structured by NYSEG (the “Electric Service Costs”). EPR and Empire Developers agree to cooperate in good faith to cause permanent electric service to be supplied to the Project by December 31, 2016, including, without limitation, to fund and allocate between and among them, the Electric Service Costs, which are in excess of the NYSEG Estimate. EPR agrees to bring temporary electricity to the Project in accordance herwith and with the Project Schedule and the Casino Developer agrees to contribute up to $175,000 towards the capital costs of bringing such temporary electricity to the Project.
(j)    The provisions of this Section 6.2 shall survive the expiration or earlier termination of this Agreement
6.3    Performance of Common Infrastructure Work.
(a)    EPR shall be responsible, for the structuring and financing of the Common Infrastructure Costs and the payment of all Common Infrastructure Work with bond proceeds as described herein or as it otherwise determines, subject to the Casino Developer paying its portion of the Common Infrastructure Costs, if applicable, in accordance with Section 6.2(e). EPR shall be responsible for Completing the Common Infrastructure Work in accordance with this Agreement and the Project Requirements, subject to Section 9.3 hereof. If EPR shall fail to Complete the Common Infrastructure Work in accordance with this Agreement and the Project Requirements, then the Empire Developers shall have the right (but not the obligation) to perform such work, provided, however, that the Empire Developers shall provide written notice to EPR of such failure

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to Complete, and EPR shall have sixty (60) days following the date of such notice to cure by Completing the Common Infrastructure Work in accordance with this Agreement and the Project Requirements. Any costs expended by the Empire Developers shall entitle the Empire Developers to a credit against all amounts payable to EPR either (a) under the Ground Leases or (b) the purchase price in connection with the exercise of the Purchase Option (for avoidance of doubt, such credit shall not be subject to the Rent Credit Cap (as defined in the Purchase Option Agreement), in an amount equal to the costs incurred by the Empire Developers, together with interest at the rate of *** percent (***%) per annum from the date such amounts are paid by the Empire Developers.
(b)    EPR hereby represents and warrants that, to its knowledge, it has filed all necessary applications and plans and has received all approvals and Permits relating to and necessary for the planning and construction of the Common Infrastructure Work as set forth in the Infrastructure Plans, except as set forth on Schedule 1 hereto. EPR shall perform the Common Infrastructure Work in accordance with any such approvals and Permits and shall maintain the same in full force and effect. In the event EPR does not have any such approvals and Permits, EPR shall obtain all other approvals and Permits relating to and necessary for the planning and construction of the Common Infrastructure Work and shall perform the Common Infrastructure Work in accordance therewith and maintain the same in full force and effect.
(c)    EPR shall prepare and submit to the Empire Developers monthly construction progress reports which shall set forth in reasonable detail (i) the then-current status of the Common Infrastructure Work, (ii) a comparison of the Common Infrastructure Costs incurred and committed to date with the Common Infrastructure Budget, (iii) an updated outline of percentage of completion of the Common Infrastructure Work and the approximate number of days required to Complete the same and (iv) payment details based upon monthly reporting generated by EPR’s construction management software.
6.4    Monitoring of the Common Infrastructure Work.
(a)    The Empire Developers shall have the right from time to time, at their sole cost and expense, to engage a construction consultant (the “Empire Construction Consultant”) to monitor the Common Infrastructure Work on behalf of the Empire Developers. EPR and the contractor(s) performing the Common Infrastructure Work shall meet with the Empire Developers (and, at the Empire Developers’ election, the Empire Construction Consultant) periodically (but no less than monthly), in each case, at reasonable times and reasonable intervals and otherwise provide the Empire Developers and the Empire Construction Consultant with periodic construction status updates (which may be by phone, email or otherwise). EPR shall notify the Empire Developers and the Empire Construction Consultant reasonably promptly after Manager has actual knowledge that all or any portion of the Common Infrastructure Work will not be Completed in accordance with the Project Schedule. EPR shall, at any time and at the Empire Developers’ sole cost and expense, permit the Empire Developers and/or the Empire Construction Consultant to inspect the Common Infrastructure Work. EPR shall notify the Empire Developers and the Empire Construction Consultant (which notice may be phone or by email) not less than two (2) Business Days prior to any pencil requisitions and joint walkthroughs, and the Empire Developers and the Empire Construction Consultant shall have the right to participate in same.

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(b)    EPR shall promptly provide the Empire Developers and the Empire Construction Consultant with any material amendments, modifications or supplements to the Common Infrastructure Budget, the Project Schedule and/or the Infrastructure Plans. EPR shall reasonably involve the Empire Developers in material decisions to be made with respect to the Common Infrastructure Work; provided that any Material Change to the Infrastructure Plans after the approval thereof as set forth in Section 6.1, shall be subject to the prior written consent of the Empire Developers.
(c)    EPR shall, upon demand of the Empire Developers and at EPR’s sole expense, correct (1) any material structural defect in the Common Infrastructure Work or (2) any variance from the Infrastructure Plans which could have a material adverse effect on access to or operation of any portion of the Empire Project or on the quality of the Common Infrastructure Work, unless such variance has been approved in writing by the Empire Developers, provided, however, that EPR shall have no obligation under clauses (1) and (2) hereof unless an independent consultant mutually selected by Empire Developers and EPR determines that a material structural defect or a variance from the Infrastructure Plans exists. If the parties are unable to agree on such an independent consultant within 30 days, then such dispute shall be resolved in accordance with Article 12 hereof.
(d)    Any disputes arising out of decisions with respect to the Common Infrastructure Work shall be resolved in accordance with Article 12.
6.5    Other Infrastructure Costs and Work. EPR shall (or shall cause the operator and/or tenant of the Waterpark Parcel) to be responsible for completing, at its sole cost and expense the construction of the Infrastructure for the Waterpark Project. EPR shall be responsible for any infrastructure required to be added for use by or for the development of any portion of the Resort Project Site other than the Waterpark Project or any other third-party operator of any other Resort Development Parcel or any other portion of the Project Site. The Empire Developers shall be responsible for completing, at its sole cost and expense, the construction of the Infrastructure on the Casino Parcel, the Golf Course Parcel and the Entertainment Village Parcel for their respective portion of the Empire Project.
ARTICLE 7.
EMPIRE PROJECT DEVELOPMENT
7.1    Development and Construction.
(a)    The Casino Developer shall be responsible for the development, construction, and Completion of the Casino Project, at its sole cost and expense, in accordance with this Agreement and the other Project Requirements. The Casino Developer hereby represents and covenants that subject to the Completion of the Common Infrastructure Work in accordance with the Project Schedule, it shall cause the Construction Work with respect to the Casino Project to be prosecuted with diligence and continuity and will cause the Casino Project to meet the obligations substantially as set forth in the Gaming Facility License Requirements for the development and construction of the Casino Project, and that it shall construct the Casino Project in a timely manner in accordance with the Project Schedule, as the Project Schedule may be amended in accordance

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with Section 9.3 hereof, provided that Completion of the Casino Project shall occur in the time frame set forth in the Gaming Facility License Requirements or in accordance with the Project Schedule, whichever is sooner. In the event of any conflicts between this Agreement and the Casino Lease, matters relating to pre-development, development and Construction Work in connection with the Casino Project shall be governed by this Agreement, and all other matters shall be governed by the Casino Lease.
(b)    The Entertainment Village Developer shall be responsible for development, construction and Completion of the Entertainment Village Project, at its sole cost and expense, in accordance with this Agreement and the other Project Requirements. The Entertainment Village Developer hereby represents and covenants that subject to the Completion of the Common Infrastructure Work in accordance with the Project Schedule, it shall cause the Construction Work with respect to the Entertainment Village Project to be prosecuted with diligence and continuity and will cause the Entertainment Village Project to meet the obligations substantially as set forth in the Gaming Facility License Requirements for the development and construction of the Entertainment Village Project, and that it shall construct the Entertainment Village Project in a timely manner in accordance with the Project Schedule, as the Project Schedule may be amended in accordance with Section 9.3 hereof, provided that Completion of the Entertainment Village Project shall occur in the time frame set forth in the Gaming Facility License Requirements or in accordance with the Project Schedule, whichever is sooner. In the event of any conflicts between this Agreement and the Entertainment Village Lease, matters relating to pre-development, development and Construction Work in connection with the Entertainment Village Project shall be governed by this Agreement, and all other matters shall be governed by the Entertainment Village Lease.
(c)    The Golf Course Developer shall be responsible for the development, construction, and Completion of the Golf Course Project, at its sole cost and expense, in accordance with this Agreement and the other Project Requirements. The Golf Course Developer hereby represents and covenants that subject to the Completion of the Common Infrastructure Work in accordance with the Project Schedule, it shall cause the Construction Work with respect to the Golf Course Project to be prosecuted with diligence and continuity and will cause the Golf Course Project to meet the obligations substantially as set forth in the Gaming Facility License Requirements for the development and construction of the Golf Course Project, and that it shall construct the Golf Course Project in a timely manner in accordance with the Project Schedule, as the Project Schedule may be amended in accordance with Section 9.3 hereof, provided that Completion of the Golf Course Project shall occur in the time frame set forth in the Gaming Facility License Requirements or in accordance with the Project Schedule, whichever is sooner. In the event of any conflicts between this Agreement and the Golf Course Lease, matters relating to pre-development, development and Construction Work in connection with the Golf Course Project shall be governed by this Agreement, and all other matters shall be governed by the Golf Course Lease.
7.2    Construction Completion Guaranty. Empire Guarantor shall execute a completion guaranty in the form annexed hereto as Exhibit D.
7.3    Construction Reporting. Casino Developer shall prepare and submit to EPR monthly construction progress reports which shall set forth in reasonable detail (i) the then-current

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status of the Casino Project (ii) an updated outline of percentage of completion of the Casino Project and the approximate number of days required to Complete the same and (iii) payment details based upon monthly reporting generated by EPR’s construction management software. Golf Course Developer shall prepare and submit to EPR monthly construction progress reports which shall set forth in reasonable detail (i) the then-current status of the Golf Course Project (ii) an updated outline of percentage of completion of the Golf Course Project and the approximate number of days required to Complete the same and (iii) payment details based upon monthly reporting generated by EPR’s construction management software. Entertainment Village Developer shall prepare and submit to EPR monthly construction progress reports which shall set forth in reasonable detail (i) the then-current status of the Entertainment Village Project (ii) an updated outline of percentage of completion of the Entertainment Village Project and the approximate number of days required to Complete the same and (iii) payment details based upon monthly reporting generated by EPR’s construction management software.
ARTICLE 8.

WATERPARK PROJECT DEVELOPMENT
8.1    Development and Construction.    EPR shall be responsible for the development, construction, and Completion of the Waterpark Project, at its sole cost and expense, in accordance with this Agreement and the other Project Requirements. EPR hereby represents and covenants that it shall cause the Construction Work with respect to the Waterpark Project to be prosecuted with diligence and continuity and will cause the Waterpark Project to meet the obligations substantially as set forth in the Gaming Facility License Requirements for the development and construction of the Waterpark Project, and that it shall construct and Complete the Waterpark Project in a timely manner in accordance with the Project Schedule, as the Project Schedule may be amended in accordance with Section 9.3 hereof, provided that Completion of the Waterpark Project shall occur in the time frame set forth in the Gaming Facility License Requirements or in accordance with the Project Schedule, whichever is sooner. For avoidance of doubt, if there is a delay in the Completion of the Casino Project, other than as a result of a delay in the Completion of the Common Infrastructure Work or as a result of any actions taken by EPR or its Affiliates (including the operator of the Waterpark Project), then the time to Complete the Waterpark Project shall be extended for the length of time that the delay in the Completion of the Casino actually delays the Project Opening Date. Notwithstanding anything herein to the contrary, EPR’s obligation to Complete the Waterpark Project shall be subject to and conditioned upon the Completion of the Casino Project, and EPR’s obligation to open the Waterpark Project for business to the public shall be subject to and conditioned upon the opening of the Casino Project for business to the public.
8.2    Construction Completion Guaranty. EPR Guarantor shall provide a completion guaranty in the form annexed hereto as Exhibit E.

8.3    Construction Reporting. EPR shall prepare and submit to the Casino Developer monthly construction progress reports which shall set forth in reasonable detail (i) the then-current status of the Waterpark Project (ii) an updated outline of percentage of completion of the Watrerpark

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Project, and the approximate number of days required to Complete the same and (iii) payment details based upon monthly reporting generated by EPR’s construction management software.
ARTICLE 9.
CONSTRUCTION PROVISIONS
9.1    Construction Access and Coordination.
(a)    EPR and the Empire Developers acknowledge that EPR will be constructing (or causing the construction) of the Common Infrastructure Work and the Waterpark Project, and the Empire Developers will be constructing the Empire Project, simultaneously. EPR and the Empire Developers shall cause the performance of the Construction Work under any contract to be scheduled with the other party’s designated Construction Representative to coordinate such Construction Work with the Construction Work of any other party so as to minimize interference and delays in any Construction Work at the Project Site.
(b)    Each Parcel Developer hereby grants to the other Parcel Developers a non-exclusive easement for access to their respective development parcels (the “Access Easements”) during the period of time in which the Empire Project, the Common Infrastructure Work, and the Waterpark Project are under construction; provided that the Access Easements shall not materially or unreasonably interfere with ingress and egress to any parcel or otherwise materially or unreasonably interfere with or interrupt the construction of any portion of the Project. The Easement Areas shall terminate as of the date on which a Parcel Developer notifies the other Parcel Developers that they no longer have any need for access in connection with construction of the Empire Project, the Common Infrastructure Work or the Waterpark Project, as the case may be, other than the easements set forth in the Master Declaration.
(c)    No construction staging for the Resort Project Site or Waterpark Project shall materially or unreasonably interfere with ingress and egress to the Empire Parcels or the Construction Work thereon or otherwise materially or unreasonably interfere with or interrupt the construction of the Empire Project. No construction staging for the Empire Project shall materially or unreasonably interfere with ingress and egress to the Resort Project Site and Waterpark Parcel necessary for the Construction Work then being performed on the Resort Project Site with respect to the Common Infrastructure Work and the Waterpark Project or otherwise materially or unreasonably interfere with or interrupt the construction of the Common Infrastructure Work and Waterpark Project.
(d)    Subject to Section 9.1(c), EPR and the Empire Developers agree to cooperate to provide such additional access easements and staging area easements as are reasonably requested to facilitate construction of the Project in accordance with the Project Schedule.
(e)    Notwithstanding anything to the contrary, following the opening of any portion of the Project for business, the other parties hereto shall use commercially reasonable efforts to and to cause their respective contractors to:

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(i)    conduct all Construction Work so as to minimize noise, dust, intrusive lighting, unsightly appearance and other adverse impacts to the operation of such portion of the Project to the maximum extent possible.
(ii)    coordinate deliveries to avoid unreasonable interference with any the use or operation of such portion of the Project; and
(iii)    insure that all construction vehicles or materials shall not be left in an area which may block, hamper or otherwise interfere with access to or the use or operation of such portion of the Project.
9.2    Contractor Insurance. Each of the parties shall provide the other party with evidence that its general contractor or construction manager (the "Contractor") for the work to be performed pursuant to this Agreement has obtained the insurance coverage set forth below. All such insurance shall provide that the same cannot be canceled, reduced or amended without at least 30 days' prior notice to each party hereto and the insurance provided under subparagraphs (b) and (c) below shall provide that each party hereto shall be named as an additional insured:
(a) Workers' Compensation in the Contractor's name with the statutory limits and Employer's liability Insurance in Contractor's name with limits of not less than $1,000,000 both containing a waiver of subrogation, if the same can be legally obtained, in favor of each party hereto, executed by the insurance company;

(b) Commercial General Liability Insurance with limits of not less than $1,000,000 combined single limit per occurrence ($2,000,000 aggregate per project) in the Contractor's name, including property damage coverage, personal injury coverage, completed operations coverage, mobile equipment liability and contractual liability coverage; and

(c) Automobile Liability Insurance with limits of not less than $1,000,000 per occurrence combined for bodily injury and property damage in the Contractor's name.

9.3    Project Schedule.
(a)    The initial Project Schedule for the construction of the Project that has been approved by both EPR and the Empire Developers is attached hereto as Schedule 4. EPR and the Empire Developers agree to perform their obligations hereunder in substantial conformance with the Project Schedule. The Empire Developers and EPR agree to use commercially reasonable efforts to coordinate with one another in taking any position with respect to rule-making by the Gaming Commission with regard to the entire Project, including, without limitation, the Project Schedule.
(b)    Both parties agree to use commercially reasonable efforts to Complete or cause to be Completed their respective obligations to construct the Empire Project or the Waterpark Project and Common Infrastructure Work, as the case may be, in accordance with the Project Schedule, as the same may be modified due to Unavoidable Delays or with the mutual written consent of the parties hereto. EPR may modify the Project Schedule with respect to the Waterpark Project and/or the Common Infrastructure Work, and the Empire Developers may modify the Project Schedule, with respect to the Empire Project, on account of Unavoidable Delays, as that term is

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defined herein. As used herein, the term “Unavoidable Delay(s)” shall mean a material delay beyond the reasonable control of the delayed party caused by the breach or failure of third parties to perform such third party’s obligations under any agreement with the affected party relating to the fulfillment of such party’s obligations hereunder (provided, however, such party shall seek to enforce said third party’s obligations expeditiously and with all reasonable, commercial due diligence), labor strikes, lock-outs, labor troubles, industry-wide inability to procure materials, failure of power, riots, war, military or usurped governmental power, acts of terrorism, sabotage, material fire or other material casualty, or an extraordinary act of God (such as prolonged weather delays, a tornado or earthquake), but excluding inadequacy of insurance proceeds, litigation or other disputes, the financial inability of a party to this Agreement, lack of suitable financing with respect to a party to this Agreement, delays of the delayed party’s contractor not excused by normal and typical force majeure provisions of the contract between the delayed party and its contractor and failure to obtain approvals or permits unless otherwise caused by an event of Unavoidable Delay. A delay shall not be deemed an Unavoidable Delay unless (1) the delayed party notifies the other party in writing of the delay within ten (10) days of the event giving rise to such delay; (2) the delayed party has exhausted all other reasonable resources available at reasonable costs to avoid such delay; and (3) the delayed party diligently pursues completion of the activity that was delayed. Notwithstanding anything to the contrary contained herein, under no circumstances will Unavoidable Delay extend the time for performance of any obligation by more than one hundred twenty (120) days.
(c)    Notwithstanding anything to the contrary contained herein, if the Empire Developers are delayed in the Completion of the Empire Project due to any delay in the Common Infrastructure Work or any restriction or delay in its access to the Easement Area, then the date of the Completion of the Empire Project may be extended for the length of time that the delay in the Common Infrastructure Work or the restriction or delay in its access to the Easement Area, as applicable, delays Completion of the Empire Project, provided that the date of Completion of the Empire Project shall not be extended in accordance with this Section 9.3(c) to the extent any delay in the Common Infrastructure Work is caused by the Empire Developers. The date for Completion of the Waterpark Project may be extended as a result of a delay in the Common Infrastructure Work or any restriction or delay in EPR’s access to the Easement Area for the length of time that the delay in the Common Infrastructure Work or the restriction or delay in EPR’s access to the Easement Area, as applicable, delays Completion of the Waterpark Project, but, only to the extent such delay in the Common Infrastructure Work or the restriction or delay in EPR’s access to the Easement Area was caused by an Unavoidable Delay. For avoidance of doubt, the date for Completion of the Waterpark Project shall not be extended in accordance with this Section 9.3(c) to the extent any delay in the Common Infrastructure Work is caused by EPR or its Affiliates.
9.4    Completion Certificate. Each party hereto shall, from time to time at the request of the other, furnish to the other a certificate of the architect, construction manager, or general contractor in charge of construction as to the current status thereof, percentage of completion thereof, and the approximate number of days required to complete the same.
ARTICLE 10.

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LICENSES AND GAMING REGULATIONS
10.1    Cooperation. EPR and the Empire Developers shall cooperate with each other and with Gaming Authorities, and shall provide such information as may be reasonably requested by such Gaming Authorities, in order to obtain and maintain all Gaming Facility Licenses and Landlord Licenses and Permits. EPR and the Empire Developers will cooperate and work together with the Gaming Commission in good faith to facilitate issuance of the Gaming Facility License. To the extent permitted by applicable Laws, prior to the filing of any report on Form 8-K (“8-K”) by the Empire Guarantor or EPR Guarantor relating to the obligations of the other party or its Affiliates under this Agreement or the other party’s respective Projects (other than mere references to such Projects as part of a general reference to the overall Project) (i.e. EPR with respect to the Empire Guarantor and the Casino Project, Golf Course Project and Entertainment Village Project, and the Empire Developers with respect to EPR Guarantor and the Waterpark Project), EPR or the Empire Developers, as applicable shall notify such other party and provide a draft copy of such 8-K for review prior to it being filed with the Securities and Exchange Commission, provided that in no event will such party filing the 8-K be required to amend or modify such 8-K due to the review and/or comments of the other party. The parties shall make good faith efforts to provide a draft of any 8-K subject to the prior sentence no less than one day in advance of the planned filing with the Securities and Exchange Commission.
10.2    Pursuit of Gaming Facility License.
(a)    Notwithstanding anything to the contrary herein or in any of the other Project Documents, the Empire Developers shall: (i) diligently pursue and undertake all necessary and required actions, on the terms set forth herein and in the Application and Application Update to obtain from the Gaming Commission a Gaming Facility License for the Casino Project; and (ii) adhere to and be in material compliance with all qualifications, requirements, final plans, permits and approvals established by the Gaming Facility Location Board, Gaming Commission, or any other Gaming Authorities or Governmental Authorities necessary for the Casino Developer to be awarded a Gaming Facility License to construct the Casino Project on the Casino Parcel and to conduct ongoing Gaming Operations at the Casino to the extent consistent with the Application and this Agreement.
(b)    Subject to the restrictions hereunder, including, but not limited to, the GFLR Exceptions, EPR shall: (i) diligently pursue and undertake all necessary and required actions as the Parcel Developer of the Waterpark Project and the Common Infrastructure Work, on the terms set forth herein and in the Application and the Application Update for Casino Developer to obtain from the Gaming Commission a Gaming Facility License for the Casino Project; and (ii) adhere to and be in material compliance with all qualifications, requirements, final plans, permits and approvals established by the Gaming Facility Location Board, Gaming Commission, or any other Gaming Authorities or Governmental Authorities with respect to the Waterpark Project and Common Infrastructure Work, which are necessary for the Casino Developer to be awarded a Gaming Facility License to construct the Casino Project on the Casino Parcel and to conduct ongoing Gaming Operations at the Casino to the extent consistent with this Agreement.

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(c)    Each party shall notify the other party upon receiving any written communication from any Governmental Authorities responsible for the issuance of the Gaming Facility Licenses or Landlord Licenses and Permits stating, in effect, that the Gaming Facility Licenses or Landlord Licenses and Permits will not be issued to the Casino Developer or EPR, respectively, that the issuance thereof will be materially delayed or that the Casino Developer or EPR, respectively, are not in compliance with applicable Laws such that the Casino Developer or EPR, respectively, is at risk of not obtaining, or once obtained, losing the Gaming Facility License or the Landlord Licenses and Permits or the right for Casino Developer to conduct ongoing Gaming Operations at the Casino.
(d)    All costs relating to the 10% deposit to the Gaming Authorities of the total investment proposed for the Waterpark Project shall be borne solely by EPR, and EPR shall deliver such portion of the 10% deposit in the form of a bond or cash.
(e)    All costs relating to the 10% deposit to the Gaming Authorities of the total investment proposed for the Casino Project shall be borne solely by the Casino Developer and shall be paid by the Casino Developer in the form of a bond or cash.
(f)    All costs relating to the 10% deposit to the Gaming Authorities of the total investment proposed for the Golf Course Project shall be borne solely by the Golf Course Developer and shall be paid by the Golf Course Developer in the form of a bond or cash.
(g)    All costs relating to the 10% deposit to the Gaming Authorities of the total investment proposed for the Entertainment Village Project shall be borne solely by the Entertainment Village Developer and shall be paid by the Entertainment Village Developer in the form of a bond or cash.
10.3    MWBE. Each party hereto agrees to cooperate and comply with and take all actions necessary to satisfy all New York State rules and regulations, including any portion of the Gaming Facility License Requirements, if applicable, relating to the provision of meaningful opportunity for state certified minority and women-owned business enterprises (the “MWBE Requirements”) in connection with such party’s development and ongoing operation, if any, of its portion of the Project. If any party receives written notice of any failure to meet MWBE Requirements from the Gaming Authorities or any other Governmental Authorities, such party shall give prompt notice thereof to the other parties hereto and diligently proceed to remedy such failure so as to be in compliance with all applicable MWBE Requirements, subject to such party’s right to contest such finding by the Gaming Authorities or any other Governmental Authorities of a failure to meet MWBE Requirements unless such failure to meet MWBE Requirements is reasonably likely to cause an imminent Casino MAE.
10.4    Empire Operating Covenant. The Empire Developers hereby represent, warrant and covenant that for the initial ten-year term of the Gaming Facility License granted to Casino Developer, the Empire Project shall materially comply with the Gaming Facility License Requirements, Gaming Laws, Laws and Permits to the extent applicable to the Empire Developers, the Empire Parcels and/or the Empire Project. The Empire Project shall be in violation of the covenant set forth in the prior sentence if during such ten-year period the Empire Developers have

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received from the Gaming Authorities express notice, written or oral, of any such failure to materially comply and such failure is reasonably likely to cause a Casino MAE.
10.5    EPR Covenant.
(a)    EPR hereby represents, warrants and covenants that for the initial ten-year term of the Gaming Facility License granted to Casino Developer, it shall and shall cause the Resort Project Site, including the Waterpark Project, to materially comply with the Gaming Facility License Requirements to the extent applicable to EPR, the Resort Project Site and/or the Waterpark Project, including for avoidance of doubt the continued operation of the Waterpark Project. EPR and the Resort Project Site, including the Waterpark Project (including the operation thereof), shall be in violation of the covenant set forth in the prior sentence if the Empire Developers have received from the Gaming Authorities express notice, written or oral, of any such failure to materially comply and Empire has provided notice thereof to EPR and such failure is reasonably likely to cause a Casino MAE.
(b)    If, at any time during the initial ten-year term of the Gaming Facility License, EPR, the Resort Project Site or the Waterpark Project shall fail to be in material compliance with the Gaming Facility License Requirements and such failure results in a Casino MAE, then:
(i)    EPR shall promptly undertake and diligently continue to use all commercially reasonable efforts to comply or cause EPR, the Resort Project Site and/or the Waterpark Project, as applicable, to comply with the Gaming Facility License Requirements;
(ii)    Without limiting EPR’s obligations under clause (i) above, Empire and EPR shall use commercially reasonable efforts (at EPR’s sole cost and expense, provided that Empire has notified EPR prior to incurring any such reimbursable expenses) to discuss with the Gaming Authorities solutions to prevent or minimize any Casino MAE as a result of such failure to comply with the Gaming Facility License Requirements, provided that Empire shall never be required or obligated to disobey the Gaming Authorities, contradict or violate any Gaming Laws, Gaming Facility License Requirements or any direction or requirement of any Gaming Authority whether or not having the force of law or take any action or cooperate in a manner which it believes may have an adverse impact on its relationship with the Gaming Commission or other Gaming Authorities in its sole and absolute discretion; and
(iii)    If despite the efforts set forth in clause (i) of this Section 10.5(b), EPR is unable to bring the operation of the Waterpark Project into material compliance with the Gaming Facility License Requirements within 150 days of the initial failure, measured from the date that the Empire Developers receive express notice, written or oral, of such failure from the Gaming Authorities and notify EPR of the same, then EPR shall immediately commence all actions necessary to terminate the Waterpark Lease, remove the tenant from occupancy and lease the Waterpark Parcel to the Casino Developer or its designee (such designee subject to EPR’s reasonable consent unless it is an Affiliate of the Casino Developer) for ***($***) per year to operate the Waterpark Project in accordance with the Gaming Facility License Requirements, with all revenues first going to pay all operating

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expenses, capital expenditures and carry costs incurred by the Casino Developer or such designee in connection with the Waterpark Project, second going to pay the Special District Capital Assessments applicable to the Waterpark Project, and third, any profits from the operation of the Waterpark Project to be shared by the parties, with ***% of such profit retained by the Casino Developer or its designee and ***% shared with EPR. Upon not less than 90 days’ notice from EPR, the Casino Developer or its designee shall give possession of the Waterpark Parcel back to EPR, provided that (A) following such transfer, the Waterpark Project will be in material compliance with the Gaming Facility License Requirements and the provisions of this Section 10.5 shall once again be applicable and (B) EPR shall pay all actual, out of pocket costs and expenses, including customary termination costs, arising from termination of operations at the Waterpark Project in accordance with this sentence. In connection with its operation of the Waterpark Project, the Casino Developer or its designee shall be entitled to enter into customary contracts and agreements without the consent of EPR so long as the same shall be terminable at will without the payment of any penalty or termination fee or shall have a term of up to 1 year. Contracts or agreements that have a term of greater than one year or that are not terminable at will without the payment of any penalty or termination fee shall require the consent of EPR, not to be unreasonably withheld, conditioned or delayed, unless the Casino Developer agrees to pay such termination costs.
(c)    For the initial ten-year term of the Gaming Facility License granted to Casino Developer, EPR shall have no obligation to comply with any GFLR Exceptions, provided that EPR has, within 30 days of the imposition by the Gaming Authorities’ of any such requirement, objected in writing and with specificity to the Casino Developer with respect to such requirement and has not withdrawn such objection. Thereafter, EPR shall use all commercially reasonable, good faith efforts to cooperate with the Casino Developer to address such additional requirement so as to avoid a Casino MAE. EPR and its Affiliates shall be bound by and obligated to comply with all GFLR Exceptions to which they do not timely raise a written objection in accordance herewith or to which they withdraw their objection in writing, and any such GFLR Exceptions shall thereby be deemed to be Gaming Facility License Requirements for all purposes hereunder. For avoidance of doubt, EPR has no obligation to comply with any GFLR Exceptions after the initial ten-year terms of the Gaming Facility license granted to Casino Developer.
(d)    For avoidance of doubt, nothing in this Section 10.5 shall give rise to any independent right of the Casino Developer to require compliance by EPR, the Resort Project Site or the Waterpark Project with or satisfaction of any requirements of the Application or the Application Update, except to the extent the same constitutes a Gaming Facility License Requirement and the failure of EPR, the Resort Project Site or the Waterpark Project to comply therewith has or results in a Casino MAE. In furtherance of the foregoing, for the initial ten-year term of the Gaming Facility License granted to Casino Developer, EPR and the Casino Developer shall coordinate and cooperate in good faith to contact the Gaming Authorities to address any additional requirements under the Gaming Facility License so as to avoid a Casino MAE; provided that Empire shall never be required or obligated to disobey the Gaming Authorities, contradict or violate any Gaming Laws, Gaming Facility License Requirements or any direction or requirement of any Gaming Authority whether or not having the force of law or take any action or cooperate in

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a manner which it believes in good faith may have an adverse impact on its relationship with the Gaming Commission or other Gaming Authorities in its sole and absolute discretion.
(e)    For avoidance of doubt, nothing in this Article 10 shall give rise to any independent right of EPR to require compliance by Empire, the Casino Project, Golf Course Project or Entertainment Village Project with or satisfaction of any requirements of the Application or the Application Update, except to the extent the same constitutes a Gaming Facility License Requirement and the failure of Empire, the Casino Project, Golf Course Project or Entertainment Village Project to comply therewith has or results in a Casino MAE.
10.6    Non-Compliance. Any disputes arising out of this Article 10 shall be resolved in accordance with Article 12.
10.7    Survival. The provisions of this Article 10 shall survive the expiration or earlier termination of this Agreement.
ARTICLE 11.
REPRESENTATIONS AND WARRANTIES
11.1    EPR’s Representations. EPR hereby represents and warrants and covenants to the Empire Developers that, as of the date hereof:
(a)    EPT is a limited liability company, validly formed, duly existing and in good standing under the laws of the State of Delaware. EPR LP is a limited partnership, validly formed, duly existing and in good standing under the laws of the State of Delaware. Adelaar Developer is a limited liability company, validly formed, duly existing and in good standing under the laws of the State of Delaware. EPT, EPR LP and Adelaar Developer have the requisite power and authority to enter into and perform the terms of this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated thereby have been duly authorized by the members of EPT and Adelaar Developer and partners of EPR LP and no other member or partner approval or authorization or other action on the part of EPT, EPR LP and Adelaar Developer is necessary in order to permit EPT, EPR LP and Adelaar Developer to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by EPT, EPR LP and Adelaar Developer, and constitutes the legal, valid and binding obligation of EPT, EPR LP and Adelaar Developer, enforceable against EPT, EPR LP and Adelaar Developer in accordance with its terms.
(b)    EPT and EPR own and hold fee title in and to the Project Site.
11.2    Empire’s Representations. Each of the Empire Developers hereby represents and warrants and covenants to EPT, EPR LP and Adelaar Developer that, as of the date hereof:
(a)    Each of the Empire Developers is a limited liability company, validly formed, duly existing and in good standing under the laws of the State of New York. Each of the Empire Developers has the requisite power and authority to enter into and perform the terms of this

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Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated thereby have been duly authorized by the members of each of the Empire Developers and no other corporate approval or authorization or other action on the part of any of the Empire Developers is necessary in order to permit each of the Empire Developers to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by each of the Empire Developers, and constitutes the legal, valid and binding obligation of each of the Empire Developers, enforceable against each of the Empire Developers in accordance with its terms.
ARTICLE 12.
DISPUTE RESOLUTION; ARBITRATION
12.1    Procedure. With respect to any matter that is expressly provided pursuant to any provision of this Agreement to be resolved pursuant to this Article 12, the parties shall attempt in good faith for a period of not less than five (5) Business Days to resolve any such dispute. If such dispute remains unresolved after said period, either party shall have the right to refer such dispute to the President, Chief Executive Officer or other senior officer of the parent company of each party. If such dispute remains unresolved for an additional period of not less than ten (10) Business Days, either party shall have the right to seek resolution of such dispute in accordance with the provisions of Section 12.2.
12.2    Arbitration.
(a)    In any instance where this Agreement expressly provides, or the parties otherwise agree, that a dispute with respect to a specific matter may be submitted to arbitration in accordance with this Article 12 and the parties were unable to resolve the dispute in accordance with Section 12.1, then either party may submit such dispute for resolution by arbitration in accordance with the Expedited Procedures provisions of the JAMS Comprehensive Arbitration Rules and Procedures, as amended from time to time (collectively, the “JAMS Rules”), except to the extent modified by the terms of this Article; provided, however, that with respect to any such arbitration, (i) the arbitrator shall have no right to award damages except with respect to a successful claim by one party that the other party has unreasonably withheld its consent in bad faith; (ii) the decision and award of the arbitrator shall be final and conclusive on the parties; and (iii) a single arbitrator designated in accordance with the JAMS Rules shall resolve all disputes submitted to arbitration. Except with respect to the interpretation and enforcement of the arbitration procedures (which shall be governed by the Federal Arbitration Act), the arbitrator shall apply the laws of the State of New York (without giving effect to its choice of law principles) in connection with the dispute. If any party fails to appear at a duly scheduled and noticed hearing, the arbitrator is hereby expressly authorized (but not directed) to enter judgment for the appearing party.
(b)    The arbitrator conducting any arbitration shall be bound by the provisions of this Agreement and shall not have the power to add to, subtract from, or otherwise modify such provisions. Each party agrees to sign all documents and to do all other things necessary to submit any such matter to arbitration and further agree to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration

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and to abide by the decision rendered thereunder which shall be binding and conclusive on the parties and shall constitute an “award” by the arbitrator within the meaning of applicable Laws. Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitrator upon a showing of substantial need by the party seeking discovery. Unless the parties agree otherwise in writing, and consistent with this Agreement, the parties, the arbitrator and JAMS shall treat the proceedings, any related discovery and the decisions of the arbitrator as confidential. The parties may disclose the existence, content, or results of the arbitration in accordance with this Agreement, the JAMS Rules, applicable professional standards and Laws. Judgment may be had on the decision and award of the arbitrator so rendered in any court of competent jurisdiction. Each arbitrator shall be a qualified, disinterested and impartial person who shall have had at least ten (10) years’ experience in the development, construction and/or operation, as applicable, of resort or similar large-scale construction projects in a calling connected with the matter of the dispute. Each party shall have the right to appear and be represented by counsel before said arbitrator and to submit such data and memoranda in support of their respective positions in the matter in dispute as may be reasonably necessary or appropriate in the circumstances.
(c)    Notwithstanding anything herein to the contrary, (x) the arbitrator conducting any arbitration pursuant to the terms of this Section 12.2 shall be required to determine the successful party in any such arbitration and to select either the amount or item (as the case may be) proposed by EPR or the amount or item (as the case may be) proposed by the Empire Developers with respect to each amount or item (as the case may be) that shall be in dispute, based on which amount or item (as the case may be) he determines is closer to the correct determination thereof (i.e., if there are three (3) disputed items, the arbitrator(s) shall select either the disputed item proposed by EPR or the disputed item proposed by the Empire Developers with respect to each of such three (3) disputed items, but the arbitrator shall not be obligated to select either all three (3) disputed items proposed by EPR or all three (3) disputed items proposed by the Empire Developers), (y) in connection with any arbitration proceeding pursuant to the terms of this Section 12.2, the unsuccessful party in such proceeding shall pay (1) to the successful party all reasonable out-of-pocket fees and expenses, including reasonable attorneys’ fees, incurred by the successful party in connection with such proceeding and (2) the fees and expenses of the arbitrator conducting any arbitration (it being agreed that if there are multiple disputed items and the arbitrator shall select disputed items proposed by both parties, the arbitrator may determine the percentage of the fees and expenses of the successful party and the arbitrator to be paid by the unsuccessful party), and (z) the parties agree that, except with respect to a successful claim by one party that the other party has unreasonably withheld its consent in bad faith, (i) the arbitrator may not award or recommend any damages to be paid by either party and (ii) in no event shall either party be liable for, nor be entitled to recover, any damages (except as otherwise provided in this Section 12.2).
12.3    Survival. The provisions of this Article 12 shall survive the expiration or earlier termination of this Agreement.
ARTICLE 13.

MISCELLANEOUS

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13.1    Notices. All notices, consents, requests, approvals and authorizations (collectively, “Notices”) required or permitted under this Agreement shall only be effective if in writing. All Notices (except Notices of default, which may only be sent pursuant to the methods described in clauses (a) and (b) below) shall be sent (a) by registered or certified mail (return receipt requested), postage prepaid, or (b) by Federal Express, U.S. Post Office Express Mail, Airborne or similar nationally recognized overnight courier which delivers only upon signed receipt of the addressee, or (c) by facsimile transmission with original sent via a method set forth in clause (a) or (b) above and addressed as follows or at such other address, and to the attention of such other person, as the parties shall give notice as herein provided:

If for EPR:	c/o EPR Properties Attention: Asset Management 909 Walnut Street, Suite 200 Kansas City, Missouri 64106 Telephone: (816) 472-1700 Facsimile: (816) 472-5794

With a copy to:	EPR Properties Attention: General Counsel 909 Walnut Street, Suite 200 Kansas City, Missouri 64106 Telephone: (816) 472-1700 Facsimile: (816) 472-5794

And a copy to:	Zarin & Steinmetz 81 Main Street, Suite 415 White Plains, New York 10601
Attention: Michael D. Zarin, Esq.
Telephone:    (914) 682-7800
Facsimile:    (914) 683-5490

If for any of the Empire Developers: c/o Empire Resorts, Inc.
204 Route 17B
Monticello, New York 12701
Attention: Joseph A. D’Amato
Telephone:     (845) 807-0001
Facsimile:     (845) 807-0000

With a copy to:	c/o Empire Resorts, Inc. 204 Route 17B Monticello, New York 12701 Attention: Nan Horner Telephone: (845) 807-0001 Facsimile: (845) 807-0000

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And a copy to:	Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, New York 10006 Attention: Steven L. Wilner, Esq. Telephone: (212) 225-2672 Facsimile: (212) 225-3999
A notice, request and other communication shall be deemed to be duly received if delivered by a nationally recognized overnight delivery service, when delivered to the address of the recipient, if sent by mail, on the date of receipt by the recipient as shown on the return receipt card, or if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient’s facsimile number; provided that if a notice, request or other communication is served by hand or is received by facsimile on a day which is not a Business Day, or after 5:00 p.m. local time on any Business Day at the addressee’s location, such notice or communication shall be deemed to be duly received by the recipient at 9:00 a.m. local time of the addressee on the first Business Day thereafter. Rejection or other refusal to accept or the inability to delivery because of changed address of which no Notice was given shall be deemed to be receipt of the Notice as of the date of such rejection, refusal or inability to deliver.
13.2    No Waiver. Except as otherwise expressly provided herein, no failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial performance hereunder during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Agreement to be performed or complied with by any party, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by the party against whom enforcement is sought. No waiver of any breach shall affect or alter this Agreement, but each and every covenant, agreement, term and condition of this Agreement shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.
13.3    Exculpation. No disclosed or undisclosed shareholder, partner, member or other constituent owner of the Empire Developers or of any Affiliate of the Empire Developers, and none of their respective officers, directors, trustees, employees or agents, shall have any personal liability for the obligations of the Empire Developers under this Agreement, except as expressly set forth in the Empire Completion Guaranty. No disclosed or undisclosed shareholder, partner, member or other constituent owner of EPR or of any Affiliate of EPR, and none of their respective officers, directors, trustees, employees or agents, shall have any personal liability for the obligations of EPR under this Agreement, except as expressly set forth in the EPR Completion Guaranty.
13.4    Modification of Agreement. The terms, covenants and conditions hereof may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of the change, modification or discharge is sought, or by such party’s agent. The terms of this Agreement are subject to the review and approval of all applicable Gaming Authorities, including the Gaming Commission. Without limiting Section 13.21, the parties hereto agree to cooperate to

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amend this Agreement as necessary to obtain such approval so long as the same does not materially increase the obligations or decrease the rights of the parties hereto.
13.5    Captions. Captions throughout this instrument are for convenience and reference only and the words contained therein shall in no way be deemed to explain, modify, amplify or aid in the interpretation or construction of the provisions of this Agreement.
13.6    EPR’s Status as a REIT. The Empire Developers acknowledge that EPR Guarantor intends to elect to be taxed as a real estate investment trust (“REIT”) under the Code. The Empire Developers shall exercise commercially reasonable efforts to cooperate in good faith with EPR Guarantor to ensure that EPR Guarantor’s status as a REIT is not adversely affected in any material respect. The Empire Developers agree to enter into reasonable modifications of this Agreement which do not adversely affect the Empire Developers’ rights and liabilities if such modifications are required to retain or clarify EPR Guarantor’s status as a REIT.
13.7    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
13.8    Joint Preparation. This Agreement (and all exhibits thereto) is deemed to have been jointly prepared by the parties hereto, and any uncertainty or ambiguity existing herein, if any, shall not be interpreted against any party, but shall be interpreted according to the application of the rules of interpretation for arm’s-length agreements.
13.9    Interpretation. It is hereby mutually acknowledged and agreed that the provisions of this Agreement have been fully negotiated between parties of comparable bargaining power with the assistance of counsel and shall be applied according to the normal meaning and tenor thereof without regard to the general rule that contractual provisions are to be construed narrowly against the party that drafted the same or any similar rule of construction.
13.10    Severability. If any provisions of this Agreement are determined to be invalid by a court of competent jurisdiction, the balance of this Agreement shall remain in full force and effect, and such invalid provision shall be construed or reformed by such court in order to give the maximum permissible effect to the intention of the parties as expressed therein.
13.11    No Joint Venture. Without limiting anything in the Master Association Constitutive Documents, nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between EPR and the Empire Developers.
13.12    Authority. The Persons executing this Agreement on behalf of each party covenant and warrant to the other party that (a) they are duly authorized to execute this Agreement on behalf of the party for whom they are acting, and (b) the execution of this Agreement has been duly authorized by the party for whom they are acting.
13.13    Consent. Either party’s sole right and remedy in any action concerning the other party’s reasonableness in withholding or denying its consent or approval under this Agreement

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(where reasonableness is required hereunder) will be an action for declaratory judgment or specific performance, and in no event shall either party be entitled to claim or recover any damages in any such action, unless the non-consenting party has acted in bad faith in withholding such consent or approval.
13.14    Legal Costs. In case suit is brought because of the breach of any agreement or obligation contained in this Agreement on the part of either party to be kept or performed, and a breach is established, the prevailing party shall be entitled to recover all out-of-pocket expenses incurred in connection with such suit, including reasonable Legal Costs.
13.15    Further Assurances. Each of the parties hereto shall execute and provide all additional documents and other assurances that are reasonably necessary to carry out and give effect to the intent of the parties reflected in this Agreement.
13.16    Counterparts. This Agreement may be executed at different times and in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, PDF or other means of electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.
13.17    Rules of Construction. The following rules of construction shall be applicable for all purposes of this Agreement, unless the context otherwise requires:
(a)    The terms “hereby,” “hereof,” “hereto,” “herein,” “hereunder” and any similar terms shall refer to this Agreement, and the term “hereafter” shall mean after, and the term “heretofore” shall mean before, the date of this Agreement.
(b)    Words of the masculine, feminine or neuter gender shall mean and include the correlative words of the other genders and words importing the singular number shall mean and include the plural number and vice versa.
(c)    The terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to.”
13.18    Confidential Information. The parties agree not to disclose to any Person information provided to the other party pursuant to the terms of this Agreement (collectively, the “Confidential Information”), except (i) to the extent such information is otherwise publicly known or available, (ii) to the taxing authorities with authority to inquire therein, and then only to the extent required under applicable Law, (iii) if requested by the Securities and Exchange Commission, or other foreign or domestic, state or local Governmental Authority, (iv) to each party’s accountants, attorneys, advisors, consultants, employees and agents, (v) an existing or prospective lender, investor, or prospective purchaser of all or any portion of the Project Site or EPR’s or the Empire Developers’ interest in this Agreement or any other Project Document who has agreed to keep such information confidential, (vi) to the extent required by applicable Law, (vii) to the extent legally

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compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose such provisions, (viii) to the extent required by any federal, state, local or foreign laws, or by any rules or regulations of any domestic or foreign public stock exchange or stock quotation system, that may be applicable to EPR or the Empire Developers or any of EPR’s or the Empire Developers’ direct or indirect constituent owners or Affiliates, or (ix) in connection with any action to enforce any of the provisions of this Agreement. The provisions of this Section 13.18 shall survive the expiration or earlier termination of this Agreement for a period of one (1) year.
13.19    No Consequential Damages. EPR and the Empire Developers each hereby agrees that, whenever either party to this Agreement shall be entitled to seek or claim damages against the other party (whether by reason of a breach of this Agreement by such party, in enforcement of any indemnity obligation, for misrepresentation or breach of warranty, or otherwise), neither EPR nor the Empire Developers shall seek, nor shall there be awarded or granted by any court, arbitrator, or other adjudicator, any consequential, speculative, or punitive damages, whether such breach shall be willful, knowing, intentional, deliberate, or otherwise.
13.20    Obligations Run With Land. The terms and provisions of this Agreement shall run with the land and be binding upon any successor, assignee, buyer or other transferee of all or any portion of the Project Site, including any person acquiring a leasehold interest in the Project Site pursuant to the assignment of the one of the Ground Leases by one of the Empire Developers.
13.21    Mortgagees. Any party hereunder shall be permitted to collaterally assign its rights under this Agreement and under any completion guaranty provided in connection herewith to any lender or other financing source for its portion of the Project. Upon request, the parties hereto agree to execute a document, in a customary form, evidencing such collateral assignment, with such collateral assignment providing such lender customary and usual mortgagee protections.
13.22    Several Obligations. The parties agree that the rights and obligations of the Empire Developers hereunder are several and each of the Casino Developer, Golf Course Developer and Entertainment Village Developer shall only be responsible for obligations of the Empire Developers hereunder to the extent they relate to their respective portion of the Empire Project, unless expressly indicated otherwise in this Agreement (e.g. in Section 5.1(b)), and a default by one of the Empire Developers shall not be a default by any of the other Empire Developers
13.23    Termination. This Agreement may not be terminated by either party unless (i) the Casino Lease terminates prior to the Commencement Date (as defined in the Casino Lease), in accordance with its terms and (ii) the Empire Developers fail to exercise the Purchase Option prior to its expiration in accordance with the terms and conditions of the Purchase Option Agreement, in which event this Agreement shall terminate. Upon such termination, neither party shall have any obligations to the other hereunder, under any other Project Document or any other agreement between the parties hereto, other than as expressly set forth in the Ground Leases with respect to a termination prior to the Commencement Date.

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ARTICLE 14.
WAIVER OF TRIAL BY JURY
TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN ANY MATTERS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND ANY CLAIM OF INJURY OR DAMAGE.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
EPT:
EPT CONCORD II LLC, a Delaware limited liability company

By:	/s/ Gregory K. Silvers

Name:	Gregory K. Silvers

Title:	Manager/President

EPR CONCORD II, L.P., a Delaware limited partnership

By:	EPR TRS HOLDINGS, INC.,
a Missouri corporation,
its general partner

By: /s/ Gregory K. Silvers
Name: Gregory K. Silvers

Title:	President

ADELAAR DEVELOPER, LLC, a Delaware limited liability company

By:	/s/ Gregory K. Silvers

Name:	Gregory K. Silvers

Title:	Manager/President

EMPIRE DEVELOPERS:
MONTREIGN OPERATING COMPANY LLC, a New York limited liability company

By:	/s/ Joseph D’Amato

Name:	Joseph D’Amato

Title:	Authorized Signatory

EMPIRE RESORTS REAL ESTATE I, LLC, a New York limited liability company

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By: /s/ Joseph D’Amato

Name:	Joseph D’Amato

Title:	Authorized Signatory

EMPIRE RESORTS REAL ESTATE II, LLC, a New York limited liability company

By:	/s/Joseph D’Amato

Name:	Joseph D’Amato

Title:	Authorized Signatory

ACKNOWLEDGED AND AGREED WITH RESPECT TO SECTIONS 6 & 8:

EPR PROPERTIES
a Maryland real estate investment trust
By: /Gregory K. Silvers
Name: Gregory K. Silvers
Title: President and Chief Executive Officer

ACKNOWLEDGED AND AGREED WITH RESPECT TO SECTION 7:

EMPIRE RESORTS, INC.
a Delaware corporation

By: /s/ Joseph D’Amato
Name: Joseph D’Amato
Title: Authorized Signatory

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Schedule 1

Permits

The following listed permits and approvals are those known as of the date hereof. Additional approvals and permits may be required as the Project moves forward and coordination with the Town of Thompson, County of Sullivan, and other permitting authorities continues.

Permit/Approval	Issuing Authority/Agency
Application to Purchase Surplus Land	NYS Department of Transportation
Use & Occupancy Permit for landscape maintenance in the DOT ROW	NYS Department of Transportation
Adopt a Highway Program	NYS Department of Transportation
Use & Occupancy Permit for water main extension from alternate storage tank location [1]	NYS Department of Transportation
Environmentally Sensitive Areas Waiver for the Town’s Sewage Conveyance and Kiamesha Lake Sewer District Treatment Facility	U.S. Environmental Protection Agency
Building permits for the signage walls at the Joyland Road/Resort Entry Road intersection	Town of Thompson
Wetland Permit modifications [2]	U.S. Army Corps of Engineers
Wetland Permit modifications / Water Quality Certification	NYS Department of Environmental Conservation
Town authorization/approval of Chalet Road realignment	Town of Thompson
Signature on Final Site Plan Drawings	Town of Thompson Planning Board Chair
Amended construction permit for the Water Distribution System	NYS Department of Health
New construction permit for the Water Distribution System	NYS Department of Health
Renewal of Groundwater Withdrawal Permit for existing wells	Delaware River Basin Commission
Groundwater Withdrawal Permit for new Resort Entry Road irrigation system well(s) [3]	Delaware River Basin Commission
Phase 2 Sewer Extension Approval	NYS Department of Environmental Conservation and Town of Thompson
Stormwater General Permit for Construction (Phase 2)	NYS Department of Environmental Conservation

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Water Treatment Chemical Use Approval from NYSDEC and Possible 5 Acre Waiver	NYS Department of Environmental Conservation
Building Permit for Bridge Replacement at Kiamesha Creek and Related Updates to Flood Plain Study	Town of Thompson
Early Tree Clearing Permit	Town of Thompson
Site Plan for Roadway Approvals	Town of Thompson
Building Permit for Retaining Wall for Chalet Road Realignment to upper slope [3]	Town of Thompson
Updates to Special Districts for infrastructure changes made during construction or resulting from design changes (water/sewer/lighting/drainage/roadway)	Various
Notes: [1] If storage is not provided by the Village of Monticello. [2] Dependent upon roadway alignments. [3] If required.

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Schedule 2

Infrastructure Plans and Common Infrastructure Budget

[See attached.]

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Schedule 3

***

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Schedule 4

Project Schedule

NOTES

1)	Casino gaming floor, 60% of standard Casino hotel rooms and garden suites / villas to open within 24 months. Remaining hotel rooms to be completed within 30 months.

2)	“Infrastructure Packages A, B & F” includes the following (approximate) “hook-up” dates:

a.	Water- May 2016;

b.	Sewer- April 2016;

c.	Temporary Power- April 15, 2016 (per NYSEG); and

d.	Permanent Power- per NYSEG and Section 6.1(i) of MDA.

3)	“Infrastructure- Future Packages” includes (as of December 2015):

a.	Water Storage infrastructure;

b.	Pump Station 1;

c.	Chalet Road Improvements (including water, sewer, electric, telecom);

d.	Sewage Treatment Plant upgrades; and

e.	Verizon.

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Schedule 5

***

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Exhibit A

Master Plan

[See attached.]

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Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Heiden Road
Driving Range
Monster Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Montreign Resort Casino
Joyland Road
Resort Entry Road
Lake
Exit 107
Exit 105
Exit 106
Route 17
5 min. Walk
0
700
1400
2100
2800
4200'
1" = 700' at full size (24" x 36")
10 ac
5 ac

HART | HOWERTON

© 2015 HART HOWERTON. The designs and concepts shown are the sole property of Hart Howerton. The drawings may not be used except with the expressed written consent of Hart Howerton.

ADELAAR

Illustrative Master Plan

Exhibit B

Empire Project Parcels

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Casino Parcel

PARCEL 1

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York, and designated as “Parcel 1” on a map entitled, “Map of Parcel 1 Prepared for EPT Concord II LLC, Property Situate in the Town of Thompson, County of Sullivan, State of New York, dated March 26, 2012 and revised October 18, 2012”, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 2 on the west as shown on aforementioned Map; and

RUNNING EASTERLY along the said southerly proposed road line, the following fourteen (14) courses and distances:

1.	Along a curve to the left from where the radial bears South 31 degrees 13 minutes 59 seconds East having a radius of 6,021.00 feet and an arc length of 317.77 feet to a point of tangency;

2.	North 55 degrees 44 minutes 35 seconds East a distance of 310.69 feet to a point of curvature;

3.	Along a curve to the right having a radius of 979.00 feet and an arc length of 256.76 feet to a point of tangency;

4.	North 70 degrees 46 minutes 12 seconds East a distance of 84.29 feet to a point of curvature;

5.	Along a curve to the right having a radius of 479.00 feet and an arc length of 158.19 feet to a point of tangency;

6.	North 89 degrees 41 minutes 32 seconds East a distance of 91.98 feet to a point of curvature;

7.	Along a curve to the right having a radius of 5,979.00 feet and an arc length of 238.37 feet to a point of tangency;

8.	South 88 degrees 01 minutes 25 seconds East a distance of 281.39 feet to a point of curvature;

9.	Along a curve to the left having a radius of 6,021.00 feet and an arc length of 322.67 feet to a point of tangency;

10.	THENCE North 88 degrees 54 minutes 21 seconds East a distance of 49.46 feet to a point of curvature;

11.	Along a curve to the right having a radius of 2,979.00 feet and an arc length of 263.17 feet to a point of tangency;

12.	South 86 degrees 01 minutes 57 seconds East a distance of 147.37 feet to a point of curvature;

13.	Along a curve to the right having a radius of 5,979.00 feet and an arc length of 263.78 feet to a point of tangency; and

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14.	South 83 degrees 30 minutes 17 seconds East a distance of 69.58 feet;

THENCE South 17 degrees 14 minutes 23 seconds West a distance of 104.27 feet;

THENCE South 37 degrees 57 minutes 26 seconds West a distance of 586.42 feet;

THENCE South 52 degrees 48 minutes 52 seconds East a distance of 243.94 feet;

THENCE North 83 degrees 03 minutes 38 seconds East a distance of 93.35 feet;

THENCE South 27 degrees 00 minutes 34 seconds East a distance of 228.53 feet;

THENCE South 30 degrees 37 minutes 41 seconds East a distance of 313.25 feet;

THENCE South 14 degrees 40 minutes 25 seconds West a distance of 165.03 feet;

THENCE South 30 degrees 19 minutes 35 seconds East a distance of 358.61 feet to a point in the westerly proposed road line of Joyland Road; and

RUNNING SOUTHERLY along said westerly proposed road line, South 16 degrees 03 minutes 08 seconds West a distance of 124.76 feet to a point of curvature;

THENCE along a curve to the right having a radius of 301.00 feet and an arc length of 365.06 feet to a point of tangency;

THENCE South 85 degrees 32 minutes 29 seconds West a distance of 645.96 feet;

THENCE North 07 degrees 22 minutes 08 seconds West a distance of 58.04 feet;

THENCE North 82 degrees 22 minutes 33 seconds West a distance of 419.65 feet;

THENCE South 67 degrees 33 minutes 48 seconds West a distance of 95.71 feet;

THENCE North 16 degrees 23 minutes 16 seconds West a distance of 151.20 feet;

THENCE North 00 degrees 18 minutes 28 seconds East a distance of 368.89 feet;

THENCE North 36 degrees 36 minutes 50 seconds West a distance of 128.05 feet;

THENCE South 56 degrees 56 minutes 11 seconds West a distance of 458.28 feet;

THENCE South 15 degrees 39 minutes 20 seconds West a distance of 566.94 feet;

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THENCE North 70 degrees 16 minutes 15 seconds West a distance of 800.00 feet to a point in the common boundary between the herein described parcel on the east and Parcel 2 on the west as shown aforementioned Map; and

CONTINUING ALONG said common boundary, the following ten (10) courses and distances:

15.	North 19 degrees 43 minutes 45 seconds East a distance of 240.00 feet;

16.	North 70 degrees 16 minutes 15 seconds West a distance of 750.00 feet;

17.	North 25 degrees 27 minutes 30 seconds East a distance of 150.00 feet;

18.	South 79 degrees 25 minutes 23 seconds East a distance of 100.00 feet;

19.	North 37 degrees 31 minutes 44 seconds East a distance of 200.00 feet;

20.	North 67 degrees 50 minutes 03 seconds East a distance of 150.00 feet;

21.	North 36 degrees 32 minutes 13 seconds East a distance of 125.00 feet;

22.	North 19 degrees 27 minutes 11 seconds East a distance of 160.00 feet;

23.	North 02 degrees 29 minutes 55 seconds East a distance of 207.25 feet; and

24.	North 31 degrees 13 minutes 59 seconds West a distance of 159.80 feet along the (extended) radial to the curve of the first named course, to the point and place of BEGINNING.

EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, along the southerly side of Thompsonville Road for the purposes of a 20 foot wide Landscape Buffer easement, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 2 on the west as shown on aforementioned map and running easterly along the said southerly proposed road line the following fourteen (14) courses and distances:

25.	Along a curve to the left, from where the radial bears South 31 degrees 13 minutes 59 seconds East, having a radius of 6021.00 feet, and an arc length of 317.77 feet to a point of tangency;

26.	North 55 degrees 44 minutes 35 seconds East, a distance of 310.69 feet to a point of curvature;

27.	Along a curve to the right, having a radius of 979.00 feet, and an arc length of 256.76 feet to a point of tangency;

28.	North 70 degrees 46 minutes 12 seconds East, a distance of 84.29 feet to a point of curvature;

29.	Along a curve to the right, having a radius of 479.00 feet, and an arc length of 158.19 feet to a point of tangency;

30.	North 89 degrees 41 minutes 32 seconds East, a distance of 91.98 feet to a point of curvature;

31.	Along a curve to the right, having a radius of 5979.00 feet, and an arc length of 238.37 feet to a point of tangency;

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32.	South 88 degrees 01 minutes 25 seconds East, a distance of 281.39 feet to a point of curvature;

33.	Along a curve to the left, having a radius of 6021.00 feet, and an arc length of 322.67 feet to a point of tangency;

34.	North 88 degrees 54 minutes 21 seconds East, a distance of 49.46 feet to a point of curvature;

35.	Along a curve to the right, having a radius of 2979.00 feet, and an arc length of 263.17 feet to a point of tangency;

36.	South 86 degrees 01 minutes 57 seconds East, a distance of 147.37 feet to a point of curvature;

37.	Along a curve to the right, having a radius of 5979.00 feet, and an arc length of 263.78 feet to a point of tangency;

38.	South 83 degrees 30 minutes 17 seconds East, a distance of 69.58 feet;

THENCE South 17 degrees 14 minutes 23 seconds West, a distance of 20.36 feet;

THENCE parallel to and 20.00 feet off of the southerly proposed road line of Thompsonville Road the following fourteen (14) courses and distances:

39.	North 83 degrees 30 minutes 17 seconds West, a distance of 65.79 feet to a point of curvature;

40.	Along a curve to the left, having a radius of 5959.00 feet, and an arc length of 262.90 feet to a point of tangency;

41.	North 86 degrees 01 minutes 57 seconds West, a distance of 147.37 feet to a point of curvature;

42.	Along a curve to the left, having a radius of 2959.00 feet, and an arc length of 261.41 feet to a point of tangency;

43.	South 88 degrees 54 minutes 21 seconds West, a distance of 49.46 feet to a point of curvature;

44.	Along a curve to the right, having a radius of 6041.00 feet, and an arc length of 323.74 feet to a point of tangency;

45.	North 88 degrees 01 minutes 25 seconds West, a distance of 281.39 feet to a point of curvature;

46.	Along a curve to the left, having a radius of 5959.00 feet, and an arc length of 237.57 feet to a point of tangency;

47.	South 89 degrees 41 minutes 32 seconds West, a distance of 91.98 feet to a point of curvature;

48.	Along a curve to the left, having a radius of 459.00 feet, and an arc length of 15 1.59 feet to a point of tangency;

49.	South 70 degrees 46 minutes 12 seconds West, a distance of 84.29 feet to a point of curvature;

50.	Along a curve to the left, having a radius of 959.00 feet, and an arc length of 251.52 feet to a point of tangency;

51.	South 55 degrees 44 minutes 35 seconds West, a distance of 310.69 feet to a point of curvature; and

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52.
Along a curve to the right, having a radius of 6041.00 feet, and an arc length of 318.82 feet to a point in the common boundary between the herein described parcel on the east and Parcel 2 on the west as shown on the aforementioned map;

THENCE continuing northerly along said common boundary along the (extended) radial of the last described curve, North 31 degrees 13 minutes 59 seconds West, a distance of 20.00 feet to the POINT AND PLACE OF BEGINNING.

EXCEPTING AND RESEVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, for the purposes of a Horizontal Improvement easement, which is more particularly bounded and described as follows:

COMMENCING at the northeastern most corner of the herein described Parcel 1 and continuing along the easterly line thereof the following three (3) courses and distances:

53.	South 17 degrees 14 minutes 23 seconds West, a distance of 104.27 feet;

54.	South 37 degrees 57 minutes 26 seconds West, a distance of 586.42 feet; and

55.	South 52 degrees 48 minutes 52 seconds East, a distance of 189.83 feet to the POINT AND PLACE OF BEGINNING.

THENCE continuing along the said easterly line of the herein described Parcel 1 the following three (3) courses and distances:

56.	South 52 degrees 48 minutes 52 seconds East, a distance of 54.11 feet;

57.	North 83 degrees 03 minutes 38 seconds East, a distance of 93.35 feet; and

58.	South 27 degrees 00 minutes 34 seconds East, a distance of 162.81 feet;

THENCE South 59 degrees 22 minutes 19 seconds West, a distance of 44.15 feet;

THENCE North 64 degrees 39 minutes 29 seconds West, a distance of 53.83 feet;

THENCE North 14 degrees 40 minutes 41 seconds West, a distance of 75.79 feet;

THENCE South 83 degrees 03 minutes 01 seconds West, a distance of 91.90 feet;

THENCE North 06 degrees 56 minutes 59 seconds West, a distance of 104.50 feet to the POINT AND PLACE OF BEGINNING.

EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, for the purposes of a Parking and Drive Aisle easement, which is more particularly bounded and described as follows:

COMMENCING at the northeastern most corner of the herein described Parcel 1 and continuing along the easterly line thereof the following five (5) courses and distances:

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59.	South 17 degrees 14 minutes 23 seconds West, a distance of 104.27 feet;

60.	South 37 degrees 57 minutes 26 seconds West, a distance of 586.42 feet;

61.	South 52 degrees 48 minutes 52 seconds East, a distance of 243.94 feet;

62.	North 83 degrees 03 minutes 38 seconds East, a distance of 93.35 feet; and

63.	South 27 degrees 00 minutes 34 seconds East, a distance of 162.81 feet to the POINT AND PLACE OF BEGINNING.

THENCE continuing along the said easterly line of the herein described Parcel 1 the following four (4) courses and distances:

64.	South 27 degrees 00 minutes 34 seconds East, a distance of 65.72 feet;

65.	South 30 degrees 37 minutes 41 seconds East, a distance of 313.25 feet;

66.	South 14 degrees 40 minutes 25 seconds West, a distance of 165.03 feet; and

67.	South 30 degrees 19 minutes 35 seconds East, a distance of 358.61 feet to a point in the westerly proposed road lien of Joyland Road;

THENCE running southerly along said westerly proposed road line, South 16 degrees 03 minutes 08 seconds West, a distance of 55.49 feet;

THENCE North 30 degrees 18 minutes 58 seconds West, a distance of 413.27 feet;

THENCE North 14 degrees 41 minutes 02 seconds East, a distance of 165.02 feet;

THENCE North 30 degrees 37 minutes 41 seconds West, a distance of 362.29 feet; and

THENCE North 59 degrees 22 minutes 19 seconds East, a distance of 44.15 feet to the POINT AND PLACE OF BEGINNING.

PARCEL 2

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York, and designated as “Parcel 2” on a map entitled, “Map of Parcel 2 Prepared for EPT Concord II LLC, Property Situate in the Town of Thompson, County of Sullivan, State of New York, dated March 26, 2012 and revised October 18, 2012,” which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the west and Parcel 1 on the east as shown on aforementioned Map; and

RUNNING EASTERLY along the common boundary between the said parcels, the following ten (10) courses and distances:

1.	South 31 degrees 13 minutes 59 seconds East a distance of 159.80 feet;

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2.	South 02 degrees 29 minutes 55 seconds West a distance of 207.25 feet;

3.	South 19 degrees 27 minutes 11 seconds West a distance of 160.00 feet;

4.	South 36 degrees 32 minutes 13 seconds West a distance of 125.00 feet;

5.	South 67 degrees 50 minutes 03 seconds West a distance of 150.00 feet;

6.	South 37 degrees 31 minutes 44 seconds West a distance of 200.00 feet;

7.	North 79 degrees 25 minutes 23 seconds West a distance of 100.00 feet;

8.	South 25 degrees 27 minutes 30 seconds West a distance of 150.00 feet;

9.	South 70 degrees 16 minutes 15 seconds East a distance of 750.00 feet; and

10.	South 19 degrees 43 minutes 45 seconds West a distance of 240.00 feet;

THENCE North 70 degrees 16 minutes 15 seconds West a distance of 694.90 feet;

THENCE South 15 degrees 13 minutes 50 seconds West a distance of 1,100.22 feet;

THENCE North 70 degrees 31 minutes 44 seconds West a distance of 1,209.71 feet to the northerly line of NYS Route 17; and

ALONG same, the following four (4) courses and distances:

11.	North 41 degrees 35 minutes 52 seconds West a distance of 414.77 feet;

12.	North 45 degrees 42 minutes 43 seconds West a distance of 372.35 feet;

13.	South 86 degrees 50 minutes 05 seconds West a distance of 124.64 feet; and

14.	North 50 degrees 59 minutes 54 seconds West a distance of 479.89 feet;

THENCE North 33 degrees 01 minutes 47 seconds East a distance of 114.87 feet;

THENCE North 36 degrees 16 minutes 31 seconds East a distance of 171.17 feet;

THENCE North 38 degrees 56 minutes 55 seconds East a distance of 77.89 feet;

THENCE South 67 degrees 02 minutes 55 seconds East a distance of 228.06 feet;

THENCE South 14 degrees 17 minutes 23 seconds West a distance of 119.41 feet;

THENCE North 81 degrees 01 minutes 23 seconds East a distance of 79.55 feet;

THENCE North 06 degrees 19 minutes 11 seconds East a distance of 80.05 feet;

THENCE South 67 degrees 58 minutes 37 seconds East a distance of 103.34 feet;

THENCE North 17 degrees 58 minutes 32 seconds East a distance of 107.66 feet; and

THENCE North 20 degrees 44 minutes 07 seconds East a distance of 166.03 feet to a point in the aforementioned southerly proposed road line of Thompsonville Road; and

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CONTINUING ALONG same, the following seventeen (17) courses and distances:

15.	South 69 degrees 58 minutes 51 seconds East a distance of 44.85 feet;

16.	South 68 degrees 44 minutes 39 seconds East a distance of 109.08 feet;

17.	South 65 degrees 26 minutes 13 seconds East a distance of 61.94 feet;

18.	South 62 degrees 26 minutes 24 seconds East a distance of 51.11 feet to a point of curvature;

19.	Along a curve to the right having a radius of 329.00 feet and an arc length of 143.04 feet to a point of tangency;

20.	South 37 degrees 31 minutes 48 seconds East a distance of 80.45 feet to a point of curvature;

21.	Along a curve to the left having a radius of 196.00 feet and an arc length of 241.89 feet to a point of tangency;

22.	North 71 degrees 45 minutes 35 seconds East a distance of 102.22 feet;

23.	North 71 degrees 31 minutes 11 seconds East a distance of 104.54 feet;

24.	North 73 degrees 46 minutes 48 seconds East a distance of 94.90 feet;

25.	North 76 degrees 00 minutes 44 seconds East a distance of 106.85 feet;

26.	North 73 degrees 30 minutes 40 seconds East a distance of 34.99 feet to a point of curvature;

27.	Along a curve to the left having a radius of 1,121.00 feet and an arc length of 379.94 feet to a point of tangency;

28.	North 54 degrees 05 minutes 32 seconds East a distance of 169.65 feet to a point of curvature;

29.	Along a curve to the right having a radius of 5,107.73 feet and an arc length of 305.84 feet to a point of tangency;

30.	North 57 degrees 31 minutes 23 seconds East a distance of 42.64 feet; and

31.	North 58 degrees 46 minutes 01 seconds East a distance of 580.91 feet to the point and place of BEGINNING.

EXCEPTING AND RESEVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, along the southerly side of Thompsonville Road for the purposes of a 20 foot wide Landscape Buffer easement, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the west and Parcel 1 on the east as shown on the aforementioned map and running easterly along the common boundary South 31 degrees 13 minutes 59 seconds East, a distance of 20.00 feet;

THENCE parallel to and 20.00 feet off of the southerly proposed road line of Thompsonville Road the following seventeen (17) courses and distances:

32.	South 58 degrees 46 minutes 01 seconds West, a distance of 580.69 feet;

33.	South 57 degrees 31 minutes 23 seconds West, a distance of 42.42 feet to a point of curvature;

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34.	Along a curve to the left, having a radius of 5087.73 feet, and an arc length of 304.64 feet to a point of tangency;

35.	South 54 degrees 05 minutes 32 seconds West, a distance of 169.65 feet to a point of curvature;

36.	Along a curve to the right, having a radius of 1141.00 feet, and an arc length of 386.71 feet to a point of tangency;

37.	South 73 degrees 30 minutes 40 seconds West, a distance of 35.43 feet;

38.	South 76 degrees 00 minutes 44 seconds West, a distance of 106.90 feet;

39.	South 73 degrees 46 minutes 48 seconds West, a distance of 94.12 feet;

40.	South 71 degrees 31 minutes 11 seconds West, a distance of 104.19 feet;

41.	South 71 degrees 45 minutes 35 seconds West, a distance of 102.26 feet to a point of curvature;

42.	Along a curve to the right, having a radius of 216.00 feet, and an arc length of 266.57 feet to a point of tangency;

43.	North 37 degrees 31 minutes 48 seconds West, a distance of 80.45 feet to a point of curvature;

44.	Along a curve to the left, having a radius of 309.00 feet, and an arc length of 13 4.34 feet to a point of tangency;

45.	North 62 degrees 26 minutes 24 seconds West, a distance of 50.58 feet;

46.	North 65 degrees 26 minutes 13 seconds West, a distance of 60.84 feet;

47.	North 68 degrees 44 minutes 39 seconds West, a distance of 108.28 feet; and

48.	North 69 degrees 58 minutes 51 seconds West, a distance of 44.89 feet;

THENCE North 20 degrees 44 minutes 07 seconds East, a distance of 20.00 feet to a point in the aforementioned southerly proposed road line of Thompsonville Road the following seventeen (17) courses and distances:

49.	South 69 degrees 58 minutes 51 seconds East, a distance of 44.85 feet;

50.	South 68 degrees 44 minutes 39 seconds East, a distance of 109.08 feet;

51.	South 65 degrees 26 minutes 13 seconds East, a distance of 61.94 feet;

52.	South 62 degrees 26 minutes 24 seconds East, a distance of 51.11 feet to a point of curvature;

53.	Along a curve to the right, having a radius of 329.00 feet, and an arc length of 143.04 feet to a point of tangency;

54.	South 37 degrees 31 minutes 48 seconds East, a distance of 80.45 feet to a point of curvature;

55.	Along a curve to the left, having a radius of 196.00 feet, and an arc length of 241.89 feet to a point of tangency;

56.	North 71 degrees 45 minutes 35 seconds East, a distance of 102.22 feet;

57.	North 71 degrees 31 minutes 11 seconds East, a distance of 104.54 feet;

58.	North 73 degrees 46 minutes 48 seconds East, a distance of 94.90 feet;

59.	North 76 degrees 00 minutes 44 seconds East, a distance of 106.85 feet;

60.	North 73 degrees 30 minutes 40 seconds East, a distance of 34.99 feet to a point of curvature;

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61.	Along a curve to the left, having a radius of 1121.00 feet, and an arc length of 379.94 feet to a point of tangency;

62.	North 54 degrees 05 minutes 32 seconds East, a distance of 169.65 feet to a point of curvature;

63.	Along a curve to the right, having a radius of 5107.73 feet, and an arc length of 305.84 feet to a point of tangency;

64.	North 57 degrees 31 minutes 23 seconds East, a distance of 42.64 feet; and

65.	North 58 degrees 46 minutes 01 seconds East, a distance of 580.91 feet to the POINT AND PLACE OF BEGINNING.

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Golf Course Parcel

LEGAL DESCRIPTION OF GOLF COURSE BOUNDARY

All that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 1, Hardenburg Patent and designated as “Golf Course Boundary” on a map entitled “Golf Course Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the southerly line of Great Lot 1, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15‑1‑20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23‑2‑1), southWest (tax lot 23‑1‑54.6), and northwest (tax lot 15‑1‑16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15‑1‑20) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16’08” East, a distance of 51.08 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south, and continuing along the northerly road line of Thompsonville Road the following four (4) courses and distances;

1.	North 69°03’45” West, a distance of 573.71 feet to a point of curvature,

2.	Along a curve to the left, having a radius of 829.00 feet, and an arc length of 208.96 feet to a point of tangency,

3.	North 83°30’17” West, a distance of 108.15 feet to a point of curvature and

4.	Along a curve to the left having a radius of 6029.00 feet, and an arc length of 24.20 feet to a point on the curve from which the radial bears South 06°15’55” West to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING along aforementioned northerly road line of Thompsonville Road the following seven (7) courses and distances;

5.	Continuing along the aforementioned curve to the left, having a radius of 6029.00 feet, and an arc length of 241.79 feet to a point of tangency,

6.	North 86°01’57” West, a distance of 147.37 feet to a point of curvature,

7.	Along a curve to the left, having a radius of 3029.00 feet, and an arc length of 267.59 feet to a point of tangency,

8.	South 88°54’21” West, a distance of 49.46 feet to a point of curvature;

9.	Along a curve to the right, having a radius of 5971.00 feet, and an arc length of 319.99 feet to a point of tangency,

10.	North 88°01’25” West, a distance of 281.39 feet to a point of curvature and

11.	Along a curve to the left, having a radius of 6029.00 feet, and an arc length of 80.00 feet to a point on the curve from which the radial bears South 01°12’58” West;

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THENCE through now or formerly EPR Concord II, LP (tax lot 23‑1‑52.2) the following six (6) courses and distances;

12.	North 36°08’12” East, a distance of 138.58 feet,

13.	North 46°39’33” West, a distance of 184.50 feet,

14.	North 80°27’32” West, a distance of 121.93 feet,

15.	South 71°57’26” West, a distance of 172.23 feet,

16.	North 87°15’16” West, a distance of 129.52 feet and

17.
North 19°25’27” West, a distance of 537.10 feet to the common corner of now or formerly EPR Concord II, LP (tax lot 23‑1‑52.2) on the southeast, now or formerly Town of Thompson (tax lot 13‑3‑24) on the southwest and now or formerly EPR Concord II, LP (tax lot 15‑115) on the north;

THENCE along the common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑15) on the north and now or formerly Town of Thompson (tax lot 13‑324) on the south, North 69°20’00” West, a distance of 128.15 feet to the common corner of now or formerly EPR Concord II, LP (tax lot 15‑1‑15) on the north, now or formerly Town of Thompson (tax lot 13‑3‑24) on the southeast and now or formerly EPR Concord II, LP (tax lot 13‑3‑22) on the southwest;

THENCE along the common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑15) on the north and now or formerly EPR Concord II, LP (tax lot 133‑22) on the south, North 69°24’26” West, a distance of 235.78 feet to the line between Division 25 on the west and Division 17 on the east at the common corner of now or formerly EPR Concord II, LP (tax lot 15‑1‑15) on the northeast, now or formerly EPR Concord II, LP (tax lot 13‑3‑22) on the south and now or formerly EPR Concord II, LP (tax lot 13‑3‑20.3) on the northwest;

THENCE along said line between Division 25 on the west and Division 17 on the east also being the common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑15) on the east and now or formerly EPR Concord II, LP (tax lot 13‑3‑20.3, 133‑20.2 & 13‑3‑20.1) on the west, North 15°30’21” East, a distance of 1710.73 feet to the common corner between now or formerly EPR Concord II, LP (tax lot 15‑1‑15) on the southeast, now or formerly EPR Concord II, LP (tax lot 13‑3‑20.1) on the southwest, now or formerly EPR Concord II, LP (tax lot 13‑3‑19.1) on the northwest and now or formerly EPR Concord II, LP (tax lot 15‑1‑14.2) on the northeast;

THENCE along the common boundary between now or formerly EPR Concord II, LP (tax lot 13‑3‑19.1) on the west and now or formerly EPR Concord II, LP (tax lot 15‑114.2) on the east, North 16 ‘31’47” East, a distance of 1031.28 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15‑1‑14.2) the following two (2) courses and distances;

18.	North 49 ‘53’39” East, a distance of 1408.51 feet and

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19.	South 40°40’13” East, a distance of 459.52 feet to the to a point on the proposed westerly line of Chalet Road said point being on a curve from where the radial bears North 68°30’24” East,

THENCE along the aforementioned proposed westerly line of Chalet Road, the following three (3) courses and distances;

20.	Along said curve to the left, having a radius of 605.00 feet, and an arc length of 60.58 feet to a point of tangency,

21.	South 27°13’48” East, a distance of 474.39 feet to a point of curvature and

22.	Along said curve to the left, having a radius of 595.00 feet, and an arc length of 233.91 feet to a point on the curve from which the radial bears North 40°14’44” East,

CONTINUING through aforementioned now or formerly EPR Concord II, LP (tax lot 15‑1‑14.2) the following three (3) courses and distances;

23.	Along the aforementioned radial, South 40°14’44” West, a distance of 65.55 feet,

24.	South 24°10’36” East, a distance of 305.40 feet and

25.
South 56°32’37” East, a distance of 210.00 feet to a point in the common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑14.2) on the west and now or formerly EPR Concord II, LP (tax lot 15‑1‑50) on the east;

THENCE along the aforementioned common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑14.2) on the west and now or formerly EPR Concord II, LP (tax lot 15‑1‑50) on the east the following twelve (12) courses and distances;

26.	South 27°06’36” West, a distance of 78.99 feet,

27.	South 17°55’47” West, a distance of 156.34 feet,

28.	South 07°15’06” West, a distance of 139.27 feet,

29.	South 04°52’16” East, a distance of 73.96 feet,

30.	South 34°58’29” West, a distance of 113.94 feet,

31.	South 06°32’37” West, a distance of 40.45 feet,

32.	South 04°27’53” East, a distance of 193.59 feet,

33.	South 21°29’55” West, a distance of 59.40 feet,

34.	South 42°46’43” West, a distance of 99.24 feet,

35.	South 48°59’16” West, a distance of 127.61 feet,

36.	South 67°35’53” West, a distance of 170.27 feet and

37.
South 55°07’46” West, a distance of 183.59 feet to the common corner of now or formerly EPR Concord II, LP (tax lot 15‑1‑50) on the northeast and now or formerly EPR Concord II, LP (tax lot 15‑1‑13) on the south and west;

THENCE along the common boundary of now or formerly EPR Concord II, LP (tax lot 15‑1‑50) on the north and now or formerly EPR Concord II, LP (tax lot 15‑1‑13) on the south, South 69°20’00” East, a distance of 585.15 feet;

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THENCE through now or formerly EPR Concord II, LP (tax lot 15‑1‑13) the following three (3) courses and distances;

38.	South 00°00’00” East, a distance of 208.95 feet,

39.	South 58°09’45” East, a distance of 420.46 feet and

40.	North 82°21’29” East, a distance of 174.06 feet to the proposed westerly road line of Chalet Road;

CONTINUING along the proposed westerly road line of Chalet Road the following five (5) courses and distances;

41.	South 12°42’47” East, a distance of 569.44 feet to a point of curvature,

42.	Along the curve to the right, having a radius of 325.00 feet, and an arc length of 43.56 feet to a point on the curve from which the radial bears South 84°57’57” West,

43.	South 04°40’02” East, a distance of 39.17 feet,

44.	South 05°02’05” East, a distance of 105.91 feet to a point of curvature and

45.	Along a curve to the right, having a radius of 495.75 feet and an arc length of 21.54 feet to a point on the curve from which the radial bears South 87°27’17” West;

THENCE through now or formerly EPR Concord II, LP (tax lot 15‑1‑16) South 56°57’59” West, a distance of 343.58 feet to the common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑16) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑18) on the west;

THENCE along the aforementioned common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑16) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑18) on the west, South 16°45’00” West, a distance of 248.70 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15‑1‑18), North 83°31’14” West, a distance of 354.87 feet to the common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑18) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑17) on the west;

THENCE along the aforementioned common boundary between now or formerly EPR Concord II, LP (tax lot 15‑1‑18) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑17) on the west, North 16°45’00” East, a distance of 66.54 feet;

THENCE through now or formerly EPR Concord II, LP (tax lot 15‑1‑17) the following three (3) courses and distances;

46.	South 84°53’45” West, a distance of 211.18 feet,

47.	South 40°39’55” West, a distance of 68.62 feet and

48.	South 21°54’59” West, a distance of 86.85 feet to the aforementioned northerly road line of Thompsonville Road to the POINT AND PLACE OF BEGINNING.

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CONTAINING an area of 9,120,644 square feet or 209.381 acres of land more or less.

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LEGAL DESCRIPTION OF GOLF COURSE CLUBHOUSE BOUNDARY

All that certain parcel of land located in the Town of Thompson, Sullivan county, New York in Great Lot 1, Hardenburg Patent and designated as “Golf Course Clubhouse Boundary” on a map entitled “Golf Course Clubhouse Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the southerly line of Great Lot 1, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15‑1‑20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23‑2‑1), southwest (tax lot 23‑1‑54.6), and northwest (tax lot 15‑1‑16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15‑1‑20) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16’08” East, a distance of 51.08 feet to a point in the common proposed road line between Chalet Road on the north and Thompsonville Road on the south;

THENCE continuing along the northerly road line of Thompsonville Road North 69°03’45” West, a distance of 90.85 feet to the westerly proposed line of Chalet Road and continuing along same the following ten (10) courses and distances;

1.	North 20°56’15” East, a distance of 7.48 feet to a point of curvature,

2.	Along a curve to the right having a radius of 464.25 feet and an arc length of 59.59 feet to a point of tangency,

3.	North 25°45’27” East, a distance of 151.07 feet to a point of curvature,

4.	Along a curve to the left having a radius of 495.75 feet and an arc length of 122.68 feet to a point of tangency,

5.	North 11°34’45” East, a distance of 280.00 feet to a point of curvature,

6.	Along a curve to the left, having a radius of 495.75 feet and an arc length of 143.75 feet to a point of tangency,

7.	North 05°02’05” West, a distance of 105.91 feet,

8.	North 04°40’02” West, a distance of 39.17 feet to a non‑tangent curve from which the radial bears South 84°57’57” West,

9.	Along a curve to the left having a radius of 325.00 feet and an arc length of 43.56 feet to a point of tangency and

10.	North 12°42’47” West, a distance of 569.44 feet to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING through now or formerly EPR Concord II, L.P. (tax lot 15‑1‑13) and partially along the northerly line of the Golf Course Boundary as shown on a map entitled “Golf Course Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” the following three (3) courses and distances;

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11.	Along the aforementioned Golf Course Boundary, South 82°21’29” West, a distance of 174.06 feet,

12.	Continuing along the aforementioned Golf Course Boundary, North 58°09’45” West, a distance of 420.46 feet,

13.
Continuing along the aforementioned Golf Course Boundary, North 00°00’00” East, a distance of 279.68 feet crossing into and continuing through now or formerly ERP Concord II, L.P. (tax lot 15‑1‑13) the following two (2) courses and distances,

14.	North 74°29’42” East, a distance of 135.99 feet and

15.	North 83°51’46” East, a distance of 139.52 feet along the projected radial to the next described course to a point on the westerly line of Chalet Road;

CONTINUING along aforementioned westerly line of Chalet Road the following four (4) courses and distances;

16.
From the point on the aforementioned curve from where the radial bears North 83°51’46” East along the curve to the left, having a radius of 546.00 feet and an arc length of 292.12 feet to a point of tangency,

17.	South 36°47’29” East, a distance of 158.93 feet to a point of curvature,

18.	Along a curve to the right, having a radius of 325.00 feet and an arc length of 136.58 feet to a point of tangency and

19.	South 12°42’47” East, a distance of 10.84 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 169,684 square feet or 3.895 acres of land more or less.

LEGAL DESCRIPTION OF GOLF COURSE MAINTENANCE BOUNDARY

All that certain parcel of land located in the Town of Thompson, Sullivan County, New York in Great Lot 1, Hardenburg Patent and designated as “Golf Course Maintenance Boundary” on a map entitled “Golf Course Maintenance Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015” which is more particularly bounded and described as follows:

COMMENCING at the corner of lot numbers 51 and 52 of Great Lot 13, Hardenburg Patent where it intersects with the southerly line of Great Lot 1, Hardenburg Patent; said point being on the centerline of the existing Joyland Road, said point also being the common corner of now or formerly Sunshine (tax lot 15‑1‑20) on the northeast and now or formerly EPR Concord II, LP on the southeast (tax lot 23‑2‑1), southwest (tax lot 23‑1‑54.6), and northwest (tax lot 15‑1‑16) and continuing along the common boundary between now or formerly Sunshine (tax lot 15‑1‑20) on the east and now or formerly EPR Concord II, LP (tax lot 15‑1‑16) on the west, said boundary also being the centerline of existing Joyland Road to Chalet Road North 17°16’08” East, a distance of 51.08 feet to a point in the common proposed road line between

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Chalet Road on the north and Thompsonville Road on the south, and continuing along the northerly road line of Thompsonville Road the following ten (10) courses and distances;

1.	North 69°03’45” West, a distance of 573.71 feet to a point of curvature,

2.	Along a curve to the left having a radius of 829.00 feet, and an arc length of 208.96 feet to a point of tangency,

3.	North 83°30’17” West, a distance of 108.15 feet to a point of curvature,

4.	Along a curve to the left having a radius of 6029.00 feet, and an arc length of 265.99 feet to a point of tangency,

5.	North 86°01’57” West, a distance of 147.37 feet to a point of curvature,

6.	Along a curve to the left, having a radius of 3029.00 feet and an arc length of 267.59 feet to a point of tangency,

7.	South 88°54’21” West, a distance of 49.46 feet to a point of curvature,

8.	Along a curve to the right, having a radius of 5971.00 feet and an arc length of 319.99 feet to a point of tangency,

9.	North 88°01’25” West, a distance of 281.39 feet to a point of curvature and

10.	Along a curve to the left, having a radius of 6029.00 feet and an arc length of 80.00 feet to the POINT AND PLACE OF BEGINNING:

CONTINUING FROM SAID POINT OF BEGINNING along aforementioned northerly road line of Thompsonville Road the following five (5) courses and distances;

11.	Continuing along the aforementioned curve to the left, having a radius of 6029.00 feet, and an arc length of 160.36 feet to a point of tangency,

12.	South 89°41’32” West, a distance of 91.98 feet to a point of curvature,

13.	Along a curve to the left, having a radius of 529.00 feet and an arc length of 174.70 feet to a point of tangency,

14.	South 70°46’12” West, a distance of 84.29 feet to a point of curvature;

15.	Along a curve to the left, having a radius of 1029.00 feet and an arc length of 132.14 feet to a point on the curve from which the radial bears South 26°35’14” East;

THENCE along the projection of the aforementioned radial from the curve through now or formerly EPR Concord II, L.P. (tax lot 23‑1‑52.2) the following two (2) courses and distances;

16.	North 26°35’14” West, a distance of 104.30 feet and

17.
North 42°17’24” East, a distance of 305.83 feet to a point on the southerly boundary of the Golf Course as shown on a map entitled “Golf Course Boundary Map Prepared For EPR Concord II, LP Property Situate In The Town Of Thompson, County Of Sullivan, State Of New York, dated November 13, 2015,”

CONTINUING through now or formerly EPR Concord II, L.P. (tax lot 23‑152.2) along aforementioned southerly line of the Golf Course Boundary the following five (5) courses and distances;

18.	South 87°15’16” East, a distance of 129.52 feet,

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19.	North 71°57’26” East, a distance of 172.23 feet,

20.	South 80°27’32” East, a distance of 121.93 feet,

21.	South 46°39’33” East, a distance of 184.50 feet and

22.	South 36°08’12” West, a distance of 138.58 feet to the aforementioned northerly road line of Thompsonville Road to the POINT AND PLACE OF BEGINNING.

CONTAINING an area of 151,460 square feet or 3.477 acres of land more or less.

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Entertainment Village Parcel

ALL that certain parcel of land located in the Town of Thompson, Sullivan County, New York and designated as “Parcel 3” as shown and designated on a certain map entitled “Adelaar Phase 1 (Final Subdivision Plat) Situate In The Town Of Thompson, County Of Sullivan, State Of New York” made by Steven J. Willard, L.L.S. dated August 7, 2014 and filed in the Office of the County Clerk of Sullivan County, on December 22, 2014 as Filed Map No. 14‑245A‑H being more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 1 on the west as shown on the aforementioned map and running easterly along the said southerly proposed road line the following three (3) courses and distances:

(1)	South 83 degrees 30 minutes 17 seconds East, a distance of 38.57 feet to a point of curvature;

(2)	Along a curve to the right, having a radius of 779.00 feet, and an arc length of 196.36 feet to a point of tangency; and

(3)	South 69 degrees 03 minutes 45 seconds East, a distance of 576.91 feet to the centerline of Joyland Road;

CONTINUING along said centerline, the following three (3) courses and distances:

(1)	South 17 degrees 16 minutes 08 seconds West, a distance of 0.98 feet;

(2)	South 16 degrees 16 minutes 26 seconds West, a distance of 1039.20 feet; and

(3)	South 15 degrees 34 minutes 52 seconds West, a distance of 486.10 feet;

THENCE North 70 degrees 46 minutes 13 seconds West, a distance of 68.54 feet to the westerly proposed road line of Joyland Road, said boundary also being the easterly line of aforementioned Parcel 1;

THENCE along said easterly line of Parcel 1 the following nine (9) courses and distances:

(1)	North 16 degrees 03 minutes 08 seconds East, a distance of 63.10 feet;

(2)	North 30 degrees 19 minutes 35 seconds West, a distance of 358.61 feet;

(3)	North 14 degrees 40 minutes 25 seconds East, a distance of 165.03 feet;

(4)	North 30 degrees 37 minutes 41 seconds West, a distance of 313.25 feet;

(5)	North 27 degrees 00 minutes 34 seconds West, a distance of 228.53 feet;

(6)	South 83 degrees 03 minutes 38 seconds West, a distance of 93.35 feet;

(7)	North 52 degrees 48 minutes 52 seconds West, a distance of 243.94 feet;

(8)	North 37 degrees 57 minutes 26 seconds East, a distance of 586.42 feet; and

(9)	North 17 degrees 14 minutes 23 seconds East, a distance of 104.27 feet to the point and place of BEGINNING.

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EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map, along the southerly side of Thompsonville Road for the purposes of a 20 foot wide Landscape Buffer easement, which is more particularly bounded and described as follows:

BEGINNING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 1 on the west as shown on the aforementioned map and running easterly along the said southerly proposed road line the following three (3) courses and distances:

(1)	South 83 degrees 30 minutes 17 seconds East, a distance of 38.57 feet to a point of curvature;

(2)	Along a curve to the right, having a radius of 779.00 feet and an arc length of 196.36 feet to a point of tangency; and

(3)	South 69 degrees 03 minutes 45 seconds East, a distance of 453.87 feet to the westerly proposed road line of Joyland Road;

CONTINUING along said westerly line, South 05 degrees 45 minutes 02 seconds West, a distance of 20.72 feet;

THENCE parallel to and 20.00 feet off of the southerly proposed road line of Thompsonville Road the following three (3) courses and distances:

(1)	North 69 degrees 03 minutes 45 seconds West, a distance of 459.30 feet to a point of curvature;

(2)	Along a curve to the left, having a radius of 759.00 feet and an arc length of 191.32 feet to a point of tangency; and

(3)
North 83 degrees 30 minutes 17 seconds West, a distance of 42.36 feet to a point in the common boundary between the herein described parcel on the east and Parcel 1 on the west as shown on the aforesaid map;

THENCE continuing along said common boundary, North 17 degrees 14 minutes 23 seconds East, a distance of 20.36 feet to the point and place of BEGINNING.

ALSO EXCEPTING AND RESERVING all that certain parcel of land located in the Town of Thompson, Sullivan County, New York and shown on the aforementioned map for the purposes of a Proposed Road R.O.W. for Joyland Road, which is more particularly bounded and described as follows:

COMMENCING at a point in the southerly proposed road line of Thompsonville Road at the common corner between the herein described parcel on the east and Parcel 1 on the west as shown on the aforementioned map and running easterly along the said southerly proposed road line the following three (3) courses and distances:

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(1)	South 83 degrees 30 minutes 17 seconds East, a distance of 38.57 feet to a point of curvature;

(2)	Along a curve to the right, having a radius of 779.00 feet and an arc length of 196.36 feet to a point of tangency; and

(3)	South 69 degrees 03 minutes 45 seconds East, a distance of 453.87 feet to the point of BEGINNING;

THENCE from said point of beginning, continuing along the said southerly proposed road line, South 69 degrees 03 minutes 45 seconds East, a distance of 123.04 feet to the centerline of Joyland Road;

CONTINUING along said centerline, the following three (3) courses and distances:

(1)	South 17 degrees 16 minutes 08 seconds West, a distance of 0.98 feet;

(2)	South 16 degrees 16 minutes 26 seconds West, a distance of 1039.20 feet; and

(3)	South 15 degrees 34 minutes 52 seconds West, a distance of 486.10 feet;

THENCE North 70 degrees 46 minutes 13 seconds West, a distance of 68.54 feet to the westerly proposed road line of Joyland Road, said boundary also being the easterly line of aforementioned Parcel 1;

CONTINUING along said easterly line of Parcel 1, the following three (3) courses and distances:

(1)	North 16 degrees 03 minutes 08 seconds East, a distance of 1193.29 feet to the point of curvature;

(2)	Along a curve to the left, having a radius of 465.00 feet and an arc length of 83.61 feet to a point of tangency; and

(3)
North 05 degrees 45 minutes 02 seconds East, a distance of 260.69 feet to the southerly proposed road line of Thompsonville Road, said line also being the northerly boundary of the herein described parcel, to the point and place of BEGINNING.

Exhibit C

Waterpark Parcel

[See attached.]

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Kiamesha Lake Road
Route 42
Concord Road
Kiamesha Lake
Chalet Road
10a
Driving Range
10
Golf Course
9
11
Thompsonville Road
Resort Core
Lake
10b
12
4
Rock Ridge Drive
6
5
1
8
Joyland Road
Lake
4
12
2
3
Exit 105
Route 17
Exit 106
7
0 1000 2000 4000'
1" = 2000'

LEGEND			
1	Waterpark Site	8	Golf Course Villas
2	Conservation Easement (Casino Lease)	9	Golf Academy
3	Conservation Easement (S. Thompsonville Rd.)	10	Monster Golf Course
4	Conservation Easement (N. Thompsonville Rd.)	10a	Golf Clubhouse
5	Proposed Development Parcel	10b	Golf Maintenance
6	Proposed Development Parcel	11	Entertainment Village
7	Sullivan County Concierge Center	12	Casino Parcels

This diagram is provided for illustrative purposes only and is subject to future development of the site.
For clarity this document should be printed in color.

ADELAAR

EXHIBIT C - PROPOSED DEVELOPMENT PARCELS

Exhibit D

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Form of Empire Completion Guaranty

[See attached.]

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COMPLETION GUARANTY
(Empire Resorts, Inc.)
THIS COMPLETION GUARANTY (this "Guaranty") is dated December 28, 2015 by EMPIRE RESORTS, INC., a Delaware corporation ("Guarantor"), for the benefit of EPR Concord II, L.P., a Delaware limited partnership, EPT Concord II, LLC, a Delaware limited liability company and Adelaar Developer, LLC, a Delaware limited liability company (collectively, the "EPR Developers") and EPR Properties (collectively, together with the EPR Developers, the "EPR Parties").
WITNESSETH
WHEREAS, EPR Developers, together with Montreign Operating Company LLC, a New York limited liability company, Empire Resorts Real Estate I, LLC and Empire Resorts Real Estate II, LLC (the "Empire Developers") are parties to that certain Amended and Restated Master Development Agreement dated the date hereof (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time in accordance therewith, the "MDA"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the MDA; and
WHEREAS, Section 7 of the MDA requires that, subject to the terms and conditions set forth herein, Guarantor guarantees for the benefit of the EPR Parties the full and timely payment and performance of clause (i) of the Guaranteed Obligations (as hereinafter defined); and
NOW, THEREFORE, in consideration for the substantial economic benefits to be derived by Guarantor from the transactions contemplated by the MDA (the "Development"), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
NATURE AND SCOPE OF GUARANTY
1.1    Guaranty of Obligations. Subject to the terms and conditions hereof, Guarantor hereby absolutely, irrevocably and unconditionally guarantees to the EPR Parties the full and timely payment and performance of all of the Guaranteed Obligations as and when the same shall be due. Subject to the terms and conditions hereof, Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as primary obligor.
1.2    Definition of Guaranteed Obligations. As used herein, the term "Guaranteed Obligations" means: (i) the pursuit and achievement of Completion of (a) the

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Casino Project, (b) the Entertainment Village Project, and (c) the Golf Course Project, in each case, free and clear of mechanic's liens (unless such liens are being contested in good faith by appropriate proceedings, such liens have been bonded as reasonably approved by the EPR Developers or obligations related to such liens are not delinquent (i.e. such liens are inchoate)) and in accordance with the requirements for such Completion set forth in the MDA, and payment of all costs and expenses actually incurred in connection therewith, and (ii) payment of any costs and expenses (including reasonable attorneys' fees and disbursements) incurred by the EPR Parties in connection with the enforcement of this Guaranty or in any action or proceeding brought by the EPR Parties against Guarantor to enforce Guarantor's obligations under this Guaranty.
1.3    Completion. Completion of the Empire Project will be deemed to have occurred only upon: (a) the expiration of the applicable statutory periods of the State of New York within which valid construction, mechanics or material-mens' liens may be recorded and served by reason of the design, supply or construction of the Empire Project with any such liens that have been filed having been released, discharged of record, or bonded as reasonably approved by EPR Developers or, alternatively, EPR Developers' receipt of valid, unconditional final lien releases thereof from all persons entitled to record such liens; (b) an independent, third party architect's certificate certifying to such Completion in customary form; and (c) EPR Developers' receipt of such other customary evidence of Completion as EPR Developers deems necessary and satisfactory in their reasonable discretion.
1.4    Remedies of the EPR Parties.
(a)    If Completion of the Empire Project does not occur in accordance with the requirements set forth in the MDA and there is no payment default or failure to comply with the Gaming Facility License Requirements or Landlord covenants under the Casino Lease that would prevent Empire Developers from operating the Casino, then EPR Developers shall have the right in their sole and absolute discretion to:
(i)require Guarantor to pay to EPR Developers or their designee in one lump sum (the "Guarantor Payment") all of the costs of construction that would have been incurred by the Empire Developers (as determined, at EPR Developers' sole option, by either a final, non-appealable order issued by a court of competent jurisdiction, or a construction consultant selected by EPR Developers in their reasonable discretion) to achieve Completion of the Empire Project in accordance with the MDA to the extent not theretofore paid by the Empire Developers or Guarantor. For avoidance of doubt, such costs shall include the amount of any fines or penalties imposed by the Gaming Authorities or other Governmental Authorities for any delays in the construction or opening of the Casino or otherwise caused by delays in Completion of the Empire Project in accordance with the MDA. The Guarantor Payment shall be due no later than 10 Business Days following the earlier of, as the case may be, the giving of a written demand therefor from EPR Developers or the

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issuance of a final, non-appealable order by a court of competent jurisdiction regarding the amount due under this Section 1.4(a)(i). If after the Guarantor Payment is made the EPR Developers and Guarantor fail to cooperate with EPR Developers in the facilitation of Completion of the Empire Project, then EPR Developers shall have the right to keep all amounts paid to them under this clause (1) without any recourse or obligation to Guarantor or the Empire Developers; or

(ii)     require Guarantor, at Guarantor's own cost and expense, to commence and diligently pursue performance of all activities required to cause Completion of the Empire Project, as applicable, to occur in accordance with the MDA; and

(iii)     require Guarantor to pay EPR Developers any fines or penalties imposed by the Gaming Authorities or other Governmental Authorities on EPR Developers to the extent resulting from the failure of the Empire Developers to cause Completion of the Empire Project in accordance with the MDA.
If for any reason Guarantor disclaims or otherwise fails to perform its obligations under this Section 1.4(a), then EPR Developers shall have the right to pursue whatever remedies they may have available at law or in equity, provided, however, that EPR Developers shall not seek, nor shall there be awarded by any court, arbitrator, or other adjudicator, any consequential, speculative, or punitive damages except as may be expressly permitted under the MDA and the Ground Leases.
(b)    EPR Developers may elect, in EPR Developers' sole discretion, to pursue any one or more of the remedies set forth in Section 1.4(al above (subject to the limitations contained therein), in such order as EPR Developers shall elect. Guarantor's obligations hereunder shall not be affected by any errors or omissions of the Empire Developers, any contractor, any architect, engineer, or any agent or employee of any of the aforementioned in the design, supervision or performance of the Development. Neither the Completion of the Project by or on behalf of EPR Developers nor failure of the foregoing parties to achieve Completion shall relieve Guarantor of any liabilities with respect to Completion of the Empire Project hereunder; rather, such liability shall be continuing, and may be enforced by EPR Developers to the end that Completion of the Empire Project is achieved, and without loss, injury, liability, cost or expense of any kind to EPR Developers.
1.5    Nature of Guaranty. This Guaranty is an irrevocable, absolute and continuing guaranty of payment and performance and not a guaranty of collection. No exculpatory language contained in any of the other Project Documents shall in any event or under any circumstances modify, qualify or affect the personal recourse obligations and liabilities of Guarantor hereunder. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantor. It is the intent of Guarantor and the EPR Parties that the obligations

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and liabilities of Guarantor hereunder are absolute under any and all circumstances and that such obligations and liabilities shall not be discharged or released in whole or in part, by any act or occurrence (including the fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced) that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of Guarantor.
1.6    Intentionally Omitted.
1.7    Guaranteed Obligations Not Reduced by Set-Off. The Guaranteed Obligations and the liabilities and obligations of Guarantor to the EPR Parties hereunder shall not be reduced, discharged or released because or by reason of any existing or future set-off, offset, claim or defense of any kind or nature (other than the defense of payment or performance of the Guaranteed Obligations) that Guarantor or any other Person has or may hereafter have against the EPR Parties or against payment of the Guaranteed Obligations, whether such set-off, offset, claim or defense arises in connection with the Guaranteed Obligations or otherwise.
1.8    No Duty to Pursue Others; No Duty to Mitigate. It shall not be necessary for the EPR Parties (and Guarantor hereby waives any rights that Guarantor may have to require the EPR Parties) to take any action, obtain any judgment or file any claim prior to enforcing this Guaranty, including to (i) institute suit or otherwise enforce the EPR Parties' rights, or exhaust their remedies, against the Empire Developers or any other Person liable on all or any part of the Guaranteed Obligations, or against any other Person, (ii) enforce the EPR Parties' rights, or exhaust any remedies available to the EPR Parties, against any collateral that shall ever have been given to secure all or any part of the Guaranteed Obligations, (iii) join the Empire Developers or any other Person liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty or (iv) resort to any other means of obtaining payment of all or any part of the Guaranteed Obligations. The EPR Parties shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.
1.9    Payment and Performance by Guarantor. Except as otherwise provided herein, if all or any part of the Guaranteed Obligations shall not be punctually paid or performed when due, Guarantor shall, within five (5) Business Days after written demand by any of the EPR Parties and without presentment, protest, notice of protest, notice of non-payment or any other notice whatsoever (other than notice of demand for payment or performance as required hereunder), pay in lawful money of the United States of America, the amount due thereon to the EPR Parties. Amounts not paid when due hereunder shall accrue interest at the rate of 12% per annum. Such demands may be made at any time coincident with or after the time for payment of all or any part of the Guaranteed Obligations and may be made from time to time with respect to the same or different Guaranteed Obligations.

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1.10     Application of Payments. If, at any time, there are any obligations of the Empire Developers to the EPR Parties that are not guaranteed by Guarantor, the EPR Parties, without in any manner impairing their rights hereunder, may, at their option, apply all amounts realized by the EPR Parties from any recovery of any kind held by the EPR Parties to the payment of such unguaranteed obligations without reduction of amounts due from Guarantor hereunder.
1.11 Waivers.
(a)    Guarantor hereby assents to (but does not guaranty, except as expressly set forth in Section 1.1 hereof) all of the terms and agreements heretofore or hereafter made by the Empire Developers with the EPR Parties (including the provisions of the MDA) and Guarantor hereby waives diligence, presentment, protest, demand on the Empire Developers for payment or otherwise, filing of claims, requirement of a prior proceeding against the Empire Developers or any other Person liable for payment of any or all of the Guaranteed Obligations and all notices (other than notices expressly provided for hereunder or required to be delivered under applicable law), including notice of:

(i)the acceptance of this Guaranty;

(ii)any amendment, modification, replacement, or extension of the MDA or any of the other Project Documents;

(iii)the execution and delivery by the EPR Parties and the Empire Developers, or any of their respective Affiliates, of any other document arising under the MDA or in connection with the Project Site;

(iv)any future change to the time, manner or place of payment of, or in any other term of all or any part of the Guaranteed Obligations;

(v)any protest, proof of non-payment or default by the Empire Developers, or the occurrence of a breach or default under the MDA;

(vi)the obtaining or release of any guaranty or surety agreement, pledge, assignment or other security for the Guaranteed Obligations, or any part thereof; or

(vii)any other action at any time taken or omitted to be taken by the EPR Parties generally and any and all demands and notices of every kind in connection with this Guaranty, any of the Project Documents and any other documents or agreements evidencing, securing or relating to the Guaranteed Obligations, or any part thereof.
(b)    Guarantor hereby waives any and all rights it may now or hereafter have to, and covenants and agrees that it shall not, set up or claim any defense, counterclaim, cross-claim, setoff, offset, right of recoupment or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may

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be instituted or made by the EPR Parties hereunder, except a defense of the payment or performance of the Guaranteed Obligations.
1.12     Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained herein, Guarantor hereby unconditionally and irrevocably waives any and all rights they may now or hereafter have under any agreement, at law or in equity (including any law subrogating the Guarantor to the rights of the EPR Parties), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Empire Developers or any other Person liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise.
1.13     Reinstatement; Effect of Bankruptcy. Guarantor agrees that if at any time the EPR Parties are required to rescind, restore or return all or part of any payment, funds, claim or distribution at any time received by the EPR Parties from, or on behalf of, Guarantor under or with respect to this Guaranty or pay the amount thereof to another Person for any reason (including the insolvency, bankruptcy reorganization, receivership or other debtor relief law or any judgment, order or decision thereunder), then the Guaranteed Obligations hereunder shall, to the extent of the payment rescinded, restored or returned, be deemed to have continued in existence notwithstanding such previous receipt by the EPR Parties, and the Guaranteed Obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment as though such previous payment to the EPR Parties had never been made.

ARTICLE II

EVENTS AND CIRCUMSTANCES NOT
REDUCING OR DISCHARGING GUARANTOR' OBLIGATIONS
2.1    Events and Circumstances Not Reducing or Discharging Guarantor's Obligations.
To the extent permitted by applicable law, and subject only to the conditions set forth in Section 1.4(a) above, Guarantor hereby consents and agrees to each of the following and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected in any way by any of the following, although without notice to or the further consent of Guarantor, and waives any common law, equitable, statutory or other rights (including rights to notice) or defenses that Guarantor might otherwise have as a result of or in connection with any of the following:.
(a)Modifications. Any change in the time, manner or place of payment of all or any part of the Guaranteed Obligations, or in any other term thereof, or any renewal, extension, increase, alteration, rearrangement, amendment or other modification to any provision of any of the MDA or any other document, instrument,

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contract or understanding between the EPR Parties and the Empire Developers or any other Person pertaining to the Guaranteed Obligations.
(b)Adjustment. Any adjustment, indulgence, forbearance, waiver, consent or compromise that the EPR Parties might extend, grant or give to Guarantor or any other Person with respect to any provision of this Guaranty or any of the other Project Documents.

(c)Invalidity of Guaranteed Obligations. The invalidity, illegality, irregularity or unenforceability of all or any part of this Guaranty or of any of the Project Documents, or of any other document or agreement executed in connection with the Guaranteed Obligations for any reason whatsoever, including the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations, or any part thereof, is ultra wires, (iii) the officers or representatives executing the Project Documents or any other document or agreement executed in connection with the creating of the Guaranteed Obligations, or any part thereof, acted in excess of their authority, (iv) the Guaranteed Obligations, or any part thereof, violates applicable usury laws, (v) Guarantor has valid defenses, claims or offsets (whether at law, in equity or by agreement) that render the Guaranteed Obligations wholly or partially uncollectible (except a defense of payment or performance of the Guaranteed Obligations), (vi) the creation, performance or repayment of the Guaranteed Obligations, or any part thereof (or the execution, delivery and performance of any document or instrument representing the Guaranteed Obligations, or any part thereof, or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations, or any part thereof), is illegal, uncollectible, legally impossible or unenforceable or (vii) any of the Project Documents or any other document or agreement executed in connection with the Guaranteed Obligations, or any part thereof, has been forged or otherwise are irregular or not genuine or authentic.

(d)Release of Obligors. Any compromise or full or partial release of the liability of Guarantor or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the obligations under this Guaranty or any of the other Project Documents.

(e)Offset. Any existing or future right of set-off, offset, claim, counterclaim or defense of any kind or nature against the EPR Parties or any other Person, which may be available to or asserted by Guarantor, except for the defense of payment or performance in full of the Guaranteed Obligations.
(f)Change in Law. Any change in the laws, rules or regulations of any jurisdiction or any present or future action of any Governmental Authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the obligations of Guarantor under this Guaranty.
(g)Event of Default. Subject to the last sentence of Section 1.1, the occurrence of any default beyond the expiration of any applicable notice or cure

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period (an "Event of Default") or any event that, but for the giving of notice or the passage of time, or both, would be an Event of Default (a "Default") under any of the Project Documents, whether or not the EPR Parties have exercised any of their rights and remedies under the Project Documents upon the happening of any such Event of Default or Default.
(h)Actions Omitted. The absence of any action to enforce any of the EPR Parties' rights under the MDA or available to the EPR Parties at law, equity or otherwise, to recover any judgment against the Empire Developers or to enforce a judgment against the Empire Developers under any of the Project Documents.
(i)Other Dealings. The occurrence of any other dealing, transaction, matter or thing between Guarantor and the EPR Parties.
(j)Application of Sums. The application of any sums by whomsoever paid or however realized to any amounts owing by Guarantor to the EPR Parties in such manner as the EPR Parties shall determine in their sole discretion, subject to, and otherwise in accordance with, the terms of the MDA and the other Project.
(k)Ownership Interest. Any change in or termination of the ownership interest of Guarantor (whether direct or indirect).
(l)Other Circumstances. Any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a guarantor generally, it being the unambiguous and unequivocal intention of Guarantor and the EPR Parties that the liability of Guarantor hereunder shall be direct and immediate and that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations.

2.2    Other Obligations of Guarantor. If Guarantor is or becomes liable for any obligations owed by the Empire Developers to the EPR Parties by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected by this Guaranty, and the rights of the EPR Parties hereunder shall be cumulative of any and all other rights that the EPR Parties may ever have against Guarantor. The exercise by the EPR Parties of any right or remedy hereunder or under any other instrument or at law or in equity shall not preclude the concurrent or subsequent exercise of any right or remedy under any other instrument or at law or in equity, including the making of multiple demands hereunder. Further, without in any way diminishing or limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty to any and all

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guarantees as may heretofore have been or may hereafter be executed and delivered by Guarantor in favor of the EPR Parties, whether relating to the obligations of the Empire Developers under the Project Documents or otherwise, and nothing herein shall ever be deemed to replace or be in-lieu of any other such previous or subsequent guarantees.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3. 1    Representations and Warranties Guarantor hereby represents and warrants, as to itself only, to the EPR Parties that, on the date hereof and during the duration of this Guaranty:
(a)Due Formation, Authorization and Enforceability. If Guarantor is not a natural person, Guarantor is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and has full power and legal right to execute and deliver this Guaranty and to perform under this Guaranty and the transactions contemplated hereunder. If Guarantor is not a natural person, Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Guaranty and the transactions contemplated hereunder. This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws, general principles of equity or other laws of general application relating to the enforcement of creditor's rights.
(b)Benefit to Guarantor. Guarantor hereby acknowledges that the EPR Parties would not agree to complete their portions of the Development but for the personal liability undertaken by Guarantor under this Guaranty. (i) Guarantor has received, or will receive, direct and/or indirect benefit from the Development and (ii) Guarantor has received, or will receive, direct and/or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.
(c)Reserved.
(d)No Representation by the EPR Parties. Neither the EPR Parties nor any other Person has made any representation, warranty or statement to Guarantor or to any other Person in order to induce Guarantor to execute this Guaranty.
(e)Solvency. Guarantor has not entered into this Guaranty with the actual intent to hinder, delay or defraud any creditor. Guarantor received reasonably equivalent value in exchange for the Guaranteed Obligations. Guarantor is not

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presently insolvent, and the execution and delivery of this Guaranty will not render Guarantor insolvent.
(f)No Conflicts. The execution and delivery of this Guaranty by Guarantor, and the performance of transactions contemplated hereunder do not and will not (i) conflict with or violate any governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees or injunctions of Governmental Authorities (collectively, "Legal Requirements") affecting Guarantor or any of his or its assets or property, (ii) conflict with, result in a breach of, or constitute a material default (including any circumstance or event that would be a default but for the lack of due notice or lapse of time or both) under any of the terms, conditions or provisions of any of Guarantor's organizational documents or any agreement or instrument to which Guarantor is a party, or by which Guarantor or its assets or property are bound or (iii) result in the creation or imposition of any lien on any of Guarantor's assets or property by any third party.
(g)Litigation. There is no action, suit, proceeding, arbitration or investigation pending or, to Guarantor's knowledge, threatened against Guarantor in any court or by or before any other Governmental Authority, in each case, which might have consequences that are reasonably likely to materially and adversely affect the performance of Guarantor's obligations and duties under this Guaranty. There are no outstanding or unpaid judgments against Guarantor.
(h)Consents. No consent, approval, authorization, order or filings of or with any court or Governmental Authority is required for the execution, delivery and performance by Guarantor of, or compliance by Guarantor with, this Guaranty or the consummation of the transactions contemplated hereunder, other than those that have been obtained by Guarantor.
(i)Compliance. To Guarantor's knowledge, Guarantor is not in default or violation of any regulation, order, writ, injunction, decree or demand of any Governmental Authority, the violation or default of which might have consequences that are reasonably likely to materially and adversely affect the condition (financial or otherwise) or business of Guarantor or is reasonably likely to materially and adversely affect its performance hereunder.
(j)Reserved.
(k)No Defenses. This Guaranty and the obligations of Guarantor hereunder are not subject to, and Guarantor has not asserted, any right of rescission, offset, counterclaim, cross-claim, recoupment or affirmative or other defense of any

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kind and neither the operation of any of the terms of this Guaranty nor the exercise of any right hereunder will render the Guaranty unenforceable in whole or in part.
(l)No Change in Facts or Circumstances; Full and Accurate Disclosure. There has been no material adverse change in any condition, fact, circumstance or event, and there is no fact or circumstance presently known to Guarantor that has not been disclosed to the EPR Parties, in each case that would make the financial statements or other documents, if any, submitted in connection with this Guaranty inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects, or might have consequences that would materially and adversely affect, Guarantor or its business, operations or conditions (financial or otherwise) taken as a whole.
ARTICLE IV
MISCELLANEOUS
4.1    The EPR Parties' Benefit; No Impairment of Project Documents. This Guaranty is for the benefit of the EPR Parties and (subject to Section 4.20 below) their successors and assigns and nothing contained herein shall impair, as between the Empire Developers and the EPR Parties, the respective obligations of the Empire Developers and the EPR Parties under the Project Documents.
4.2    Successors and Assigns; Binding Effect. This Guaranty shall be binding upon Guarantor and its respective heirs, executors, legal representatives, successors and assigns, whether by voluntary action of the parties or by operation of law. Notwithstanding anything to the contrary herein, Guarantor may in no event delegate or transfer its obligations under, or be released from, this Guaranty, except in accordance with the terms of this Guaranty.
4.3    The Empire Developers. The term "Empire Developers" as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of or by the Empire Developers or any interest in the Empire Developers.
4.4    Costs and Expenses. If Guarantor should breach or fail to timely perform any provision of this Guaranty, Guarantor shall, within ten ( 1 0) Business Days after demand by any of the EPR Parties, pay to the EPR Parties any and all reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys' fees and expenses) actually incurred by the EPR Parties in connection with the enforcement hereof or the preservation of the EPR Parties' rights hereunder. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

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4.5    Not a Waiver; No Set-Off. The failure of any party to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against such party, nor excuse any other party from its obligations hereunder, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Guaranty, the EPR Parties shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Guaranty or to declare a default for failure to effect prompt payment of any such other amount. The EPR Parties shall not be required to mitigate damages or take any other action to reduce, collect or enforce any of the Guaranteed Obligations. No set-off, counterclaim (other than compulsory counterclaims), reduction, diminution of any obligations or any defense of any kind or nature that Guarantor has or may hereafter have against the Empire Developers or that Guarantor has or may hereafter have against the EPR Parties shall be available hereunder to Guarantor, except a defense of the payment or performance of the Guaranteed Obligations.
4.6    PRIOR AGREEMENTS. THIS GUARANTY CONTAINS THE ENTIRE
AGREEMENT OF THE PARTIES HERETO IN RESPECT OF THE GUARANTY DESCRIBED HEREIN, AND ALL PRIOR AGREEMENTS AMONG OR BETWEEN SUCH PARTIES, WHETHER ORAL OR WRITTEN, INCLUDING ANY TERM SHEETS, CONFIDENTIALITY AGREEMENTS AND COMMITMENT LETTERS, ARE SUPERSEDED BY THE TERMS OF THIS GUARANTY AS THEY RELATE TO THE GUARANTY DESCRIBED HEREIN.
4.7    No Oral Change. No modification, amendment, extension, discharge, termination or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in a writing signed by the EPR Parties, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on, Guarantor, shall entitle Guarantor to any other or future notice or demand in the same, similar or other circumstances.
4.8    Separate Remedies. Each and all of the EPR Parties' rights and remedies under this Guaranty and each of the other Project Documents are intended to be distinct, separate and cumulative and no such right or remedy herein or therein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to the EPR Parties.
4.9    Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such

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provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
4.10 Rules of Construction. All references to sections and exhibits are to sections and exhibits in or to this Guaranty unless otherwise specified. Unless otherwise specified: (1) all meanings attributed to defined terms in this Guaranty shall be equally applicable to both the singular and plural forms of the terms so defined, (ii) "including" means "including, but not limited to" and "including, without limitation" and (iii) the words "hereof," "herein," "hereby," "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision, article, section or other subdivision of this Guaranty. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

CONFIDENTIAL TREATMENT REQUEST BY
EMPIRE RESORTS, INC.
IRS EMPLOYER IDENTIFICATION NUMBER 13-3714474
CONFIDENTIAL TREATMENT REQUESTED WITH RESPECT TO CERTAIN
PORTIONS HEREOF DENOTED WITH “***”

4.11    Headings. The Section headings in this Guaranty are included in this Guaranty for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.
4.12     Recitals. The recitals and introductory paragraphs of this Guaranty are incorporated herein, and made a part hereof, by this reference.
4.13     Counterparts; Facsimile Signatures. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any counterpart delivered by facsimile, pdf or other electronic means shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Guaranty.
4.14     Notices. All notices, consents, approvals and requests required or permitted hereunder ("Notices") shall be given in writing and shall be effective only if given as follows: (a) by hand delivery; (b) by deposit in the United States mail as first class certified mail, return receipt requested, postage paid; (c) by overnight nationwide commercial courier service; or (d) by email transmission; provided, that in the case of delivery pursuant to clause (d) a confirmation copy is delivered by duplicate notice in accordance with any of clauses (a) through (c) immediately above, in each case, to the party intended to receive the same at the following address(es):

If to any of the EPR Parties:
With a copy to:
And a copy to:
If to Guarantor :

EPR Properties
Attention: Asset Management 909 Walnut Street, Suite 200 Kansas City, Missouri 64106
Telephone:    (816) 472-1700
Facsimile:    (816) 472-5794
EPR Properties
Attention: General Counsel 909 Walnut Street, Suite 200 Kansas City, Missouri 64106
Telephone:    (816) 472-1700
Facsimile:    (816) 472-5794
Zarin & Steinmetz
81 Main Street, Suite 415
White Plains, New York 10601 Attention: Michael D. Zarin, Esq.
Telephone:    (914) 682-7800
Facsimile:    (914) 683-5490

[NEWYORK 3138329_4]

With a copy to: And a copy to:
do Empire Resorts, Inc.
204 Route 17B
Monticello, New York 12701 Attention: Joseph A. D'Amato
Telephone: (845) 807-0001
Facsimile: (845) 807-0000
do Empire Resorts, Inc. 204 Route 17B
Monticello, New York 12701 Attention: Nan Homer
Telephone: (845) 807-0001
Facsimile: (845) 807-0000
Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza
New York, New York 10006
Attention: Steven L. Wilner, Esq.
Telephone: (212) 225-2672
Facsimile: (212) 225-3999

Any party may change the address to which any such Notice is to be delivered by furnishing ten (10) days' written notice of such change to the other parties in accordance with the provisions of this Section 4.14. Notices shall be deemed to have been given on the date they are actually received; provided, that the inability to deliver Notices because of a changed address of which no Notice was given, or rejection or refusal to accept any Notice offered for delivery shall be deemed to be receipt of the Notice as of the date of such inability to deliver or rejection or refusal to accept delivery. Failure or delay in delivering copies of any Notice within any corporation or firm to the persons designated to receive copies shall in no way adversely affect the effectiveness of such Notice.
4.15 GOVERNING LAW. (A) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, WITHOUT REGARD TO CHOICE OF LAW RULES, TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
(B)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST GUARANTOR
OR ANY OF THE EPR PARTIES ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK. GUARANTOR AND, BY ACCEPTANCE OF THIS GUARANTY, THE EPR PARTIES HEREBY EACH (i) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (ii) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (iii) IRREVOCABLY CONSENT TO SERVICE OF PROCESS BY MAIL, PERSONAL SERVICE OR IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW, AT THE ADDRESS SPECIFIED IN SECTION 4.14 HEREOF (AND AGREES THAT SUCH SERVICE AT SUCH ADDRESS IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER ITSELF IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT).
4.16     TRIAL BY JURY. GUARANTOR AND, BY ACCEPTANCE OF THIS GUARANTY, THE EPR PARTIES, TO THE FULLEST EXTENT THAT EACH MAY LAWFULLY DO SO, HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND THE EPR PARTIES AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. GUARANTOR AND THE EPR PARTIES ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH 1N ANY
PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR AND THE EPR PARTIES.
4.17     Brokers and Financial Advisors. Guarantor hereby represents that neither Guarantor nor any of its affiliates has dealt with any financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Guaranty and/or the other Project Documents. Guarantor agrees to indemnify and hold the EPR Parties harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of Guarantor or any of its affiliates in connection with the transactions contemplated in this Guaranty and/or the other Project Documents. The provisions of this Section shall survive the expiration and termination of this Guaranty.
4.18     Exculpation. There shall be no recourse hereunder to any constituent entity or individual or any member, shareholder, principal, affiliate or partner of Guarantor, direct or indirect, nor any director, officer, employee, agent or representative of any of them.
4.19     Termination. Subject to Section 1.13 above, this Guaranty will automatically terminate and be of no further force or effect upon the date (the "Termination Date") that is the earliest to occur of the following: (a) the full and complete satisfaction of the Guaranteed Obligations; (b) all events described under Section 7 of the MDA and the Project Opening Date have occurred; or (c) the earlier termination of the MDA in accordance with its terms. The EPR Parties shall promptly, upon request, execute and deliver to Guarantor any instrument reasonably requested by Guarantor to evidence such termination, provided that no such documentation shall be required to effectuate any such termination.
4.20     Assignment. The EPR Parties shall not assign any of their rights or obligations under this Guaranty except in connection with a transfer pursuant to, and in accordance with, Section 13.20 of the MDA.
[No Further Text on this Page; Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Guaranty all as of the day and year first above written.
GUARANTOR:
EMPIRE RESORTS, INC., a Delaware corporation
By:
Name: Title:

Exhibit E

Form of EPR Completion Guaranty

[See attached.]

COMPLETION GUARANTY
(EPR Properties)
THIS COMPLETION GUARANTY (this "Guaranty") is dated December 28, 2015 by EPR PROPERTIES ("Guarantor"), for the benefit of Montreign Operating Company LLC, a New York limited liability company (the "Montreign Developer"), Empire Resorts Real Estate I, LLC, a New York limited liability company (the "Golf Course Developer") and Empire Resorts Real Estate II, LLC, a New York limited liability company (the "Entertainment Village Developer", and collectively, together with Montreign Developer and the Golf Course Developer, the "Empire Developers") and Empire Resorts, Inc., a Delaware corporation (collectively, together with the Empire Developers, the "Empire Parties").
WITNESSETH
WHEREAS, Montreign Developer and the other Empire Parties, EPR Concord II, L.P., EPT Concord II, LLC and Adelaar Developer, LLC (the "EPR Developers") are parties to that certain Amended and Restated Master Development Agreement dated the date hereof (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time in accordance therewith, the "MDA"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the MDA; and
WHEREAS, Sections 6 and 8 of the MDA require that, subject to the terms and conditions set forth herein, Guarantor guarantees for the benefit of the Empire Parties the full and timely payment and performance of clauses (i) and (ii) of the Guaranteed Obligations (as hereinafter defined); and
NOW, THEREFORE, in consideration for the substantial economic benefits to be derived by Guarantor from the transactions contemplated by the MDA (the "Development"), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
NATURE AND SCOPE OF GUARANTY
1.1    Guaranty of Obligations. Subject to the terms and conditions hereof, Guarantor hereby absolutely, irrevocably and unconditionally guarantees to the Empire Parties the full and timely payment and performance of all of the Guaranteed Obligations as and when the same shall be due. Subject to the terms and conditions hereof, Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as primary obligor.
1.2    Definition of Guaranteed Obligations. As used herein, the term "Guaranteed
Obligations" means: (i) the pursuit and achievement of Completion of (a) subject to satisfaction of the conditions set forth in Section 7.1(a) of the MDA, the Waterpark Project and (b) the Common Infrastructure Work, in each case, free and clear of mechanic's liens (unless such liens are being contested in good faith by appropriate proceedings, such liens have been bonded as reasonably approved by Montreign Developer or obligations related to such liens are not delinquent (i.e. such liens are inchoate)) and in accordance with the requirements for such Completion set forth in the MDA, and payment of all costs and expenses actually incurred in connection therewith; (ii) payment of all Common Infrastructure Costs necessary for the Completion of the Common Infrastructure Work apportioned to the EPR Developers under the MDA; (iii) payment of any costs and expenses (including reasonable attorneys' fees and disbursements) incurred by the Empire Parties in connection with the enforcement of this Guaranty or in any action or proceeding brought by the Empire Parties against Guarantor to enforce Guarantor's obligations under this Guaranty; and (iv) payment of the Waterpark Escrow (as defined in and in accordance with the Purchase Option Agreement) in the event that on or after the Waterpark Escrow Date (as defined in the Purchase Option Agreement) (a) the Waterpark Project is not open for business to the public, (b) the Casino is open for business to the public, and (c) the EPR Developers have not funded the Waterpark Escrow in accordance with the Purchase Option Agreement.
1.3    Completion. Completion of the Waterpark Project and the Common Infrastructure
Work will be deemed to have occurred only upon: (a) the expiration of the applicable statutory periods of the State of New York within which valid construction, mechanics or material-mens' liens may be recorded and served by reason of the design, supply or construction of the Waterpark Project or the Common Infrastructure Work with any such liens that have been filed having been released, discharged of record, or bonded as reasonably approved by Montreign Developer or, alternatively, Montreign Developer's receipt of valid, unconditional final lien releases thereof from all persons entitled to record such liens; and (b) an independent, third party architect's or engineer's certificate as the case may be certifying to such Completion in customary form.
1.4    Remedies of the Empire Parties.
(a)    If (1) Completion of the Waterpark Project does not occur in accordance with the requirements set forth in the MDA (subject, to the extent set forth in the MDA, to the Completion and opening of the Casino for business to the public (not a soft opening) in accordance with the MDA) and there is no Event of Default for failure to pay rent or Special District Capital Assessments under the Casino Lease or (2) Completion of the Common Infrastructure Work does not occur in accordance with the requirements set forth in the MDA, then Montreign Developer shall have the right in its sole and absolute discretion to:
(i)     with respect to the Common Infrastructure Work only, require Guarantor to pay to
Montreign Developer or its designee in one lump sum (the "Guarantor Payment") all of the costs of construction that would have been incurred by the EPR Developers (as determined, at Montreign Developer's sole option, by either a final, non-appealable order issued by a court of competent jurisdiction, or a construction consultant selected by Montreign Developer in its reasonable discretion) to achieve Completion of the Common Infrastructure Work in accordance with the MDA to the extent not theretofore paid by the EPR Developers or Guarantor. For avoidance of doubt, such costs shall include the amount of any fines or penalties imposed by the Gaming Authorities or other Governmental Authorities for any delays in the construction or opening of the Casino or otherwise caused by delays in Completion of the Common Infrastructure Work in accordance with the MDA. The Guarantor Payment shall be due no later than 10 Business Days following the earlier of, as the case may be, the giving of a written demand therefor from Montreign Developer or the issuance of a final, non-appealable order by a court of competent jurisdiction regarding the amount due under this Section 1.4(a)(i). If after the Guarantor Payment is made the EPR Developers and Guarantor fail to cooperate with Montreign Developer in the facilitation of Completion of the Common Infrastructure Work, then Montreign Developer shall have the right to keep all amounts paid to it under this clause (1) without any recourse or obligation to Guarantor or the EPR Developers; or
(ii) require Guarantor, at Guarantor's own cost and expense, to commence and diligently pursue performance of all activities required to cause Completion of the Common Infrastructure Work and/or the Waterpark Project, as applicable, to occur in accordance with the MDA; and
(iii)require Guarantor to pay Montreign Developer any fines or penalties imposed by the Gaming Authorities or other Governmental Authorities on Montreign Developer to the extent resulting from the failure of the EPR Developers to cause Completion of the Common Infrastructure Work and the Waterpark Project in accordance with the MDA.
If for any reason Guarantor disclaims or otherwise fails to perform its obligations under this Section 1.4(a), then Montreign Developer shall have the right to pursue whatever remedies it may have available at law or in equity, provided, however, that Montreign Developer shall not seek, nor shall there be awarded by any court, arbitrator, or other adjudicator, any consequential, speculative, or punitive damages except as may be expressly permitted under the Casino Lease.
(b)    Montreign Developer may elect, in Montreign Developer's sole discretion, to pursue any one or more of the remedies set forth in Section 1.4(a) above (subject to the limitations contained therein), in such order as Montreign Developer shall elect. Guarantor's obligations hereunder shall not be affected by any errors or omissions of the EPR Developers, any contractor, any architect, engineer, or any agent or employee of any of the aforementioned in the design, supervision or performance of the Development. Neither the Completion of the Project by or on behalf of Montreign Developer nor failure of the foregoing parties to achieve Completion shall relieve Guarantor of any liabilities with respect to Completion of the Common Infrastructure Work hereunder; rather, such liability shall be continuing, and may be enforced by Montreign Developer to the end that Completion of the Common Infrastructure Work is achieved, and without loss, injury, liability, cost or expense of any kind to Montreign Developer.
1.5    Nature of Guaranty. This Guaranty is an irrevocable, absolute and continuing guaranty of payment and performance and not a guaranty of collection. No exculpatory language contained in any of the other Project Documents shall in any event or under any circumstances modify, qualify or affect the personal recourse obligations and liabilities of Guarantor hereunder. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantor. It is the intent of Guarantor and the Empire Parties that the obligations and liabilities of Guarantor hereunder are absolute under any and all circumstances and that such obligations and liabilities shall not be discharged or released in whole or in part, by any act or occurrence (including the fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced) that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of Guarantor.
1.6    Intentionally Omitted.
1.7    Guaranteed Obligations Not Reduced by Set-Off. The Guaranteed Obligations
and the liabilities and obligations of Guarantor to the Empire Parties hereunder shall not be reduced, discharged or released because or by reason of any existing or future set-off; offset, claim or defense of any kind or nature (other than the defense of payment or performance of the Guaranteed Obligations) that Guarantor or any other Person has or may hereafter have against the Empire Parties or against payment of the Guaranteed Obligations, whether such set-off, offset, claim or defense arises in connection with the Guaranteed Obligations or otherwise.
1.8    No Duty to Pursue Others; No Duty to Mitigate. It shall not be necessary for the
Empire Parties (and Guarantor hereby waives any rights that Guarantor may have to require the Empire Parties) to take any action, obtain any judgment or file any claim prior to enforcing this Guaranty, including to (i) institute suit or otherwise enforce the Empire Parties' rights, or exhaust their remedies, against the EPR Developers or any other Person liable on all or any part of the Guaranteed Obligations, or against any other Person, (ii) enforce the Empire Parties' rights, or exhaust any remedies available to the Empire Parties, against any collateral that shall ever have been given to secure all or any part of the Guaranteed Obligations, (iii) join the EPR Developers or any other Person liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty or (iv) resort to any other means of obtaining payment of all or any part of the Guaranteed Obligations. The Empire Parties shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.
1.9    Payment and Performance by Guarantor. Except as otherwise provided herein, if all or any part of the Guaranteed Obligations shall not be punctually paid or performed when due, Guarantor shall, within five (5) Business Days after written demand by any of the Empire Parties and without presentment, protest, notice of protest, notice of non-payment or any other notice whatsoever (other than notice of demand for payment or performance as required hereunder), pay in lawful money of the United States of America, the amount due thereon to the Empire Parties. Amounts not paid when due hereunder shall accrue interest at the rate of 12% per annum. Such demands may be made at any time coincident with or after the time for payment of all or any part of the Guaranteed Obligations and may be made from time to time with respect to the same or different Guaranteed Obligations.
1.10     Application of Payments. If, at any time, there are any obligations of the EPR Developers to the Empire Parties that are not guaranteed by Guarantor, the Empire Parties, without in any manner impairing their rights hereunder, may, at their option, apply all amounts realized by the Empire Parties from any recovery of any kind held by the Empire Parties to the payment of such unguaranteed obligations without reduction of amounts due from Guarantor hereunder.
1.11 Waivers.

(a)    Guarantor hereby assents to (but does not guaranty, except as expressly set forth in Section 1.1 hereof) all of the terms and agreements heretofore or hereafter made by the EPR Developers with the Empire Parties (including the provisions of the MDA) and Guarantor hereby waives diligence, presentment, protest, demand on the EPR Developers for payment or otherwise, filing of claims, requirement of a prior proceeding against the EPR Developers or any other Person liable for payment of any or all of the Guaranteed Obligations and all notices (other than notices expressly provided for hereunder or required to be delivered under applicable law), including notice of:
(i)the acceptance of this Guaranty;
(ii)any amendment, modification, replacement, or extension of the MDA or any of the other Project Documents;
(iii)the execution and delivery by the Empire Parties and the EPR Developers, or any of their respective Affiliates, of any other document arising under the MDA or in connection with the Project Site;
(iv)any future change to the time, manner or place of payment of, or in any other term of all or any part of the Guaranteed Obligations;
(v)any protest, proof of non-payment or default by the EPR Developers, or the occurrence of a breach or default under the MDA;
(vi)the obtaining or release of any guaranty or surety agreement, pledge, assignment or other security for the Guaranteed Obligations, or any part thereof; or
(vii)any other action at any time taken or omitted to be taken by the Empire Parties generally and any and all demands and notices of every kind in connection with this Guaranty, any of the Project Documents and any other documents or agreements evidencing, securing or relating to the Guaranteed Obligations, or any part thereof.
(b)    Guarantor hereby waives any and all rights it may now or hereafter have to, and covenants and agrees that it shall not, set up or claim any defense, counterclaim, cross-claim, setoff, offset, right of recoupment or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by the Empire Parties hereunder, except a defense of the payment or performance of the Guaranteed Obligations.

1.12     Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained herein, Guarantor hereby unconditionally and irrevocably waives any and all rights they may now or hereafter have under any agreement, at law or in equity (including any law subrogating the Guarantor to the rights of the Empire Parties), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the EPR Developers or any other Person liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

1.13     Reinstatement; Effect of Bankruptcy. Guarantor agrees that if at any time the Empire Parties are required to rescind, restore or return all or part of any payment, funds, claim or distribution at any time received by the Empire Parties from, or on behalf of, Guarantor under or with respect to this Guaranty or pay the amount thereof to another Person for any reason (including the insolvency, bankruptcy reorganization, receivership or other debtor relief law or any judgment, order or decision thereunder), then the Guaranteed Obligations hereunder shall, to the extent of the payment rescinded, restored or returned, be deemed to have continued in existence notwithstanding such previous receipt by the Empire Parties, and the Guaranteed Obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment as though such previous payment to the Empire Parties had never been made.
ARTICLE II
EVENTS AND CIRCUMSTANCES NOT
REDUCING OR DISCHARGING GUARANTOR' OBLIGATIONS

2.1    Events and Circumstances Not Reducing or Discharging Guarantor's Obligations.
To the extent permitted by applicable law, and subject only to the conditions set forth in Section 1.4(a) above, Guarantor hereby consents and agrees to each of the following and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected in any way by any of the following, although without notice to or the further consent of Guarantor, and waives any common law, equitable, statutory or other rights (including rights to notice) or defenses that Guarantor might otherwise have as a result of or in connection with any of the following:.
(a)Modifications. Any change in the time, manner or place of payment of all or any part of the Guaranteed Obligations, or in any other term thereof, or any renewal, extension, increase, alteration, rearrangement, amendment or other modification to any provision of any of the MDA or any other document, instrument, contract or understanding between the Empire Parties and the EPR Developers or any other Person pertaining to the Guaranteed Obligations.
(b)Adjustment. Any adjustment, indulgence, forbearance, waiver, consent or compromise that the Empire Parties might extend, grant or give to Guarantor or any other Person with respect to any provision of this Guaranty or any of the other Project Documents.
(c)Invalidity of Guaranteed Obligations. The invalidity, illegality, irregularity or unenforceability of all or any part of this Guaranty or of any of the Project Documents, or of any other document or agreement executed in connection with the Guaranteed Obligations for any reason whatsoever, including the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, (iii) the officers or representatives executing the Project Documents or any other document or agreement executed in connection with the creating of the Guaranteed Obligations, or any part thereof, acted in excess of their authority, (iv) the Guaranteed Obligations, or any part thereof, violates applicable usury laws, (v) Guarantor has valid defenses, claims or offsets (whether at law, in equity or by agreement) that render the Guaranteed Obligations wholly or partially uncollectible (except a defense of payment or performance of the Guaranteed Obligations), (vi) the creation, performance or repayment of the Guaranteed Obligations, or any part thereof (or the execution, delivery and performance of any document or instrument representing the Guaranteed Obligations, or any part thereof, or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations, or any part thereof), is illegal, uncollectible, legally impossible or unenforceable or (vii) any of the Project Documents or any other document or agreement executed in connection with the Guaranteed Obligations, or any part thereof, has been forged or otherwise are irregular or not genuine or authentic.
(d)Release of Obligors. Any compromise or full or partial release of the liability of Guarantor or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the obligations under this Guaranty or any of the other Project Documents.
(e)Offset. Any existing or future right of set-off, offset, claim, counterclaim or defense of any kind or nature against the Empire Parties or any other Person, which may be available to or asserted by Guarantor, except for the defense of payment or performance in full of the Guaranteed Obligations.
(f)Change in Law. Any change in the laws, rules or regulations of any jurisdiction or any present or future action of any Governmental Authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the obligations of Guarantor under this Guaranty.
(g)Event of Default. Subject to the last sentence of Section 1.1, the occurrence of any default beyond the expiration of any applicable notice or cure period (an "Event of Default") or any event that, but for the giving of notice or the passage of time, or both, would be an Event of Default (a "Default") under any of the Project Documents, whether or not the Empire Parties have exercised any of their rights and remedies under the Project Documents upon the happening of any such Event of Default or Default.
(h)Actions Omitted. The absence of any action to enforce any of the Empire Parties' rights under the MDA or available to the Empire Parties at law, equity or otherwise, to recover any judgment against the EPR Developers or to enforce a judgment against the EPR Developers under any of the Project Documents.
(i)Other Dealings. The occurrence of any other dealing, transaction, matter or thing between Guarantor and the Empire Parties.
(j)Application of Sums. The application of any sums by whomsoever paid or however realized to any amounts owing by Guarantor to the Empire Parties in such manner as the Empire Parties shall determine in their sole discretion, subject to, and otherwise in accordance with, the terms of the MDA and the other Project.
(k)Ownership Interest. Any change in or termination of the ownership interest of Guarantor (whether direct or indirect).
(l)Other Circumstances. Any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a guarantor generally, it being the unambiguous and unequivocal intention of Guarantor and the Empire Parties that the liability of Guarantor hereunder shall be direct and immediate and that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations.
2.2    Other Obligations of Guarantor. If Guarantor is or becomes liable for any obligations owed by the EPR Developers to the Empire Parties by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected by this Guaranty, and the rights of the Empire Parties hereunder shall be cumulative of any and all other rights that the Empire Parties may ever have against Guarantor. The exercise by the Empire Parties of any right or remedy hereunder or under any other instrument or at law or in equity shall not preclude the concurrent or subsequent exercise of any right or remedy under any other instrument or at law or in equity, including the making of multiple demands hereunder. Further, without in any way diminishing or limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty to any and all guarantees as may heretofore have been or may hereafter be executed and delivered by Guarantor in favor of the Empire Parties, whether relating to the obligations of the EPR Developers under the Project Documents or otherwise, and nothing herein shall ever be deemed to replace or be in-lieu of any other such previous or subsequent guarantees.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.1    Representations and Warranties Guarantor hereby represents and warrants, as to itself only, to the Empire Parties that, on the date hereof and during the duration of this Guaranty:
(a)    Due Formation, Authorization and Enforceability. If Guarantor is not a natural person, Guarantor is duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and has full power and legal right to execute and deliver this Guaranty and to perform under this Guaranty and the transactions contemplated hereunder. If Guarantor is not a natural person, Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Guaranty and the transactions contemplated hereunder. This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws, general principles of equity or other laws of general application relating to the enforcement of creditor's rights.
(b)Benefit to Guarantor. Guarantor hereby acknowledges that the Empire Parties would not agree to complete their portions of the Development but for the personal liability undertaken by Guarantor under this Guaranty. (i) Guarantor has received, or will receive, direct and/or indirect benefit from the Development and (ii) Guarantor has received, or will receive, direct and/or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.
(c)Reserved.
(d)No Representation by the Empire Parties. Neither the Empire Parties nor any other Person has made any representation, warranty or statement to Guarantor or to any other Person in order to induce Guarantor to execute this Guaranty.
(e)Solvency. Guarantor has not entered into this Guaranty with the actual intent to hinder, delay or defraud any creditor. Guarantor received reasonably equivalent value in exchange for the Guaranteed Obligations. Guarantor is not presently insolvent, and the execution and delivery of this Guaranty will not render Guarantor insolvent.
(f)No Conflicts. The execution and delivery of this Guaranty by Guarantor, and the performance of transactions contemplated hereunder do not and will not conflict with or violate any governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees or injunctions of Governmental Authorities (collectively, "Legal Requirements") affecting Guarantor or any of his or its assets or property, (ii) conflict with, result in a breach of, or constitute a material default (including any circumstance or event that would be a default but for the lack of due notice or lapse of time or both) under any of the terms, conditions or provisions of any of Guarantor's organizational documents or any agreement or instrument to which Guarantor is a party, or by which Guarantor or its assets or property are bound or (iii) result in the creation or imposition of any lien on any of Guarantor's assets or property by any third party.
(g)Litigation. There is no action, suit, proceeding, arbitration or investigation pending or, to Guarantor's knowledge, threatened against Guarantor in any court or by or before any other Governmental Authority, in each case, which might have consequences that are reasonably likely to materially and adversely affect the performance of Guarantor's obligations and duties under this Guaranty. There are no outstanding or unpaid judgments against Guarantor.
(h)Consents. No consent, approval, authorization, order or filings of or with any court or Governmental Authority is required for the execution, delivery and performance by Guarantor of, or compliance by Guarantor with, this Guaranty or the consummation of the transactions contemplated hereunder, other than those that have been obtained by Guarantor.
(i)    Compliance. To Guarantor's knowledge, Guarantor is not in default or violation of any regulation, order, writ, injunction, decree or demand of any Governmental Authority, the violation or default of which might have consequences that are reasonably likely to materially and adversely affect the condition (financial or otherwise) or business of Guarantor or is reasonably likely to materially and adversely affect its performance hereunder.
(j)    Reserved.
(k)    No Defenses. This Guaranty and the obligations of Guarantor hereunder are not subject to, and Guarantor has not asserted, any right of rescission, offset, counterclaim, cross-claim, recoupment or affirmative or other defense of any kind and neither the operation of any of the terms of this Guaranty nor the exercise of any right hereunder will render the Guaranty unenforceable in whole or in part.
(l)    No Change in Facts or Circumstances; Full and Accurate Disclosure.
There has been no material adverse change in any condition, fact, circumstance or event, and there is no fact or circumstance presently known to Guarantor that has not been disclosed to the Empire Parties, in each case that would make the financial statements or other documents, if any, submitted in connection with this Guaranty inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects, or might have consequences that would materially and adversely affect, Guarantor or its business, operations or conditions (financial or otherwise) taken as a whole.
ARTICLE IV
MISCELLANEOUS
4.1    The Empire Parties' Benefit; No Impairment of Project Documents. This
Guaranty is for the benefit of the Empire Parties and (subject to Section 4.20 below) their successors and assigns and nothing contained herein shall impair, as between the EPR Developers and the Empire Parties, the respective obligations of the EPR Developers and the Empire Parties under the Project Documents.
4.2    Successors and Assigns; Binding Effect. This Guaranty shall be binding upon
Guarantor and its respective heirs, executors, legal representatives, successors and assigns, whether by voluntary action of the parties or by operation of law. Notwithstanding anything to the contrary herein, Guarantor may in no event delegate or transfer its obligations under, or be released from, this Guaranty, except in accordance with the terms of this Guaranty.
4.3    The EPR Developers. The term "EPR Developers" as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of or by the EPR Developers or any interest in the EPR Developers.

4.4    Costs and Expenses. If Guarantor should breach or fail to timely perform any provision of this Guaranty, Guarantor shall, within ten (10) Business Days after demand by any of the Empire Parties, pay to the Empire Parties any and all reasonable out-of-pocket costs and expenses (including court costs and reasonable attorneys' fees and expenses) actually incurred by the Empire Parties in connection with the enforcement hereof or the preservation of the Empire Parties' rights hereunder. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.
4.5    Not a Waiver; No Set-Off. The failure of any party to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against such party, nor excuse any other party from its obligations hereunder, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Guaranty, the Empire Parties shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Guaranty or to declare a default for failure to effect prompt payment of any such other amount. The Empire Parties shall not be required to mitigate damages or take any other action to reduce, collect or enforce any of the Guaranteed Obligations. No set-off, counterclaim (other than compulsory counterclaims), reduction, diminution of any obligations or any defense of any kind or nature that Guarantor has or may hereafter have against the EPR Developers or that Guarantor has or may hereafter have against the Empire Parties shall be available hereunder to Guarantor, except a defense of the payment or performance of the Guaranteed Obligations.
4.6    PRIOR AGREEMENTS. THIS GUARANTY CONTAINS THE ENTIRE
AGREEMENT OF THE PARTIES HERETO IN RESPECT OF THE GUARANTY DESCRIBED HEREIN, AND ALL PRIOR AGREEMENTS AMONG OR BETWEEN SUCH PARTIES, WHETHER ORAL OR WRITTEN, INCLUDING ANY TERM SHEETS, CONFIDENTIALITY AGREEMENTS AND COMMITMENT LETTERS, ARE SUPERSEDED BY THE TERMS OF THIS GUARANTY AS THEY RELATE TO THE GUARANTY DESCRIBED HEREIN.
4.7    No Oral Change. No modification, amendment, extension, discharge, termination or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in a writing signed by the Empire Parties, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on, Guarantor, shall entitle Guarantor to any other or future notice or demand in the same, similar or other circumstances.
4.8    Separate Remedies. Each and all of the Empire Parties' rights and remedies under this Guaranty and each of the other Project Documents are intended to be distinct, separate and cumulative and no such right or remedy herein or therein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to the Empire Parties.
4.9    Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
4.10     Rules of Construction. All references to sections and exhibits are to sections and exhibits in or to this Guaranty unless otherwise specified. Unless otherwise specified: (i) all meanings attributed to defined terms in this Guaranty shall be equally applicable to both the singular and plural forms of the terms so defined, (ii) "including" means "including, but not limited to" and "including, without limitation" and (iii) the words "hereof," "herein," "hereby," "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision, article, section or other subdivision of this Guaranty. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.
4.11     Headings. The Section headings in this Guaranty are included in this Guaranty for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.
4.12     Recitals. The recitals and introductory paragraphs of this Guaranty are incorporated herein, and made a part hereof, by this reference.
4.13     Counterparts; Facsimile Signatures. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any counterpart delivered by facsimile, pdf or other electronic means shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Guaranty.
4.14     Notices. All notices, consents, approvals and requests required or permitted hereunder ("Notices") shall be given in writing and shall be effective only if given as follows: (a) by hand delivery; (b) by deposit in the United States mail as first class certified mail, return receipt requested, postage paid; (c) by overnight nationwide commercial courier service; or (d) by email transmission; provided, that in the case of delivery pursuant to clause (d) a confirmation copy is delivered by duplicate notice in accordance with any of clauses (a) through (c) immediately above, in each case, to the party intended to receive the same at the following address(es):

If to Guarantor:	EPR Properties Attention: Asset Management 909 Walnut Street, Suite 200 Kansas City, Missouri 64106 Telephone: (816) 472-1700 Facsimile: (816) 472-5794

[NEWYORK 3111607_15]

With a copy to: And a copy to:
EPR Properties
Attention: General Counsel 909 Walnut Street, Suite 200 Kansas City, Missouri 64106
Telephone: (816) 472-1700
Facsimile: (816) 472-5794
Zarin & Steinmetz
81 Main Street, Suite 415
White Plains, New York 10601
Attention: Michael D. Zarin, Esq.
Telephone: (914) 682-7800
Facsimile: (914) 683-5490

If intended for any of the Empire Parties:
c/o Empire Resorts, Inc.
204 Route 17B
Monticello, New York 12701 Attention: Joseph A. D'Amato
Telephone:    (845) 807-0001
Facsimile:    (845) 807-0000

With a copy to: And a copy to:
do Empire Resorts, Inc. 204 Route 17B
Monticello, New York 12701 Attention: Nan Horner
Telephone: (845) 807-0001
Facsimile: (845) 807-0000
Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza
New York, New York 10006
Attention: Steven L. Wilner, Esq.
Telephone: (212) 225-2672
Facsimile: (212) 225-3999

Any party may change the address to which any such Notice is to be delivered by furnishing ten (10) days' written notice of such change to the other parties in accordance with the provisions of this Section 4.14. Notices shall be deemed to have been given on the date they are actually received; provided, that the inability to deliver Notices because of a changed address of which no Notice was given, or rejection or refusal to accept any Notice offered for delivery shall be deemed to be receipt of the Notice as of the date of such inability to deliver or rejection or refusal to accept delivery. Failure or delay in delivering copies of any Notice within any corporation or firm to the persons designated to receive copies shall in no way adversely affect the effectiveness of such Notice.
4.15     GOVERNING LAW. (A) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, WITHOUT REGARD TO CHOICE OF LAW RULES, TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
(B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST GUARANTOR OR ANY OF THE EMPIRE PARTIES ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK. GUARANTOR AND, BY ACCEPTANCE OF THIS GUARANTY, THE EMPIRE PARTIES HEREBY EACH (i) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (ii) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (iii) IRREVOCABLY CONSENT TO SERVICE OF PROCESS BY MAIL, PERSONAL SERVICE OR IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW, AT THE ADDRESS SPECIFIED IN SECTION 4.14 HEREOF (AND AGREES THAT SUCH SERVICE AT SUCH ADDRESS IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER ITSELF IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT).
4.16     TRIAL BY JURY. GUARANTOR AND, BY ACCEPTANCE OF THIS GUARANTY, THE EMPIRE PARTIES, TO THE FULLEST EXTENT THAT EACH MAY LAWFULLY DO SO, HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND THE EMPIRE PARTIES AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. GUARANTOR AND THE EMPIRE PARTIES ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR AND THE EMPIRE PARTIES.
4.17     Brokers and Financial Advisors. Guarantor hereby represents that neither Guarantor nor any of its affiliates has dealt with any financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Guaranty and/or the other Project Documents. Guarantor agrees to indemnify and hold the Empire Parties harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of Guarantor or any of its affiliates in connection with the transactions contemplated in this Guaranty and/or the other Project Documents. The provisions of this Section shall survive the expiration and termination of this Guaranty.
4.18     Exculpation. There shall be no recourse hereunder to any constituent entity or individual or any member, shareholder, principal, affiliate or partner of Guarantor, direct or indirect, nor any director, officer, employee, agent or representative of any of them.
4.19     Termination. Subject to Section 1.13 above, this Guaranty will automatically terminate and be of no further force or effect upon the date (the "Termination Date") that is the earliest to occur of the following: (a) the full and complete satisfaction of the Guaranteed Obligations; (b) all events described under Sections 6 and 8 of the MDA and the Project Opening Date have occurred; or (c) the earlier termination of the MDA in accordance with its terms. The Empire Parties shall promptly, upon request, execute and deliver to Guarantor any instrument reasonably requested by Guarantor to evidence such termination, provided that no such documentation shall be required to effectuate any such termination.
4.20     Assignment. The Empire Parties shall not assign any of their rights or obligations under this Guaranty except in connection with a transfer pursuant to, and in accordance with, Section 13.20 of the MDA.
[No Further Text on this Page; Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Guaranty all as of the day and year first above written.
GUARANTOR: EPR PROPERTIES
By:
Name: Title:

Exhibit F

CDP

[See attached.]

HART HOWERTON

Comprehensive Development Plan
EPT CONCORD RESORT

January 15, 2013

Sullivan County, New York

Lead Agency

Town Board of the Town of Thompson
Town of Thompson Town Hall
4052 State Route 42
Monticello, New York 12701

Applicant/Project Sponsor

Entertainment Properties Trust LLC
909 Walnut
Suite 200
Kansas City, MO 64106

TABLE OF CONTENTS

I. INTRODUCTION

- A. Project Overview
- B. Purpose of CDP

II. EXISTING CONDITIONS

- A. Site Description
- B. Existing Site Access
- C. Existing Natural Features

III. COMPREHENSIVE DEVELOPMENT PLAN

- A. Comprehensive Development Plan
- B. Proposed Development Uses
- C. Site Infrastructure
- D. Stormwater Management
- E. Water Supply - Public or Private
- F. Sanitary Sewer - Public or Private
- G. Anticipated Development Schedule

IV. DEVELOPMENT STANDARDS AND REQUIREMENTS

- A. Development Code Table
- B. Parking and Loading
- C. Grading & Drainage
- D. Rainwater Management
- E. Low Impact Design
- F. Lighting Standards
- G. Signage Standards
- H. Roadway Design Standards
- I. Miscellaneous Planning Standards

V. MASTER ASSOCIATION & RESPONSIBILITIES

- A. Master Association
- B. Master Developer
- C. Members

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
5

A. PROJECT OVERVIEW

Entertainment Properties Trust (now known as EPR Properties™) controls an unsurpassed real estate opportunity to successfully redevelop the historic Concord Resort, reclaiming the resort's unique position in the regional economy by leveraging the site's unique physical and commercial opportunities into a long-term, value-based destination resort.

The EPT Concord Resort has all of the ingredients to ensure long-term value with a prime location, a variety of hospitality options and outdoor recreation pursuits situated within a compelling regional lifestyle. This will be the place where the people in the region come to experience the best that the Catskills has to offer. It will reconnect people with their community, offering the opportunity to, once again, experience the Concord.

The EPT Concord Resort contains a series of prime sites – linked by efficient and sustainable infrastructure – that encompass a range of settings and price points - all catering to a wide variety of potential owners, co-investors, developers and operating partners.

Real estate in the Catskills, with enough area to accommodate a thriving, energetic hospitality experience and built on an inherent tradition of family entertainment, is scarce. Long term value and sustainable real estate investment will be generated as the EPT Concord Resort redevelops over time and creates a true sense of vitality and energy in the region.

The development and design of a high-quality range of products and amenities in the EPT Concord Resort, innovatively arranged to maintain views of the rural Catskills setting, capitalizes on the value generation potential created through complementary uses. The strategic management of this opportunity and land asset will create the type of special products that attract segments of the regional market while maintaining the long-term integrity of the plan and the EPT Concord Resort environment. This approach responds to the decline in conventional, commodity real estate products and amenities common to the region as the market demands greater content per foot, hour, and dollar invested with a wider range of experiences.

1. Concept Master Plan

Developed over several years, the EPT Concord Resort will have a variety of destinations, product types, amenities and experiences. The Concept Master Plan will be comprised of several distinct centers of activity, each rooted in its particular site and setting.

The Resort Core will include the Casino Resort, the Entertainment Village and a Lakefront Hotel with Conference Facilities. The Lake Club, consisting of a Recreational Vehicle Park and timeshare units will be developed alongside the Resort Core on adjacent parcels.

The 18-hole Monster Golf Course will be renovated to allow for fair, yet challenging play while repairing the current flooding issues found throughout. A new Golf Clubhouse and several Golf Cottages will also be constructed adjacent to the course.

A Family Resort Hotel will provide an opportunity for a large, family-focused resort adjacent to a variety of outdoor recreation options, including a ski/tubing hill. An indoor waterpark, a conference center and a spa may all be potential accessory uses to the Hotel.

Situated on the hilltop at the northeastern edge of the EPT Concord Resort, a Sporting Club will offer experiential-based hospitality with a Hotel, Spa, and Branded Residential lots that will evoke the peaceful, rural setting of the Catskills while still being proximate to the excitement of the Resort Core.

The Residential Village located along Chalet Road near Kiamesha Lake Road will offer a mix of real estate offerings that will appeal to a wide range of potential buyers. The Village will also contain a Civic or Community Center to generate local activity. Should future market trends demonstrate the need for additional residential products, the Conceptual Master Plan has included parcels for supplementary development.

Certain property in and around the northwest boundary of the EPT Concord Resort is subject to a development program set forth in the previously approved CDP, as shown on Exhibit 1: Concept Master Plan.

The plans presented throughout this document are Illustrative Concept Plans and are not intended for construction.

8
EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

Residential Village
· Civic Center
· Retail/ Service/ Commercial
· Apartments
· Townhouses
· Residential Lots
Program per Previously Approved CDP
Future Development Site
· Residential Lots
Commercial
· Limited Service Hotels
· Restaurants
· Commercial Uses
Sporting Club
· Experiential-based Hospitality
· Boomer Resort Housing
Family Resort Hotel
· Waterpark
· Spa
· Conference Center
18-Hole Monster Golf Course & Golf Clubhouse
Entertainment Village at the Resort Core
· Retail
· Dining
· Movie Theater
· Hospitality
Casino Resort Complex at the Resort Core
· Gaming
· Harness Horse Racetrack
· Hospitality
· Night Life
· Spa
Lake Club: Timeshare & RV Park
Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Driving Range
Golf Course
Thompsonville Road
Resort Core
Lake
Lake
Rock Ridge Drive
Joyland Road
Heiden Road
Route 17
Exit 105
Exit 106
Exit 107
0 500 1500 3000'
1" = 1500'

EXHIBIT 1: CONCEPT MASTER PLAN

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
9

To Golf Clubhouse / Family Resort/ Sporting Club
THOMPSONVILLE ROAD
14
15
16
3
1
8
2
18
17
4
5
19
6
7
10
11
13
9
9
Casino Entry Drive
12
16
JOYLAND ROAD
To RV Park
0 125 250 500'

*Please refer to Exhibit 3 for site plan layout at the Casino Resort.

LEGEND					
1	Entertainment Village • 115,000 sf Entertainment Retail • 40,000 sf Theater	7	Casino Resort	13	Lakefront Park
2	Ice Rink	8	Casino Employee Parking	14	Entertainment District Parking
3	Nature Trail	9	Casino Parking	15	"Tent" Event Field
4	Casino Resort Hotel	10	Gateway Park	16	Stormwater Retention
5	Future Casino Resort Hotel	11	Hotel & Conference Center	17	Grandstand/Showroom
6	Entry Feature	12	Conference Hotel Parking	18	Harness Horse Racetrack
				19	Grandstand/Showroom Parking

EXHIBIT 2: RESORT CORE

10
EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

2. Resort Core

The Resort Core includes the Casino Resort and the Entertainment Village. It is an area of high energy, activity, and visual stimulation.

The prospect of relocating, subject to regulatory approval, the licenses under which the Monticello Raceway Management, Inc. operates to the Concord Resort provides a catalyst necessary for the development of a thriving, high-energy destination resort in the Catskills.

The Entertainment Village, comprised of a cinema and complementary destination retail and dining outlets, is the centerpiece of the non-casino market-driven program designed to encourage attendance at the bustling Resort Core. In concert with this destination experience, the Entertainment Village's diverse open space program is designed to enable a variety of community and lifestyle activities that are connected by a network of pedestrian and shared-surface streets. Wider streets facilitate vehicular traffic, while more narrow streets enhance a leisurely-paced pedestrian retail experience.

A mutually reinforcing relationship is thus created between the architectural and open space design: streets and squares leverage retail and amenity opportunities in order to best activate spaces, and spaces are organized and scaled to reinforce particular programs, leading a guest through a navigable sequence of spaces and linking key amenities such as the casino, the harness horse racetrack, the market square, the cinema and the native forest setting.

Phase 1 - Casino Resort

The Phase 1 development area is approximately 117 acres of a roughly 186 acre parcel to be leased to Monticello Raceway Management, Inc. for the casino, harness horse racetrack, hotel and entertainment complex. The Phase 1 development area is located in the south central portion of the project site with access from the Resort Entry Road and Thompsonville Roads. The site is bordered on the north and west by Thompsonville Road, on the east by Joyland Road, and on the south by wetlands. As shown in Exhibit 3, the Phase 1 development area includes the casino and associated support and back of house uses, the harness horse racetrack, stables, casino and hotel and associated parking for all proposed uses.

0'
200'
100'
400'

EXHIBIT 3: CASINO SITE DEVELOPMENT PLAN

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
11

Construction of the Casino Resort will begin upon receipt of approvals and permits from various governmental agencies, found in the table below. After the receipt of site plan approval for Phase 1, the Applicant will finalize design review details for the golf course program and select components of the Entertainment Village at the Resort Core. It is anticipated that these components will be completed by 2014, based on these assumptions.

Involved Agencies & Anticipated Approvals

Approving Agency/ Department	Approvals/ Permits
Town of Thompson	
Town Board	Zoning Text Amendment
Town Board	Comprehensive Development Plan (CDP)
Planning Board	Site Plan Approval
Planning Board	Stripping of Land Permit
Highway Department	Road Improvement Permit
Sullivan County	
Division of Planning and Environmental Management	GML Section 239 Project Review
New York State	
Department of Environmental Conservation (DEC)	Public Water Supply Permit
DEC	SPDES Permit(s)
DEC	Article 15 Protection of Waters Permit
DEC	Article 24 Freshwater Wetland Permit
DEC	Water Quality Certification (Section 401)
DEC	Endangered and Threatened Species Review
DEC	Brownfields Cleanup Agreement (BCA)
DEC	CAFOs
DEC	Water Withdrawal Permit
DEC	Sewer Extension Approval
Department of Health (DOH)	Public Water Supply Permit
DOH	Sewer System Extension Permit
Department of Transportation (DOT)	Road Improvement Permit(s)
Office of Parks, Recreatiton, and Historic Preservation (OPRHP; also known as SHPO)	Section 106 and Section 14.09 Cultural Resources Review
Racing and Wagering Board	Section 322 Approval
Lottery	Section 1617A Approval
Regional	
Delaware River Basin Commission (DRBC)	Ground and/or Surface Water Withdrawal
DRBC	Discharge of Pollutants into Surface Waters or Groundwaters of the Delaware River Basin
DRBC	Total Dissolved Solids Determination
Federal	
US Fish and Wildlife Service (USFWS)	Section 7 ESA Review (Endangered and Threatened Species)
US Army Corps of Engineers (ACOE)	Individual Wetland Permit

12
EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

B. PURPOSE OF CDP

EPT Concord II, LLC (the "Applicant") has prepared this Comprehensive Development Plan (CDP) for the approximately 1,583 acre site known as the EPT Concord Resort. The EPT Concord Resort is a Planned Resort Development (PRD) subject to the regulations set forth in Section 250-27.2 of the Zoning Laws of the Town of Thompson, including any amendments thereto proposed in connection with the development of the EPT Concord Resort Site.

The PRD regulations require the preparation of a CDP, to be approved by the Town of Thompson Town Board, showing the manner in which the resort is to be developed over time and how the various land uses tie together in a cohesive manner.

To that end, the Town has set forth the objectives of the PRD to be "...the development and/or redevelopment of a destination resort having various commercial, retail, lodging, entertainment and recreational facilities and complementary single-family dwellings (also described as one-family dwellings) and multiple dwellings through comprehensive planning and maximum flexibility of design, which will in turn result in or accomplish the following:

(a) Preservation of significant natural resources, such as wetlands and water bodies, and other areas of scenic and ecological value.

(b) Innovation and variety in the type and design of residential development and lodging, providing a wide choice of living environment, occupancy tenure and housing cost.

(c) Efficient use of a site to facilitate adequate and economical construction and maintenance of streets, stormwater management facilities, and water supply and sanitary sewerage systems.

(d) Preservation of property values in the vicinity of a PRD and the protection of neighboring areas from any adverse impacts of development of a PRD.

(e) Enhancement of commercial, entertainment and recreational opportunities for residents of the Town, county and region.

(f) Creation of diverse full- and part-time employment opportunities for residents of the Town, county and region.

(g) Inducement of private investment in the Town, county and region, including reinvestment in existing businesses and the attraction of new seasonal and year-round businesses.

As demonstrated herein, the CDP describes the site's existing conditions, provides a conceptual framework for the development of the EPT Concord Resort site consistent with the PRD objectives established by the Town, and provides design and development standards which create the desired resort community form and character.

For definitions, please refer to Section 250-27.2(B)(6) of the Town of Thompson's Zoning Code.

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
13

A. SITE DESCRIPTION

The EPT Concord Resort consists of approximately 1,583 acres of mostly contiguous parcels located at the crossroads of Joyland Road and Thompsonville Road in Sullivan County, New York. The site is generally bound by Kiamesha Lake Road to the North, Route 17 to the South, Concord Road to the West and Heiden Road/County Road 161 to the East.

1. Property Ownership

The Applicant owns approximately 1,583 acres of real property within the existing 1,735 acre PRD district. The Applicant acquired the site on June 18, 2010 and received fee title to both the International and Monster Golf Course properties on December 7, 2011.

SOUTH FALLSBURG
Sullivan County Community College
Town of Fallsburg
Town of Thompson
Pleasure Lake
Town of Fallsburg
Town of Thompson
161
Raleigh Resort
THOMPSONVILLE
Anawana Lake
Kutshers Country Club
Baileys Lake
42
Kiamesha Lake Road
Chalet Road
Post Office
Heiden-Thompsonville Road / CR 161
Former Concord Hotel Site
Kiamesha Lake
Concord Road
Thompsonville Road
Joyland Road
Retail
To NYC
Bungalow Complex & Residences
Exit 105
Exit 106
Exit 107
To Binghampton
Monticello Raceway & Casino
MONTICELLO
0
3000
6000'

LEGEND	
◐	Site Access Points
—	Property Line

EXHIBIT 4: EXISTING AND ADJACENT LAND USES

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
17

B. EXISTING SITE ACCESS

The primary access to the EPT Concord Resort is off of NYS Route 17, exit 106. The exit 106 ramp connects to local roads into the site. NYS Route 17 is a four-lane divided highway that runs east-west. NYS Route 17 is under the jurisdiction of the New York State Department of Transportation (NYSDOT) and connects to NYS Thruway (Interstate-87) in the east and with Interstate 81 in the west. NYS Route 17 connects to NYS Route 42 with a full clover-leaf interchange. NYS Route 17 is currently in the process of being converted to Interstate 86 (I-86). However, there are no plans for the NYS Route 17 conversion within Sullivan County within the next five years.

The site is bordered by three roadways – Kiamesha Lake Road to the north, Concord Road to the northwest and Rock Ridge Drive to the west. Kiamesha Lake Road (County Road 109) is a two-way, east-west roadway extending from NYS Route 42 to Heiden Road (County Road 161) and is under Sullivan County jurisdiction. Concord Road (County Road 182), under the Town of Thompson jurisdiction, is a two-way, east-west roadway extending from NYS Route 42 to Kiamesha Lake Road (County Road 109). Rock Ridge Drive, also under the Town of Thompson jurisdiction, is a two-way north-south roadway extending between Concord Road (County Road 182) and Thompsonville Road.

There are three roadways which traverse the project site: Joyland Road, Thompsonville Road and Chalet Road. Each of these roadways is local, being owned and maintained by the Town of Thompson. Thompsonville Road is a two-way, east-west roadway extending between Heiden Road (County Route 161) and Rock Ridge Drive. Chalet Road/Joyland Road is a two-way, north-south roadway extending between Kiamesha Lake Road and NYS Route 17.

Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha
Lake
Golf Course
Heiden Road
Rock Ridge
Drive
Thompsonville Road
Joyland Road
Exit
105
Exit
106
Exit
107
Route 17
0
1000
2000
4000'

EXHIBIT 5: EXISTING SITE ACCESS

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EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

C. EXISTING NATURAL FEATURES

ELEVATION (ft)
1,132 - 1,166
1,167 - 1,199
1,200 - 1,233
1,234 - 1,267
1,268 - 1,300
1,301 - 1,334
1,335 - 1,368
1,369 - 1,402
1,403 - 1,435
1,436 - 1,469
1,470 - 1,503
1,504 - 1,537
1,538 - 1,570
1,571 - 1,604
1,605 - 1,638
Route 161
Kiamesha Lake Road
Chalet Road
Route 42
Concord Road
Kiamesha Lake
Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Joyland Road
Lake
Exit 105
Exit 106
Exit 107
Route 17

EXHIBIT 6: ELEVATION STUDY

SLOPE %
0 - 10
10 - 20
20 - 30
30 - 40
40+
Route 161
Kiamesha Lake Road
Chalet Road
Route 42
Concord Road
Kiamesha Lake
Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Joyland Road
Lake
Heiden Road
Exit 105
Exit 106
Exit 107
Route 17

EXHIBIT 7: SLOPE ANALYSIS

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
19

LEGEND
Wetlands
NYS DEC Wetland Adjacent Areas
Route 161
Kiamesha Lake Road
Chalet Road
Route 42
Kiamesha Lake
Concord Road
Golf Course
Rock Ridge Drive
Thompsonville Road
Lake
Lake
Joyland Road
Heiden Road
Exit 105
Exit 106
Exit 107
Route 17

EXHIBIT 8: WETLANDS

LEGEND
Waterbodies
Waterbody Setbacks
Floodzones
Route 161
Kiamesha Lake Road
Chalet Road
Route 42
Kiamesha Lake
Concord Road
Golf Course
Rock Ridge Drive
Thompsonville Road
Lake
Lake
Joyland Road
Heiden Road
Exit 105
Exit 106
Exit 107
Route 17

EXHIBIT 9: WATERBODIES

20
EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha
Lake
Driving
Range
Thompsonville Road
Resort Core
Lake
Rock Ridge Drive
Lake
Joyland Road
Exit
105
Exit
106
Route 17
0
500
1500
3000'
1" = 1500'

Total Site Area		1,583.00 ac
	Wetlands	282.71 ac
	NYS DEC Wetland Adjacent Areas	159.10 ac
	Waterbodies	41.21 ac
	Water Body Setbacks	20.25 ac
	Floodzone	38.65 ac
	Steep Slopes (30%+)	19.59 ac
	Land within NYSDEC Brownfield Cleanup Program (BCP)	12.10 ac
Developable Land		**1,009.39 ac**

EXHIBIT 10: DEVELOPABLE LAND

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
21

A. COMPREHENSIVE DEVELOPMENT PLAN

1. Comprehensive Development Plan

The land areas indicated in Exhibit 11A are included in the EPT Concord Resort Comprehensive Development Plan.

Route 42
Kiamesha Lake
Concord Road
Rock Ridge Drive
Exit 105
EPT Concord Resort CDP Boundary
0 500 1500 3000'
1" = 1500'

24
EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

Kiamesha Lake Road
Route 161
Chalet Road
Heiden Road
Joyland Road
Exit
107
Exit
106
Route 17

EXHIBIT 11A: COMPREHENSIVE DEVELOPMENT PLAN

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
25

B. PROPOSED DEVELOPMENT USES

1. Permitted Uses (per PRD)

In accordance with the PRD, the maximum allowable density for residential uses is 4.0 dwelling units per acre of the Net Site Area (the "NSA"). The NSA for the EPT Concord Resort, as defined in Section 250-27.2-B(6) of the Zoning Laws of the Town of Thompson, is 1,236.01 acres. Applying that density across the site yields a maximum of 4,944 dwelling units that may be built at the EPT Concord Resort. All residential accessory uses shall be no greater than 10% of the aggregate total net floor area of the residential uses.

For non-residential uses, the maximum allowable density for hotel/motel units is 1.75 keys per acre of NSA, permitting up to 2,183 keys for the project. All motel/hotel accessory uses shall be no greater than 15% of the aggregate total net floor area of all hotel/motel uses. The maximum net floor area for all casino and racino uses is 450,000 square feet. The maximum total floor area ratio (FAR) of principal and accessory commercial uses (excluding casino and hotel/motel uses) is 0.0175. Applying that FAR across the site yields a potential maximum of 942,210 square feet of commercial use. The maximum building height is 350 feet.

LAND USE PROGRAM SUMMARY		
PROGRAM	EPT CONCORD RESORT CDP	ALLOWABLE PROGRAM
Residential	897 du	4,944 du (@ 4 du/ net acre)
Hotel	1,800 keys	2,183 keys (@ 1.75 keys/ net acre)
Hotel Accessory	15% of 1,100,000 sf	15% of aggregate total net floor area
Casino	405,000 sf	450,000 sf
Commercial	903,000 sf	942,210 sf (allowable commercial SF @ .0175 FAR)
Civic Center	35,000 sf	

Residential Village
• Civic Center
• Retail/ Service/ Commercial
• Apartments
• Townhouses
• Residential Lots
Program per Previously Approved CDP
Future Development Site
• Residential Lots
Commercial
• Limited Service Hotels
• Restaurants
• Commercial Uses
Route 42
Concord Road
Kiamesha Lake
Rock Ridge Drive
Exit 105
0 500 1500 3000'
1" = 1500'

du	dwelling unit(s)
key	unit of hospitality accommodation (regardless of unit size)
sf	square feet

26
EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

Kiamesha Lake Road
Route 161
Chalet Road
Sporting Club
• Experiential-based Hospitality
• Boomer Resort Housing
Family Resort Hotel
• Waterpark
• Spa
• Conference Center
Heiden Road
18-Hole Monster Golf Course
& Golf Clubhouse
Driving Range
Golf Course
Thompsonville Road
Entertainment Village at the Resort Core
• Retail
• Dining
• Movie Theater
• Hospitality
Resort Core
Lake
Casino Resort Complex at the Resort Core
• Gaming
• Harness Horse Racetrack
• Hospitality
• Night Life
• Spa
Joyland Road
Lake
Lake Club:
Timeshare & RV Park
Exit 107
Exit 106
Route 17

EXHIBIT 11B: CONCEPT MASTER PLAN

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
27

2. Proposed Program

Developed over several years, the EPT Concord Resort will have a variety of spaces, products, destinations, amenities and experiences. Clustered development will protect valuable open space and preserve the Catskills character while creating centers of activity that attract visitors from the New York Metropolitan area and beyond.

The program includes the following uses: Casino, Harness Horse Racetrack, Hospitality, Residential, Commercial, and Golf and Recreation.

Kiamesha Lake Road
Route 161
Chalet Road
Concord Road
Kiamesha Lake
Driving Range
Monster Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Exit 105
0 500 1500 3000
Route 17

	LAND USE
	Residential
	Hospitality
	Harness Horse Racetrack
	Casino
	Commercial
	Golf
	Hotel/ Casino/ Harness Horse Racetrack/ Convention Center/Retail (per previously approved CDP)

EXHIBIT 12: LAND USE PLAN

28

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

Casino Resort

Phase 1 of the EPT Concord Resort project proposes the Casino, Hotel and Entertainment Village. The casino will consist of 2,150 Video Gaming Machines (VGM), restaurants and food service, a 248 room hotel, events center, harness horse racetrack, grandstand/ showroom and support buildings, and structured and surface parking on approximately 117 acres.

The primary access to the Phase 1 Development Area will be via a signed boulevard entry off of the Resort Entry Road. This main entrance will lead visitors and guests to the casino/hotel. An employee/service access is proposed from Thompsonville Road, at the northern portion of the Phase 1 site. Two additional points of entry are proposed from Thompsonville Road to provide access/egress to the harness horse racetrack and associated equestrian support facilities and employee parking.

The planning and layout of Phase 1 of the EPT Concord Resort was heavily influenced by the varied site topography and environmental considerations. Rather than re-grading significant portions of the Phase 1 site to accommodate project components, the project components were laid out to maximize the benefit of the existing topography. For example, the parking garage is proposed to be located underneath the podium level of the main building to best utilize the significant change in grade and the harness horse racetrack is proposed for the most level area within the Phase 1 site.

A detailed list and description of the Phase 1 Site development components is provided below:

Casino and Restaurant/Food Service:

- 2,150 VGMs.
- Center Bar Lounge with seating for approximately 68 guests.
- Fine Dining – Shared lounge/bar supporting two restaurants, with seating for approximately 80 guests each and a private dining area for 14 guests.
- Buffet with 225 seats.
- Entertainment Restaurant with seating for approximately 202 including bar seating.
- Secondary entrance to the casino with grab and go food service.
- Grab and Go food service located near the Bus Lobby for prepackaged food sales.

Back of House/Support Space:

- Employee services, including changing facilities, uniform service, and employee dining room.
- Administrative offices on the casino level.
- Main kitchen producing the majority of the food for the food service venues.
- Preparatory kitchens at the fine dining and entertainment restaurants.
- Casino support and infrastructure will be located on the first floor under the casino level.

Hotel and Events Center:

- Hotel with 248 rooms (232 standard rooms, 16 suites). The hotel is proposed to be nine stories total, including eight stories of guest rooms.
- Lobby/reception area located on the main level at the hotel access from the main entry.
- Events center will include two dividable meeting rooms, one large ballroom with stage dividable into seven rooms, and a pre-function area with an exterior terrace.
- Spa and indoor pool located on the main level of the Hotel.

Horse Racing:

- Eight lane (and one safety lane) 1/2-mile Harness Horse Racetrack with an apron for trackside viewing. The apron trackside will accommodate approximately 100 patrons.
- Paddock and maintenance buildings located to the west of the track.
- Grandstand/Showroom with seating for approximately 500 patrons for viewing live racing and entertainment events (simulcast facility would be located below the Grandstand/Showroom).
- Snack Stand.

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
29

Parking:

- Three levels of subsurface parking below the Casino level providing approximately 1,300 spaces.
- Surface parking for approximately 1,800 cars.

Central Plant:

- Prepackaged Central Plant for boilers and chillers located near the Loading and Warehouse area.

Sustainability Plan

The Applicant is committed to the usage of green materials and good design practices throughout the design and implementation of the project. Specific practices to be incorporated into the Phase I development area include:

- Usage of propane gas: The combination of propane gas and low emissions boilers will limit the amount of pollutants created by this facility and minimize air quality impacts.
- Usage of window/glass glazing: The project will utilize advanced glazing systems with increased R values to reduce solar heat gain, preventing un-necessary energy use.
- Provision of significant additional landscaping – The project will retain the maximum number of mature trees as is practicable and augment with significant additional landscaping.
- Usage of green materials in building interiors: Interior finishes will incorporate numerous materials that are green by design, including: low VOC paints for the interior walls, ceilings which are made from partially recycled materials, and the use of wood species, which are harvested as recoverable species.
- Use of efficient LED lighting at specialty fixtures and exterior site lighting fixtures.
- Use of pervious asphalt and paver materials to reduce the amount of stormwater runoff in parking areas.
- Implementation of a stormwater management plan to limit the pollutants generated from run off and assist in controlling excessive discharge.
- Usage of efficient bathroom and faucet fixtures.
- Implementation of ongoing operational initiatives including recycling of cans, bottles, grease recovery etc. and water saving methods including two or three day cycles for the hotel laundry.

EXHIBIT 13: LOCATION OF CASINO RESORT PROGRAM

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EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

Hospitality

The Family Resort Hotel site will provide an opportunity for a large, family-focused resort adjacent to a variety of outdoor recreation opportunities. The hotel may include up to 550 rooms, restaurants and a fitness center and spa. A Conference Center and an indoor/ outdoor waterpark may act as possible accessory uses to the hotel. A generous lawn may be programmed for a variety of activities such as a skating rink, croquet lawn and an amphitheater/ event area. Additional outdoor activities may include tennis, volleyball and basketball, shuffleboard, bocce, horseshoes and a putting course. The hotel site may also connect to a system of trails circulating throughout the site and to the adjacent tubing (winter) and biking (summer) hill.

The Sporting Club will fit within the surrounding landscape and will celebrate the outdoor-oriented lifestyle and traditions of the Catskills. The core of the Sporting Club may include a Lodge of up to 250 rooms, Spa, and Fitness Center. 170 branded residential lots may also be developed alongside and serviced by the Sporting Club. A series of wooded trails would connect to a variety of destinations both within the Sporting Club site and to the larger resort-wide trail system.

The Resort will include a Casino Hotel of 248 rooms that will be in the initial phase of the EPT Concord Resort Project. At a later phase, an additional Casino Hotel of up to 250 rooms may be introduced.

The 250-room Lakefront Resort and Conference Center is located in the Resort Core. Demand for this facility may emanate from growth in the overnight visitor market in the region and induced demand from the New York Metropolitan Area.

At the intersection of Concord Road and NYS Route 42, the parcel program includes up to two (2) 125- room hotels; one limited service hotel and one extended stay hotel.

Adjacent to the Recreational Vehicle Park (discussed in more depth in the Commercial Section), timeshares and/or fractionals will be an allowable hospitality use. Additional hospitality uses proximate to the RV Park may include a hotel.

EXHIBIT 14: LOCATION OF HOSPITALITY PROGRAM

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
31

Residential

EPT Concord Resort will offer distinct neighborhoods with a diverse assortment of products that range from single-family executive homes to multi-family apartments in the Residential Village. Careful market-driven phasing will create complete neighborhoods and will maximize the full value of the property.

The Residential component comprising single-family and multi-family units is included in EPT Concord Resort's program for development because:

- There is a need for on-site residential to support the resort's operating employees
- Key work-force housing and mid-priced single-family and multi-family units were identified as a direct result of our local market research
- There is separate, independent market demand for varying types of resort-related residential units -- for both permanent residents of EPT Concord Resort and second-home buyers

Development of the residential component of EPT Concord Resort will provide:

1) Additional Direct Employment and Wages.

2) Additional Visitor/Residents' expenditures within EPT Concord Resort and the surrounding communities.

3) Additional Retail Spending by Residents.

4) Additional Local Direct Expenditures on Materials and Supplies.

5) Additional Retail Sales Tax Collected During Construction.

6) Additional Retail Sales Tax Collected from Residents.

7) Additional State Income Tax Revenues Generated.

8) Additional Total Direct and Indirect Business Volume at EPT Concord Resort and within the surrounding communities.

9) Real Estate Taxes.

EXHIBIT 15: LOCATION OF RESIDENTIAL PROGRAM

32
EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

With approximately 365 residences, the Residential Village will provide a variety of housing opportunities for existing area employers and their employees. From single family lots to townhouses and flats, the housing mix will create a compact neighborhood while protecting natural resources. The Residential Village could also contain a small commercial zone with neighborhood convenience retail within a five-minute walk from all residences. A new Civic or Community Center will be an additional allowable use within the Residential Village that would also generate local energy in the neighborhood. The Civic or Community Center would increase vehicular and pedestrian traffic to the EPT Concord Resort.

Following market demand, the Residential Village may expand to an adjacent parcel to the west and southwest. The future development site may contain up to 350 single family residential lots.

Additional residential development may occur within the Sporting Club parcel, as is mentioned above. These approximately 170 branded residential lots may be developed nearby and with central services and amenities provided by the Sporting Club.

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
33

Commercial

A thoughtful retail and commercial pattern will recognize the varied requirements of the gaming guest, the community member, the destination tourist and groups arriving to the site.

One element of the Entertainment Village commercial program may be a 40,000 square foot movie theater with twelve (12) screens. The theater will be supported by on-site and casino visitors as well as by the local 25-mile market. Additional commercial program in the Entertainment Village, totaling approximately 115,000 square feet of destination retail, will complement both the casino and the movie theater. This program may include four to five restaurants, a 15,000 square foot Comedy Museum, a 28-lane bowling alley, a local wine and farmer's market, an activity center for children, and rotating exhibit space to showcase local artists.

Additional commercial uses on the EPT Concord Resort site may include:

- 290,000 square feet of commercial space in the non-contiguous parcels located along NYS Route 42, Concord Road, and Kiamesha Lake Road.
- 20,000 square feet of mixed-use neighborhood convenience retail in the Residential Village
- 175,000 square feet of movie/production studios.
- 100,000 square foot Indoor and/or Outdoor Waterpark.
- 60,000 square feet of amenities associated with the 150-space Recreational Vehicle Park. Timeshares (as listed in the Hospitality Section) may be permitted within the Recreational Vehicle Park.
- 40,000 square foot Recreational Sports Center.
- 20,000 square foot Golf Clubhouse.
- 4,000 square foot Golf Academy.
- 39,000 square feet of Back-of-House and support structures for commercial uses, including a Golf Maintenance building.
- 5,000 square feet of retail facilities for the sale of NY State Agricultural products in support of the Demonstration Farm.

EXHIBIT 16: LOCATION OF COMMERCIAL PROGRAM

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
34

Golf, Recreation and Civic

The renovated 18-hole Monster Golf Course will feature a new Golf Clubhouse with the potential for a bar, a clubhouse dining and event space, convenience locker rooms, and lounge area. The Golf Academy and instructional space will further augment the golf and resort experience. There is also opportunity for golf cottages adjacent to the clubhouse and overlooking the course.

Since the EPT Concord Resort is located in an environment where there cannot be year-round play, the golf course and Golf Clubhouse could be used in the off-season for winter activities. The golf course will provide an opportunity for sleigh rides, cross-country skiing, and snowshoeing, and the Golf Clubhouse will serve as a Nordic Center and central location for other area cold weather amenities and activities.

The renovation of the Monster Golf Course will feature the natural landscape, Kiamesha Creek, and will also take advantage of the rolling terrain of the former International Course to provide a premier golf experience. Improvement to the course irrigation and drainage system will reduce the number of weather-related course closings.

Additional recreational pursuits include the rehabilitated Concord Ski Area which will be reinvented as a snow tubing and sledding hill in the winter and a venue for mountain biking during the remaining three seasons. "Pick your own" fruit and maple syrup tapping demonstrations are recreational activities that may be located on the site as well.

Trails are a significant part of the EPT Concord Resort experience. A proposed trail system will connect the various areas of the resort and provides an array of experiences. Trails will provide access to the natural features within the site including Kiamesha Creek, hillside hikes, and on-site lakes. Trail types will vary and will allow for a range of trail-based activities. The EPT Concord Resort will also look for opportunities to connect to regional trail systems including access to the Neversink River and other area amenities.

Each village or neighborhood will have a local network of green connections, which in turn support the larger site-wide green corridors. These greenways may include community lakes, parks, trails, streets and open spaces and recreation areas.

EXHIBIT 17: LOCATION OF GOLF, RECREATION AND CIVIC

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
35

Civic

A Civic Center and other community support facilities provide an opportunity for centralized services integrated into a neighborhood setting. Community uses might include programs such as after-school tutoring, senior citizen meeting space, recreation, library, etc. which support residents of the Residential Village and the larger Town of Thompson community. A civic or community program will attract people to the resort for community activities, gathering space, recreation, or offer civic uses such as a town hall, post office, classrooms, or library.

36

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

LEGEND
Class 1: Shared Use Path
Class 2: Bike Lane
Hiking Trail
Trolley
Kiamesha Lake Road
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Driving Range
Golf Course
Thompsonville Road
Rock Ridge Drive
Resort Core
Lake
Lake
Joyland Road
Exit 105
Exit 106
Route 17
0
1000
2000
4000'
1" = 2000'

EXHIBIT 18A: TRAILS DIAGRAM

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
37

LEGEND
Lakes & Streams (existing & proposed)
Wetland
Forest / Development within Forest Framework
Entry Landscape
Golf Landscape
Development Area
Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha Lake
Thompsonville Road
Lake
Rock Ridge Drive
Joyland Road
Lake
Exit 105
Exit 106
Route 17
0' 750' 1500' 3000'
1" = 1500'

EXHIBIT 18B: LANDSCAPE ZONE DIAGRAM

38
EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

3. Landscape Vision

The landscape at the EPT Concord Resort provides a framework that will link together the individual neighborhoods, districts and amenities, expressing the special qualities of the site and establishing a unique sense of place. Existing features of the site will be restored and enhanced to deepen the guest's awareness of natural settings, wildlife and native plant communities, and cultural landscape traditions. To heighten the guest experience, a network of roads and trails are designed to interface with unique site features. The essential qualities of the Catskills building traditions are represented by the design, details and materials palette for buildings, site structures and site elements, based on a clean, straight-forward design aesthetic, hand-crafted details and, if available, regionally sourced stone, metal, timber and wood materials.

There will be four guiding principles for the landscape at the EPT Concord Resort:

- Nurture a restorative landscape that sustains the streams, forest and wetlands of the site.
- Create a simple road network that blends into the landscape and orients guests.
- Develop a network of pedestrian streets, trails, and walking paths that will serve as important social and recreational amenities for guests and residents.
- Establish a refined Catskills aesthetic; a style that is less decorative, with materials that could be found on-site or within the region. The desired visual aesthetic is not a recreation of what has been done in the past but instead draws from historic precedents to create a new style that is contemporary while still rooted in local tradition.

4. Guidelines per Landscape Zone:

Natural Landscape

- *Wetlands:* A system of protected, interconnected wetlands weaves through the resort and functions as a unique ecological amenity. NYS DEC wetland adjacent areas shall be respected and enhanced, as allowed by regulation, to improve biodiversity, functionality and aesthetics and to improve the vitality of the natural setting and enhance the resort experience.
- *Lakes, Ponds and Streams:* The existing stream corridor and two larger lakes shall be preserved and restored as allowed by regulation, in order to improve water quality, support wildlife, increase biodiversity, and improve aesthetics. Banks shall be stabilized and revegetated with appropriate erosion control methods and native plantings. Shorelines shall also be revegetated to restore plant diversity, benefit wildlife and improve soil function. Public access trails and amenities shall be designed for low impact to natural systems, with typical details such as elevated trails, footbridges, and dock facilities.
- *Forest Management:* Based on an assessment of specific site conditions (forest type, age, species composition, understory character, slope, aspect, soils and groundwater) the intent is to actively manage the forest to achieve a healthier and more diverse natural condition with an improved appearance. To fulfill these objectives, the following potential steps may occur:
    - Manage growth of the forest setting for Old Growth characteristics: clearings, multilayered conditions (understory, mid-story and overstory), and presence of larger specimens, snags and forest floor debris. Achieving this character would also augment biodiversity, provide a rich and varied nature experience and enhance aesthetics.
    - Increase tree species diversity.
    - Manage dense stands with a release treatment to reduce competition for the better tree individuals.

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
39

- Create openings: small to moderate scale clearings that allow more light and encourage an increase in plant diversity.
- Shape the edges of newly cleared stands during the development process along roads, parcels, and trails to create a more natural, undulating forest edge to the stands.
- Diversify plantings with multi-layered qualities and seasonal interest at forest edges.
- Restore existing dry-stack stone walls as part of site/cultural history.
- Enhance site walls associated with hiking trails with native mosses and lycopodium species.
- Identify specific species of trees, shrubs, herbaceous species, ferns and grasses that are natural plant communities suited to site conditions; emphasis on providing a rich and diverse viewing experience for hiker/recreational user.
- Emphasize a regional identity focused on forest enhancement while creating unique experiences throughout the property.

- *Meadows:* An existing abandoned golf course fairway near the Residential Village may be restored to a meadow condition, reseeded with native grasses and planted with tree species to attract wildlife and create viewing opportunities for resort users.

Golf Landscape

The Monster Golf Course will be re-designed and restored, once again providing an expansive visual and lifestyle amenity for the EPT Concord Resort. Current drainage issues, the flooding and siltation of Kiamesha Creek, and required improvements to the irrigation system may be addressed as part of the golf course redesign. Major view corridors may be maintained and enhanced. To expand multi-seasonal recreation opportunities, during winter months the golf course may be used for cross-country skiing and horse-drawn sleigh rides.

Roads

The landscape character of the roads will maintain the rural character of the existing roads. The roads will be designed and landscaped to provide a generous buffer to surrounding land uses, and will take advantage of important view opportunities.

Entry Landscape

The primary resort entry will create a strong gateway experience for the resort, with a large scale permanent entry sign monument and associated landscape design that may be visible from Exit 106 at NYS Route 17. The entry sign will provide a welcome point at the entry, confirming project identity and information about the resort. From the entry, the road immediately transitions to the natural forested environment of the EPT Concord Resort. The secondary entrances from Kiamesha Lake Road and Thompsonville Road will have small scale resort monument signs for project identification and wayfinding. This signage may have minimal landscaping to integrate the monument with the forest setting.

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EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

Resort Core

- *Casino and Entertainment Core:* The casino, conference, retail and entertainment facilities at the Resort Core will be connected by a main pedestrian street that is active during all four seasons. A series of nodes along this thoroughfare will provide opportunities for social gathering, markets, festivals, an ice rink and passive entertainment. Lighting effects will transform the look and feel of the Resort Core seasonally; site furnishings and signage are intended to be artistic, lively, and playful. Long views to the golf course and the Family Resort Hotel visually connect the Resort Core with the rest of the resort. Plantings will express a contemporary Catskills design aesthetic, and shall provide an exciting counterpoint to site art and furnishings, creating a series of outdoor settings within hardscape areas. Plantings will define entries and circulation, shade seating areas, screen service areas, and generally create appropriate transitions to the surrounding natural environment. Paving materials should be permeable where feasible, and stormwater methods should be integral with the landscape design, using bioswales and rain gardens to capture, treat and infiltrate stormwater run-off from paved surfaces and buildings.

- *Lake Club:* The Lake Club will be one of the anchors of the Resort Core, drawing casino and entertainment visitors to enjoy some of the site's natural amenities. A boardwalk trail around the lake may be provided as well as a dock for fishing and access to water sports. The vegetation within the lake setback may be preserved and enhanced with native grasses, willows, berries, and sedges.

- *RV Park*: The RV Park shall integrate into the surrounding existing forest character and the layout of parking spaces shall be designed around existing trees, walls, and rock features. A series of vegetated islands should be incorporated to break up the parking into smaller "rooms".

Residential Village

The Residential Village will have a network of green spaces including small parks and recreation areas, a central village green and several small ponds. Streets shall generally have regular plantings of large scale canopy shade trees and low groundcover or grass planting strips along road edges. Site circulation shall provide a safe integration of the pedestrian and vehicular environment, with pedestrian access to the community trails system. The village open space network and circulation will have a strong visual and physical connection to Kiamesha Creek.

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
41

Residential Neighborhoods

- *Forested Buffer:* As a consequence of development clearing operations, the residential neighborhoods will have the appearance of clearings, with new forest edges that have exposed trees that were formerly within the middle of a forest and therefore devoid of foliage. To both restore and enhance the natural forest edge condition, a forest buffer is proposed in the adjacent open space surrounding the neighborhoods. This forest buffer will include a vertically tiered, staggered planting of forest canopy trees, understory trees, and a forest floor shrub and herbaceous layer. Plant materials will be based on the existing native forest conditions.
- *Recreational Landscape:* The parks and commons areas will retain a natural setting and overall character, incorporating informal native plantings to complement the site character and landscape aesthetic, buffering the edges and transitioning to natural woodland. More traditional garden and landscape design elements may also occur within the core areas.
- Rain Gardens: The road edges should incorporate a system of planted bioswales that collect, store, treat, and convey road run-off and provide a distinctive visual amenity for the residential neighborhoods.
- Slope Stabilization: Based on sustainable practices, use of mechanical stabilization of slopes exceeding 25% and revegetation of all slopes with appropriate erosion control plantings that complement the natural setting will occur. Construction should avoid impacts to slopes exceeding 30%, and efforts to retain natural rock outcroppings in their state will also be a priority.

Sporting Club & Family Resort Hotel/ Ski Hill

Located on two of the site's higher elevations, the Sporting Club and Family Resort Hotel should be nestled within the surrounding forest context. The layout and positioning of these resort roads and cottages should respect the existing topography and forest framework. Existing forest will be preserved to the greatest extent possible to maintain a naturalistic feel and experience. The Ski Hill shall be maintained and used throughout the year for seasonal activities. Parking lot guidelines are found in Chapter IV.

Trail Network

A network of hiking, biking, and walking trails may be provided to connect the amenities, neighborhoods, and natural landscapes of the EPT Concord Resort and offer a variety of multi-seasonal recreational experiences for guests and residents of the resort as well as the local community. The major multi-use trails should generally consist of asphalt or stabilized soil materials to accommodate pedestrians, bicyclists, and meet ADA accessibility requirements. The minor hiking and biking trails in the natural areas may revert to pervious, natural materials such as stabilized gravel or soil.

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EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

5. Architectural Character & Design Concepts

The architecture and landscape character of the EPT Concord Resort should be evocative of the Catskills, defining a wider vernacular for the resort. Architecture in the Catskills is informed by the land and rolling landforms with materials that draw on those within the area, including wood, timber and stone. Historic Resorts within the Catskills were typically large lodges, positioned iconically within the landscape. Other vernacular building forms come from agricultural complexes and include round barns and octagon houses. The EPT Concord Resort will reflect tradition, reference the historic resorts in color, texture, form, and materials while incorporating a contemporary use of glazing and materials. Materials should include metal, stone and timber.

There are opportunities for signature buildings throughout the site, including pavilions and open air structures, gathering spaces and traditional parks. The clean design aesthetic, regionally sourced materials and hand-crafted details of these buildings, site structures, and site elements will evoke the traditional construction language of the Catskills. Buildings should capture views, activity within and without, and reinforce the contemporary look and feel of the place. Public spaces must capture the importance of designing complete environments - from the way light transforms spaces to the way site furniture and signage helps set the spirit of a setting.

The Entertainment Village program consists of one and two story buildings. Vertical elements will be important to balance the predominant horizontal and the dominant vertical building components of the Casino Resort. Architectural features and roof forms that increase the height and help balance the massing while creating a diverse streetscape should be implemented.

Architectural Character will be comprehensively addressed in commercial and residential design guidelines developed and enforced by the Master Association.

Refer to Exhibits 19-23 for Illustrative Concept Plans of Key Neighborhoods at the EPT Concord Resort. The following renderings are illustrative and are neither final design nor intended for construction. The design of individual buildings will evolve to accommodate the final development program.

Although detailed design for the proposed Casino/Hotel and Entertainment Village core buildings have not been finalized, it is anticipated that the Casino Hotel would be an architecturally significant marquis building, with a contemporary design, utilizing glass to maximize views of the Resort. The current casino building design uses metal panels throughout with stone and wood accents while curtainwall glass and storefront glass with metal panel banding and stone accent would be utilized on the hotel tower.

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
43

To Golf Clubhouse / Resort
Hotel / Sporting Club
THOMPSONVILLE ROAD
1
2
3
4
5
6
7
8
9
9
10
11
12
13
14
15
16
17
18
19
Casino
Entry
Drive
JOYLAND ROAD
To RV
Park
LAKE
0 125 250 500'

*Please refer to Exhibit 3 for site plan layout at the Casino Resort.

FARMERS MARKET
CAFE

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EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

LEGEND			
1	Entertainment District • 115,000 sf Entertainment Retail • 40,000 sf Theater	10	Gateway Park
2	Ice Rink	11	Hotel & Conference Center
3	Nature Trail	12	Conference Hotel Parking
4	Casino Resort Hotel	13	Lakefront Park
5	Future Casino Resort Hotel	14	Entertainment District Parking
6	Entry Feature	15	"Tent" Event Field
7	Casino Resort	16	Stormwater Retention
8	Casino Employee Parking	17	Grandstand/Showroom
9	Casino Parking	18	Harness Horse Racetrack
		19	Grandstand/Showroom Parking

Kiamesha Lake Road
Route 161
Route 42
Sporting Club
Residential Village
Family Resort Hotel
Kiamesha Lake
Golf
Resort Core
Exit 105
Route 17
Exit 106
Joyland Road

Market Square
Market Promenade Entertainment Zone
Casino Resort Hotel
"The Rink"
Canopy Walk

EXHIBIT 19: RESORT CORE

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
45

0 75 150 300'

1
2
3
4
5
6
7
8
9
10
11
12
CHALET ROAD

0 125 250 500'

46

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

LEGEND	
1	Chairlift or Tube Pull
2	Hilltop Lodge – Center for skiiing/boarding, tubing, mountain biking; restaurant
3	Putting Course
4	Lawn – skating rink; croquet lawn; amphitheater; event area
5	Outdoor Waterpark – pools; waterslides; spa; lazy river; pool bar
6	Indoor Waterpark
7	Gatehouse
8	Parking Lot
9	Family Resort Hotel – 550 rooms; restaurants; fitness center; spa
10	Conference Center
11	Lawn & Raquet Sports – croquet; tennis; volleyball; basketball; shuffleboard; bocce; horsehoes
12	Hotel Cottages (included in total number of keys)

Kiamesha Lake Road
Route 181
Route 42
Sporting Club
Residential Village
Family Resort Hotel
Kiamesha Lake
Concord Road
Chalet Road
Golf
Thompsonville Road
Resort Core
Joyland Road
Exit 105
Route 17
Exit 106

0 150 300 600'

EXHIBIT 20: FAMILY RESORT HOTEL

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COMPREHENSIVE DEVELOPMENT PLAN
47

1
2
3
4
5
6
7
8
9
0
250
500
1000'

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EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

LEGEND	
1	The Lodge
2	The Spa
3	Cabins
4	Branded Residential Lots
5	Gatehouse
6	Fitness, Pilates & Yoga
7	Nature Center
8	Fish Camp
9	Outdoor Sporting Club Adventure

Sporting Club
Residential Village
Family Resort Hotel
Golf
Resort Core

EXHIBIT 22: SPORTING CLUB

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
49

1
2
3
4
5
6
7
8
9
0 125 250 500'

50
EPT CONCORD RESORT
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LEGEND	
1	Single Family Residential
2	Overlook
3	Multi-family Residential
4	Retail / Commercial
5	Esplanade
6	Park Pavilion
7	Creek Crossing & Nature Walk
8	Neighborhood Park
9	Civic Center

Kiamesha Lake Road
Route 181
Route 42
Residential Village
Sporting Club
Family Resort Hotel
Chalet Road
Kiamesha Lake
Golf
Resort Core
Thompsonville Road
Joyland Road
Exit 105
Route 17
Exit 106

EXHIBIT 21: VILLAGE

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
51

Duplex Cottages (12)
Golf Clubhouse
Driving Range
THOMPSONVILLE ROAD
Golf Maintenance
# Denotes Golf Hole Number
0 250 500 1000'
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18

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EPT CONCORD RESORT
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Kiamesha Lake Road
Route 42
Sporting Club
Residential Village
Family Resort Hotel
Kiamesha Lake
Golf
Resort Core
Joyland Road
Exit 106

EXHIBIT 23A: GOLF

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
53

3
6
1
2
7
5
4
LAKE

54
EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

7

Sporting Club
Residential Village
Family Resort Hotel
Golf
Resort Core

	LEGEND
1	Golf Clubhouse – Pro Shop; Locker Rooms; Bar & Grille
2	Clubhouse Dining
3	Duplex Cottages (12)
4	Driving Range
5	Practice Putting Green
6	Bag & Cart Storage
7	Golf Academy

EXHIBIT 23B: GOLF

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
55

C. SITE INFRASTRUCTURE

1. Access & Circulation

ROW, Access, Circulation Improvements

The existing roadways located throughout the project site will be improved to accommodate increased traffic volumes and to create an appropriate gateway into the proposed development.

The Resort Entry Road is proposed to be a four lane divided roadway. The existing roadways within the project will need to be redesigned to incorporate wider drive lanes in conformance with current Town of Thompson design standards. In addition, all roadways are proposed to incorporate landscaping as well as pedestrian and multi-use path components to improve circulation and the aesthetic environment within the resort.

The proposed conceptual roadway alignments reflect horizontal curves which have been designed based on AASHTO design criteria for 30 mph roadways and where possible, have been situated along similar alignments of the existing roadways. The new roadway designs will potentially require bridge improvements and/or replacements in two locations (Kiamesha Creek intersections with Thompsonville Road and Chalet Road) to accommodate for utility infrastructure upgrades and widened roadway cross-sections.

Trip generation estimates were developed and then assigned to the roadway network for Phase 1 of the Proposed Project. Intersection infrastructure improvements needed with implementation of Phase 1 to maintain level of service (LOS) D or better traffic operations at all intersection movements were identified. LOS D conditions are generally considered the upper range of tolerable operating conditions for drivers. It is not uncommon for operations to degrade to worse than LOS D operations during the peak hours when traffic volume is at its highest level compared to the rest of the day, however, it is desired to try to achieve LOS D operations. If the intersection was operating at worse than LOS D conditions under the

LEGEND	
Red	**Resort Entry Road (90-160' R.O.W. within Entertainment Village)** • Divided boulevard - two lanes each way. Vegetated median; width varies, 25' minimum. Travelways need not be parallel. • 35 mph design speed • Native trees/shrubs to supplement existing vegetation; canopy over road; retain existing trees wherever feasible; natural planting pattern, not formal.
Blue	**Resort Road (42-50' R.O.W.)** • Meandering country road. Alignment follows topography and responds to existing trees and rock outcrops • 30 mph design speed
Black	**Village Commercial (50-58' R.O.W.)** • Generally straight country road that is the "main street" through the residential village. Alignment follows village residential blocks. • 25 mph design speed
Yellow	**Village Residential (50-60' R.O.W.)** • R.O.W. varies based on on-street parking • 25 mph design speed
Green	**Neighborhood (36-50' R.O.W.)** • R.O.W. includes sidewalk and planting strip • 25 mph design speed

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EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

No Build condition, then improvements were identified only if the Proposed Project resulted in a drop in level of service. The following improvement measures for Phase 1 of the Proposed Project will need to be coordinated with the governing agencies:

- Joyland Road and Cimarron Road, NYS Route 17 Westbound Ramps/Towner Road and Cimarron Road, NYS Route 17 Eastbound Ramps and Cimarron Road intersections - Redesign Interchange 106 (See Exhibit 24B). The redesigned interchange includes a realigned Cimarron Road, installation of signals at the NYS Route 17 westbound and eastbound ramps, signal installation at Joyland Road and Cimarron Road, and converting the County Road 173/ Overpass signalized intersection into a single-lane roundabout.

Kiamesha Lake Road
Route 42
Concord Road
Kiamesha Lake
Chalet Road
Thompsonville Road
Rock Ridge Drive
Joyland Road
Exit 105
Exit 106
Route 17
0 400 800 1200 1600 2400'

EXHIBIT 24A: ROAD USE TYPES

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
57

- Adjust signal timings at the Pleasant Street and Broadway, NYS Route 42 and Concord Road, and NYS Route 42 and Cimarron Road intersections.
- In consultation and with approval from NYSDOT and other involved agencies, Intelligent Transportation Systems (ITS), will also be considered and could include installing adaptive traffic control systems to improve vehicle detection/operations including the addition of system detectors for data collection and monitoring.
- Video monitoring that would allow for the remote viewing of the operation of the adaptive traffic control systems at the NYS Route 17 Exit 106 Interchange to ensure that the newly implemented systems are functioning correctly. The video monitoring would also improve safety and accident response time and would be part of the overall traffic management plan to be developed for the Proposed Project with the Town and emergency services.
- The previously approved realignment of Concord Road will be accomplished by others.

As future development phases come on-line, supplemental traffic analysis will be conducted to identify if additional improvement measures are warranted.

Pedestrian Circulation

A hierarchy of trails will flow throughout the resort, linking different districts and bringing guests into a close connection with the landscape. A paved, multi-use/bike path will link the major districts of the resort. The primary spine will run north-south from the Route 17 interchange to Kiamesha Lake Road. In addition, loop spurs will link off of the main spine, expanding the recreation options for guests.

Within the Entertainment Village, the pedestrian street will be an important outdoor gathering space that serves guests with retail establishments and recreational amenities. The vitality of the pedestrian street will have multiple uses and flexible spaces that can accommodate seasonal attractions.

Walking trails will provide links within districts as well as between districts and the multi-use/bike path. These trails will typically be wide enough for two people to walk side-by-side and may be composed from a variety of pavement surfaces. These trails will blend with the natural terrain and may incorporate stairs when steep grades are encountered.

JOYLAND ROAD
ENTRY LOOP ROAD
CIMARRON ROAD
OVERPASS
EB OFF RAMP
EB ON RAMP
RT 17
WB ON RAMP
WB OFF RAMP
COUNTY ROAD 173
COUNTY ROAD 173

EXHIBIT 24B: INTERCHANGE 106 RE-DESIGN

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EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

2%
Storm
Sanitary Gravity Main
Water
Electrical Conduit Bank
8.0'
10.0'
12.0'
24.0'
25.0'
24.0'
6.0'
5.0'
6.0'
90' - 160' ROW
(may vary depending upon site conditions)

Resort Entry Road 1

Street Light
Stormwater Piping and Catch Basins
Sanitary Gravity Main
Water
Electrical/ Telecommunications Conduit (no bank)
2%
5' min.
35'
22'
21'
22'
10-30'
6'
Parking
Planting Setback
Landscaped Berm
Roadway
Planted Median
Roadway
New Trees & Shrubs
Existing Forest
90' - 160' ROW
(may vary depending upon site conditions)

Resort Entry Road 2

Street Light
Stormwater Swale
2%
Stormwater Piping and Catch Basins
Water
Electrical/ Telecommunications Conduit (no bank)
10-30'
10'
22'
10'
10-20'
20'+
10-20'
10'
22'
10'
10-30'
Existing Forest
New Trees & Shrubs
Clear Zone (Groundcover)
Roadway
Clear Zone (Groundcover)
New Trees & Shrubs
Existing Forest Preserved
New Trees & Shrubs
Clear Zone (Groundcover)
Roadway
Clear Zone (Groundcover)
New Trees & Shrubs
Existing Forest
90' - 160' ROW
(may vary depending upor site conditions)

Resort Entry Road 3

EXHIBIT 25A: ROAD SECTIONS

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN
59

Street Light
2%
2%
10.0'
Storm Water
Sanitary Gravity Main
Electrical Conduit Bank
Sanitary Force Main
10.0'
22.0'
10.0'
42' - 50' ROW

Resort Road

2%
2%
Storm Water
Sanitary Sewer
Electrical Conduit Bank
Sanitary Force Main
10.0'
8.0'
22.0'
8.0'
10.0'
50' - 58' ROW

Village Commercial Street

EXHIBIT 25B: ROAD SECTIONS

60
EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

2%
2%
Storm
Water
Sanitary
Gravity Main
Electrical
Conduit Bank
10.0'
5.0'
5.0'
8.0'
22.0'
5.0'
5.0'
10.0'
50' - 60' ROW

Village Residential Street

2%
2%
10.0'
Storm
Water
Sanitary
Gravity Main
Electrical Conduit Bank
Sanitary Force Main
6.0'
24.0'
6.0'
36' - 50' ROW

Neighborhood Street

EXHIBIT 25C: ROAD SECTIONS

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COMPREHENSIVE DEVELOPMENT PLAN
61

D. STORMWATER MANAGEMENT

Techniques, Standards and Requirements

In general, the Project Site contains mostly wooded and grass cover with a mix of single family residences, roadways and golf course related buildings. The roadway networks contain limited stormwater collection and conveyance systems with a majority of the stormwater flows directed overland and/or through culverts towards Kiamesha Creek, which traverses the site from south to north.

Proposed Techniques

The proposed development will provide greater impervious surfaces to the Project Site and will thus increase stormwater peak flow rates and volumes. To mitigate for potentially adverse environmental impacts, a proposed conceptual stormwater management plan will be designed to implement both structural and non-structural best management practices. The proposed water quality measures will include but will not be limited to: grass and rock-lined swales, rain gardens and bio-retention facilities. Stormwater flows from larger storm events will be conveyed via non-structural (swales) or structural (piped) networks to stormwater management ponds located throughout the different development zones. These ponds will be used to detain post-development stormwater and reduce flow rates to those equal to or less than pre-development conditions thereby protecting downstream receiving waterbodies. The overall stormwater management network will control and convey the stormwater flows on the project site; introduce water quality measures to treat 90% of the average annual stormwater runoff volume; and incorporate water quantity controls prior to discharging into Kiamesha Creek. The desired approach will integrate green infrastructure practices, where feasible, throughout the proposed neighborhoods and create natural edges which meld seamlessly with the proposed development program. All stormwater facilities will be designed to comply with the NYS Stormwater Management Design Manual and Town of Thompson stormwater regulations.

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EPT CONCORD RESORT
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Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha
Lake
Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Exit
106
Route 17
0 500 1500 3000'

- Preliminary Proposed Drainage Boundaries
- Diagrammatic Stormwater Facility Location
- Direction of Drainage Flow
- Wetlands
- NYS DEC Wetland Adjacent Areas
- EPT Property Boundary

ponding, 4' depth min.
max 3:1 slope
30' to 80' wetland bench, 1'-6" depth max.

EXHIBIT 26: STORMWATER

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COMPREHENSIVE DEVELOPMENT PLAN
63

E. WATER SUPPLY – PUBLIC OR PRIVATE

1. Existing

Based on information gathered from available records, there are three potable water supply systems in the vicinity of the Project Site, which may potentially be available to the Project. They are: private on-site groundwater supply wells, the Village of Monticello Water Department, and the Kiamesha Artesian Spring Water Company (KASWC).

On-site Groundwater Supply Wells

There are approximately 31 existing groundwater wells located throughout the Project Site, of which only two wells are currently operational. The existing groundwater wells are used to supply water to the current on-site facilities, as there are no existing public water service mains located within or adjacent to the Project Site.

Village of Monticello Water Department

The Village of Monticello Water Department (Water Department) serves a population of approximately 6,300 to 12,000 people depending upon seasonal demands. The source of the Village of Monticello's community water system includes Kiamesha Lake surface water (outside of Village limits) and three groundwater wells (inside Village limits). The total current permitted capacity of the Village of Monticello's system is 2.9 MGD with an operational capacity of approximately 2.0 MGD. According to records, the current average peak demand is approximately 1.3 MGD. Therefore, there is approximately 700,000 gpd of surplus capacity.

According to the Water Department, the Village has existing water system infrastructure within close proximity to the Project Site at the following locations:

- An existing 14-inch water main at the intersection of Concord Road and NYS Route 42.
- An existing 12-inch water main at East Broadway, south of NYS Route 17.

Kiamesha Artesian Spring Water Company (KASWC)

The KASWC is a privately owned and operated water supply company. The sources of water supply for the KASWC are surface water intakes at Kiamesha Lake and two groundwater wells. The KASWC is permitted as a community water system, providing water to a population of 500. According to KASWC, it has a daily supply capacity of approximately 926,000 gpd. The average daily demand is approximately 60,000 gpd with a peak demand of approximately 310,000 gpd. Therefore, there is approximately 616,000 gpd of surplus capacity.

2. Proposed

The anticipated water supply based on the proposed uses was calculated using New York State Department of Conservation (NYSDEC) Design Standards for Wastewater Treatment Works – 1988, except where noted. Based on the proposed uses, the anticipated water demand of the Phase 1 development is approximately 230,000 gpd (203,000 gpd anticipated demand with water-saving fixtures). The anticipated water demand for all phases of the development plan is approximately 1,120,000 gpd (961,000 gpd anticipated demand with water-saving fixtures). All future parcels will require confirmation that water supply service is available prior to site plan approval. The following represents the possible options for potable water supply to the Project Site.

On-Site Water Supply

The overall approach for each phase of development would be to design and construct a system of groundwater supply wells located within the vicinity of each particular phase of development.[1] Each proposed conceptual water system will consist of a well field, disinfection equipment, and water storage tanks capable of accommodating both domestic and fire protection water demand. From the water storage tanks, a looped water service distribution system would be established based on the program layout for each phase of development. Once multiple phases of development have been introduced, it

[1]According to previous reports prepared by CA Rich Associates, the Project Site had the potential to pump enough well water to meet the requirements of the previously analyzed 2006 CALP development plan, which were estimated at 1.4 MGD.

64

EPT CONCORD RESORT
COMPREHENSIVE DEVELOPMENT PLAN

would be more efficient to consolidate the different water systems into a common system to be operated by a water corporation. The Water Service concept figure (Exhibit 27, below) presents the proposed well tank and water main locations throughout the Project Site. Initial steps towards the development of the well fields and water distribution systems are expected to involve coordination with NYSDOH and the Town of Thompson to establish well site locations. Testing and development of the well field, treatment equipment, storage tanks and distribution system would be evaluated and completed. The public water supply system would be subject to the rules and regulations of NYSDEC, NYSDOH, DRBC, and the New York State Public Service Commission (NYSPSC).

Off-Site Water Supply

As previously stated, the KASWC has approximately 616,000 gpd of excess water supply capacity. In addition, the Village of Monticello has approximately 700,000 gpd of excess capacity. As both of these entities have water supply infrastructure within close proximity to the Project Site, it may be possible to enter into a contractual arrangement with one or both of these entities to meet required potable water needs of the Project. The necessary distribution infrastructure for the Project Site will be constructed and managed as needed, in accordance with all applicable rules and regulations.

Proposed Well Tank Locations
Proposed Water Main
Kiamesha Artesian Spring Water Company Water Supply Option
Village of Monticello Water Supply Option
Kiamesha Lake Road
Chalet Road
Route 42
Concord Road
Kiamesha Lake
Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Exit 105
Exit 106
Route 17
0 500 1500 3000

EXHIBIT 27: WATER SERVICE

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COMPREHENSIVE DEVELOPMENT PLAN
65

F. SANITARY SEWER – PUBLIC OR PRIVATE

1. Existing

The Project Site is located within the Town of Thompson Kiamesha Lake Sewer District ("District"). The wastewater from the District is treated at the wastewater treatment plant (WWTP) which is located along Rock Ridge Drive, just outside of the southwestern property line of the Project Site. The WWTP is designed and permitted to treat 2 MGD of wastewater flow, as set forth in the NYSDEC SPDES (State Pollutant Discharge Elimination System) permit.

According to the District, the WWTP currently has an available excess capacity of approximately 700,000 gpd. In 2014, with the completion of the Casino Resort (Phase 1), the golf course program, and select components of the Entertainment Village, the Proposed Project is expected to generate a total of approximately 300,000 gpd of wastewater. Accordingly, it appears that the WWTP has the capacity to accept the wastewater needs for Phase 1 and beyond. However, at full build out the Project Site is anticipated to generate a total of approximately 881,000 gpd wastewater. According to District personnel, the WWTP is designed such that it can be expanded to accommodate future demands.

2. Proposed

The Proposed Project will require all new sanitary piping, force mains and pump stations to be located on or adjacent to Town roads. All future parcels will require confirmation that sanitary sewer infrastructure is available prior to site plan approval. It is anticipated that the sanitary network will be designed as follows:

- Thompsonville Road Connection - This proposed sanitary sewer network will be constructed within the proposed Phased developments, extending into existing Thompsonville Road and Chalet Road via gravity mains and force mains in areas where the grades prohibit gravity flow. These mains will converge in a manhole at the intersection of Thompsonville Road and Joyland Road and convey the sewage via gravity and pump stations along Thompsonville Road. Ultimately, the sewage will be pumped to an existing manhole located at the northwest corner of the existing WWTP site. This portion of the collection system will be designed to convey flows from the Lake Club, Casino Resort Complex, the Resort Core, the 18-hole Golf Course & Golf Clubhouse, and the Family Resort Hotel areas.
- Rock Ridge Drive Connection - This proposed sanitary network will be constructed within the proposed Phased developments, extending into existing Chalet Road and new private roads via gravity mains and force mains in areas where the grades prohibit gravity flow. These mains will ultimately convey the sewage via gravity towards an existing sanitary line in Rock Ridge Drive. Wastewater will be conveyed to the WWTP through the existing sanitary lines. This portion of the collection system will be designed to convey flows from the Village, the Sporting Club, and the Future Residential Development Site along Rock Ridge Drive.

It is anticipated that at full build out, there will be approximately 11 pump stations constructed at low areas in the Project Site to convey the sanitary flows via force main to the WWTP. These pump stations will be connected to emergency power in the event of a power outage.

Although the Proposed Project will be constructed in subsequent phases, the sanitary infrastructure will be designed to accommodate the flows from the maximum build out of the Project Site. For example, the sanitary main proposed to be constructed in Thompsonville Road to convey the wastewater flow from Phase 1 to the existing WWTP will be sized to handle not only these flows, but the additional flows from all subsequent phases as they are constructed and brought into the sanitary sewer system via connections into the main in Thompsonville Road. Sanitary sewer design flow estimates are conservative and in many cases the actual flows may be less than anticipated. Each of the sanitary pump stations will be designed and constructed with flow meters recording the daily flows. The pump stations will also be designed with a high level alarm alerting the operator of potential failures, allowing for the implementation of emergency procedures to prevent discharges of sanitary wastewater to the surface.

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Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Concord Road
Kiamesha
Lake
Golf Course
Thompsonville Road
Rock Ridge Drive
Lake
Lake
Joyland Road
Exit
105
Exit
106
Route 17
0 500 1500 3000'

◙	Proposed Sanitary Pump Station
—	Proposed Gravity Sanitary Main
—	Proposed Sanitary Forcemain

EXHIBIT 28: SEWER

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67

G. ANTICIPATED DEVELOPMENT SCHEDULE

1. Introduction

The development of the EPT Concord Resort will be market driven.

1

Casino Resort A

9
7
8

0 1500 3000

Golf

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1

Casino Resort B

2

Entertainment Village

5
10
3
2
2

Residential Village, Hospitality & Recreation

12.5
12.6
4
Program per Previously Approved CDP
12.4
12.3
6
12.1
12.2
11

Hospitality, Commercial & Residential

#	PARCEL
CASINO RESORT A: 117.40 ac	
1	Casino Resort
GOLF: 228.78 ac	
7	Golf Course
8	Golf Maintenance
9	Golf Clubhouse & Cottages
CASINO RESORT B: 68.14 ac	
1	Casino Resort
ENTERTAINMENT VILLAGE 71.86 ac	
2	Entertainment Village
RECREATIONAL & RESIDENTIAL: 478.09 ac	
2	Entertainment Village
3	Resort Hotel
5	Residential Village
10	Recreation Core
HOSPITALITY, COMMERCIAL & RESIDENTIAL: 605.50 ac	
4	Sporting Club/Residential
6	Future Development Parcel
11	Southwest Commercial Parcel
12	Commercial Parcels

EXHIBIT 29: PHASING

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69

2. Phase 1: Casino Resort A

Location/Layout

The Casino Resort A phase is key to the success of the overall development and will focus on the Casino Resort and its associated resort roadways. The Casino Resort is a 117 acre parcel situated between Joyland Road and Thompsonville Road.

Detailed Development Program

This initial development will focus on the Casino Resort, a 248-room Hotel and Harness Horse Racetrack. Additional development will include a 1,300 space parking structure (constructed with the casino and hotel), 1,800 additional on-site surface parking spaces, horse paddock, and maintenance building with associated truck parking.

Access and Circulation

The main entry to the casino and the secondary entry to the surface parking lot and parking garage will be accessed from T-intersections off of Joyland Road. Entries and parking for employees, service vehicles, and horsemen will all be accessed off of Thompsonville Road.

Roadway Improvements

The four-lane Resort Entry Road will provide a clear and controlled experience for visitors to the Casino Resort. A boulevard, with two lanes each way, will be laid out to fit with the existing terrain and serve the high volumes of casino guest traffic. The median strip will be vegetated with trees that will, in time, provide a canopy over the roadway. Vegetation on the edge of the boulevard will be preserved and enhanced to screen out adjacent land uses.

Thompsonville Road
0'
200'
100'
400'

EXHIBIT 30A: CASINO RESORT A

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70

East Elevation

West Elevation

South Elevation

North Elevation

EXHIBIT 30B: CASINO ELEVATIONS

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71

Subsequent Phases

The EPT Concord Resort will be developed in multiple phases, depending on market conditions.

A respect for natural features and character of the site will be applied not only to Phase 1 but to the EPT Concord Resort as a whole. Various land areas have been restricted to development including NYS DEC and USACE wetlands, NYS DEC wetland adjacent areas, waterbodies and any associated setbacks, FEMA-designated floodzones, slopes greater than 30%, stormwater detention basins and potable water wells and associated setbacks. After mapping these restrictions, the remaining "Net Usable Land Area" (NULA) was further reduced by incorporating privately-advocated requirements for:

- Vegetation and forestry preservation and enhancement
- Golf-view preservation and enhancement
- Roads and infrastructure
- Public parks and open space, including trails

The resulting green corridors will connect the Phase 1 and future parcels to one another and create edges which will shape the form of the neighborhoods. Each parcel will have a local network of green connections, which in turn support the site-wide linkages. These greenways may include community lakes, parks, streets, open spaces and recreation areas.

The Golf Phase will be comprised of renovation of the Monster Golf Course and construction of the golf clubhouse, cottages, and the golf maintenance building.

The Casino Resort B Phase is anticipated to include the construction of an additional 250-room hotel tower at the Casino Resort site, west of the Entertainment Village, and the development of any supplementary back-of-house needs for the Casino Resort.

The Entertainment Village Phase will be comprised of a movie theater and approximately 115,000 square feet of destination retail. A potential subsequent phase may consist of the development of the Recreational Vehicle Park along with the construction of a Lakefront Conference Hotel and an Event Field. Depending upon market conditions, the Residential Village, Recreation Core and Resort Hotel will come on line.

The Hospitality, Commercial & Residential Phase is anticipated to include the Sporting Club and two future development parcels – one that may comprise residential uses (Parcel 6) and the other which may comprise commercial uses (Parcel 11). As a separate alternative and depending on the market, there is potential for the Sporting Club parcel (Parcel 4) to be developed as age-qualified residential housing. The non-contiguous parcels located along NYS Route 42, Concord Road and Kiamesha Lake Road may be developed within this phase as well.

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Kiamesha Lake Road
Route 161
Route 42
Chalet Road
Program per Previously Approved CDP
Concord Road
Kiamesha Lake
Rock Ridge Drive
Thompsonville Road
Joyland Road
Exit 105
Exit 106
Route 17
0
1000
2000
4000'
1" = 1500'

LEGEND	
	Casino Resort A
	Golf
	Casino Resort B
	Entertainment Village
	Residential Village, Hospitality & Recreation
	Hospitality, Commercial & Residential

EXHIBIT 31: CONSTRUCTION DEVELOPMENT PHASING MAP

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73

INTRODUCTION

Development standards for the EPT Concord Resort establish the fundamental objectives and guidelines upon which the resort community will be constructed. The standards foster a variety of residential, commercial and civic uses with careful consideration to the physical scale of use types as the use types relate to each other, adjacent open space, and the surrounding landscape as a whole. The development standards described herein are instrumental in the creation of the desired community form and character and are enforceable by the Town Board and the Planning Board.

A. DEVELOPMENT CODE TABLE

The EPT Concord Resort has been planned to contain a variety of land uses and building types with the intent to support a resort community where residents and visitors can live, work, play, shop and discover. The Development Code Table on the following page presents Building Lot Bulk Design Standards and Parking Requirements that are permitted based on the resort's twelve distinct environments: the Casino Resort; Entertainment Village; Family Resort Hotel; Sporting Club; Residential Village; Future Development; Golf; Recreation Core; Southwest Commercial Parcel; and Commercial Parcels.

12.5
12.6
4
5
10
3
9
7
8
12.4
6
2
12.3
12.1
12.2
1
11

EXHIBIT 32: PARCEL PLAN

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PERMITTED USE				PROPOSED PROGRAM SF, D.U. / KEYS	MAX. BUILDING HEIGHT	REQUIRED PARKING		OTHER			
1. CASINO RESORT: 185.54 AC											
Hospitality				498 keys	220'	1/key + 1/ employee					
Accessory Use				30,000 sf	55'						
Casino & Harness Horse Racetrack				331,400 sf	55'	1 per 7 VGMs					
Grandstand/Showroom				33,000 sf	55'	1/3 seats or 1/50 sf of seat. area					
Maintenance Shed & Paddock				40,600 sf	35'	1/1500 sf - main. 1/200 sf - padd.					
2. ENTERTAINMENT VILLAGE: 282.20 AC											
Hospitality				300 keys	95'	1/key + 1/ employee					
Accessory Use				50,000 sf	25'	N/A					
Recreational Vehicle Park				60,000 sf; 150 spaces	35'	4/1000 sf	• typical parking space width: 18' • typical parking space length: dependent per RV type. • parking space size does not include required vegetated island.				
Timeshares Commercial				180,000 sf	45'	5/1000 sf					
3. FAMILY RESORT HOTEL: 100.55 AC											
Hospitality				550 keys	100'	1/key + 1/ employee					
Accessory Use				100,000 sf	100'	N/A					
Commercial				21,500 sf	35'	N/A					
4. SPORTING CLUB: 267.10 AC*											
Option 1											
Hospitality				250 keys	55'	1/key + 1/ employee					
Branded Residential**				170 du							
Option 2											
	Product Type	Typical Lot Area	Typical Density		# OF STORIES/ MAX BUILDING HEIGHT		MINIMUM BUILDING SETBACKS			MIN. / MAX. NUMBER OF BEDROOMS	MAX. LOT COVERAGE
							FRONT	REAR STANDARD / ALLEY	SIDE		
Residential (Age-Qualified)	Single Family Attached	1,900 sf - 2,400 sf	14.0 - 11.0 du/ac	410 du	3, 45'	1.5/du	6' - 18'	20'/3'	0' - 10'	1/3	95%
	Single Family Detached Small	2,900 sf - 5,775 sf	9.0 - 4.1 du/ac		2.5, 35'	2/du	6' - 18'			1/4	60%
	Single Family Detached Medium	6,600 sf - 9,600 sf	3.6 - 2.5 du/ac		2.5, 35'	2/du	18'			1/5	50%
	Single Family Detached Large	21,780sf - 87,120 sf	1.0 - 0.3 du/ac		2.5, 35'	2/du	24'			1/7	33%
5. RESIDENTIAL VILLAGE: 126.61 AC											
Commercial				95,000* sf	55'	4/1000 sf	*Includes a maximum of 5,000sf of retail facilities for the sale of NY State Agricultural products in support of the Demonstration Farm.				
Civic Center				35,000 sf	35'	4/1000 sf					
Mixed-Use				Retail/ Office: 20,000 sf Resid: As Described Below	55'	5/1000 sf & 1.5/du					
	Product Type	Typical Lot Area	Typical Density		# OF STORIES/ MAX BUILDING HEIGHT		MINIMUM BUILDING SETBACKS			MIN. / MAX. NUMBER OF BEDROOMS	MAX. LOT COVERAGE
							FRONT	REAR STANDARD / ALLEY	SIDE		
Residential	Multi-Family	1,250 sf - 1,550 sf	20.0 - 17.0 du/ac	365 du	3, 45'	1.5/du	2'-12'	20'/3'	0' - 10'	0/3	95%
	Single Family Attached	1,900 sf - 2,400 sf	14.0 - 11.0 du/ac		3, 45'	1.5/du	6'-18'			1/3	85%
	Single Family Detached Small	2,900 sf - 5,775 sf	9.0 - 4.1 du/ac		2.5, 35'	2/du	6'-18'			1/4	60%
	Single Family Detached Medium	6,600 sf - 9,600 sf	3.6 - 2.5 du/ac		2.5, 35'	2/du	18'			1/5	50%
6. FUTURE DEVEL. PARCEL: 204.46 AC											
	Product Type	Typical Lot Area	Typical Density		# OF STORIES/ MAX BUILDING HEIGHT		MINIMUM BUILDING SETBACKS			MIN. / MAX. NUMBER OF BEDROOMS	MAX. LOT COVERAGE
							FRONT	REAR STANDARD / ALLEY	SIDE		
Residential	Single Family Attached	1,900 sf - 2,400 sf	14.0 - 11.0 du/ac	350 du	3, 45'	1.5/du	6'-18'	20'/3'	0' - 10'	1/3	85%
	Single Family Detached Small	2,900 sf - 5,775 sf	9.0 - 4.1 du/ac		2.5, 35'	2/du	6'-18'			1/4	60%
	Single Family Detached Medium	6,600 sf - 9,600 sf	3.6 - 2.5 du/ac		2.5, 35'	2/du	18'			1/5	50%
	Single Family Detached Large	21,780sf - 87,120 sf	1.0 - 0.3 du/ac		2.5, 35'	2/du	24'			1/7	33%
7/8/9. GOLF: 236.14 AC											
Commercial				35,000 sf	35'	4/1000 sf					
Hospitality				12 keys	35'	1/key + 1/ employee					
10. RECREATION CORE: 33.23 AC											
Commercial				40,000 sf	35'	4/1000 sf					
11. SOUTHWEST PARCELS: 75.24 AC											
Commercial				175,000 sf	55'	4/1000 sf					
12. COMMERCIAL PARCELS (ALL): 58.70 AC											
Commercial				290,000 sf	55'	4/1000 sf					
Hospitality				250 keys		1/key + 1/ employee					

Note: The above indicated program elements are not considered an aggregate sum; but rather, a maximum allowance for each permitted use. Refer to Chapter III, page 24, for the project-wide programming limits

Note: Parcel names and numbers correspond to Exhibit 32: Parcel Plan.

* Options 1 and 2 represent two alternate development scenarios for Parcel 4. Concurrent development of the two alternates would not occur.

** See Option 2 for the range of product types and standards to be implemented as part of Option 1.

du	dwelling unit(s)
key	unit of hospitality accommodation (regardless of unit size)
sf	square feet

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77

PARKING REQUIREMENTS	
USE	MINIMUM PARKING SPACES
Single family dwellings	1.5 for single family attached; 2 per dwelling unit for single family detached
Multi-family dwellings	1.5 per dwelling unit
Hotel	1 per guest room, plus 1 for each employee engaged on the premises; related uses, such as restaurants and meeting facilities, shall be calculated separately
Outdoor sales	4 for the first 300 square feet of such use, plus 1 for each additional 150 square feet of sales area
Auditorium or Place of Assembly (including Grandstand/Showroom)	1 for 3 seats or 50 square feet of seating area where fixed seating is not provided; 1 for each 12 classroom seats
Retail and service stores or shops, Back of House	5 per 1000 square feet of floor area
Eating and drinking places	1 for each 3 seats
Amusement and Family Entertainment Facilities, except Bowling and Movie Theater/Cinema	1 for each 5 patrons plus 1 for each employee
Spa/Pool/Fitness Facilities	5 per 1000 square feet of floor area
Indoor Recreation/Sports Facilities	1 per 400 square feet of floor area
Outdoor Recreation/Sports Facilities	1 per 8 seats
Bowling	4 per lane; dining/bar facilities shall be calculated separately
Movie Theater/Cinema	0.2 cars per seat
Offices	4 per 1000 square feet of floor area
Casino	1 per 7 VGMs
Paddock	1 per 1200 square feet of floor area
Maintenance Building	1 per 1500 square feet of floor area

Note: On-street parking adjacent to the lot may be considered in calculating parking spaces for the individual Lot.
Note: Minimum parking ratios for hotel or residential accessory uses are within the ratios provided for their primary use.

B. PARKING AND LOADING

Objectives

There are several key objectives for the design of parking areas in the EPT Concord Resort:

- Maximize loading and parking efficiency while minimizing the effects of extensive paving.
- Minimize visibility of loading areas/docks and parked cars or parking structures where feasible.
- Provide the feeling of a smaller overall parking area through strategic plantings and employ landscape to create parking "rooms."
- Aesthetically integrate parking areas into the overall landscape.
- Encourage uses that accommodate shared parking opportunities.
- Optimize safety and aesthetics through adequate lighting while maximizing energy efficiency through fixture selection and layout.
- Minimize stormwater runoff from impervious surfaces and maximize infiltration opportunities.
- Maximize tree canopy coverage to reduce heat island effect.

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Guidelines

- Parking may be provided within 600 feet of the site that it serves.
- Where possible, loading areas, parking areas and structures should be located to the rear or sides of lots and buildings in order to minimize their visibility from public rights of way.
- Loading areas and parking lots should always be screened from the frontage streets by a liner building, streetscreens, or landscaping.
- Pedestrian safety should be considered in the layout of adequate, energy-efficient lighting and walkways.
- Where an alley is present, access to loading areas and parking areas should be provided from the alley.
- Where an alley is not present, loading areas and parking areas should be accessed by way of a driveway.
- Curb cut widths and driveways accessing the street from loading areas and parking areas should be as narrow as possible to accommodate normal vehicular ingress and egress.
- Cross-access/internal inter-parcel access drives are encouraged between parcels sharing a common parcel line.
- Curb cuts and entry driveways should be constructed as shared access points along common parcel lines where practical.
- Promote the use of bioswales as part of overall stormwater control measures and include, as feasible, native, wet-tolerant shade trees and mixed plantings with an informal native woodland character. Bioswales may occur at parking lot perimeters and / or planting islands.
- Where feasible use permeable pavement materials to reduce stormwater run-off.
- Large-scale canopy trees or other shading devices should be used to provide shade cover for the parking areas.
- Add shade and overall visual relief to larger parking areas with a densely planted buffer running continuously along the parking perimeter as well as employing landscape to subdivide larger interior expanses of parking in to more human scaled "parking rooms."
- Parking areas shall provide shade trees at a rate of at least one tree per five parking spaces and such trees shall be spaced around the interior of the parking area and intermixed with appropriately sized shrubs and ground cover.
- Add landscaped berms at perimeter of larger parking areas in particular within the Entertainment Village and Casino Resort to minimize visual impact from the Resort Entry Road and Resort Roads.
- Street screens, which may be composed of vegetation, wood slats, masonry walls and/or metal fencing, should be provided to screen loading areas and parking areas from adjacent streets where feasible.
- Street screens should be a minimum of three feet six inches tall and a maximum of 10 feet tall measured from the adjacent street or sidewalk surface.
- Street screens over 3 1/2 feet tall should have maximum opacity of 80% for those portions above 42 inches. Street screens should have openings no larger than necessary to allow pedestrian and vehicular access.
- Street screens should be combined with appropriate plantings to soften their visual impact.

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79

Shared Parking

When an individual block or lot within its boundaries has more than one use, shared parking may be considered in establishing the appropriate amount of parking. The Shared Parking Factors below for two functions, when divided into the sum of the two minimum parking requirements identified above, produces the Effective Parking needed for each site involved in sharing. The Sharing Factor may also be used to derive the amount of built area that could be accommodated on a site with a given amount of parking.

Function	Residential	Hospitality	Office	Retail	Restaurants, Theaters, Night Clubs
Residential	1.0	1.1	1.4	1.2	1.1
Hospitality	1.1	1.0	1.7	1.3	1.0
Office	1.4	1.7	1.0	1.2	1.7
Retail	1.2	1.3	1.2	1.0	1.3
Restaurants, Theaters, Night Clubs	1.1	1.0	1.7	1.3	1.0

For example, if a lot has 10 residential units and 3,000 square feet of retail space, the parking requirements would be calculated as follows:

Use	Program	Parking Requirements	Spaces Required
Residential	10 Units	1.5 spaces per unit	15 spaces
Retail	3,000 sf	1 space per 300 sf	10 spaces
Totals			**25 spaces**
Sharing Factor			1.2
Effective Parking Calculation			20.8 spaces
Effective Parking Requirement			**21 spaces**

Parking Stall Dimensions

Parking stall dimensions vary with the angle at which the stall is arranged in relation to the aisle. Stall widths may (measured perpendicular to the vehicle when parked) range from 8-1/2 to 9-1/2 feet. The typical width for public use parking spaces is 9 feet by 18 feet. Stall dimensions for compacts and similar-sized vehicles are 7-1/2 feet by 15 feet and grouped together in a prime area to promote their use. Stall width for parking lots where shoppers generally have large packages, such as supermarkets, is 9-1/2 feet wide. Parallel parking stall dimensions are 8' feet by 22 feet. Drive aisles should be 24 feet wide.

Parking Angles

Angles for parking stalls are 45, 60, and 90 degrees.

Neighborhood Electric Vehicle Parking (NEV)

Support residents and guests who need a place to store their NEV, who seek to commute to work by NEV, or those who want to use their NEVs for short trips by focusing on three complementary functions of NEV parking serving a broad range of needs:

- Local parking at the NEV users dwelling
- Employee NEV parking for nearby commuters at their workplace
- General purpose NEV parking in parking lots and parking garages

Bicycle Parking

Support residents and guests who need a place to store their bikes, who seek to commute to work by bike, or those who want to use their bikes for short trips or recreation by focusing on three complementary functions of bicycle parking serving a broad range of needs:

- Local parking at the bicyclist's dwelling
- Employee bicycle parking for commuters at their workplace
- General purpose bicycle parking in parking lots and parking garages
- Use a variety of parking systems, from horizontal ones to space-efficient vertical ones.

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C. GRADING & DRAINAGE

Site development, grading and drainage improvements should focus on minimizing impacts to the site and landscape, protecting water quality, and promoting the continued use of natural drainage systems. Primary goals of site development efforts should include:

- Protect and preserve surrounding natural areas and wetlands.
- Preserve and/or mimic the natural hydrology of the site.
- Control stormwater at the source, to the greatest extent possible, by utilizing on-site detention/ retention and infiltration techniques where feasible.
- Incorporate on-site and off-site Rainwater Best Management Practices (BMP) and low impact development (LID) concepts into site design where feasible.
- Utilize a network of small, simple stormwater control solutions where feasible to contain and infiltrate runoff on site and decrease flooding potential.

D. RAINWATER MANAGEMENT

Objectives

Contribute to effective stormwater management throughout the developed portions of the project through appropriate landscape initiatives on the individual parcels that capture and infiltrate rainwater within landscape areas.

Guidelines

- Where practicable, on-site stormwater management within individual lots shall include the use of biofiltration, porous pavement, rain gardens, cisterns and bioswales.
- The use of park areas for stormwater management is encouraged to the extent it is feasible.
- Within parking areas, the use of pervious paving and bioswales with appropriate landscaping should be used where practicable and feasible.
- Stormwater management systems should relate to the surrounding context in shape and detailing.

E. LOW IMPACT DESIGN

A building's design and siting determines its overall ecological impact. The following summarizes overall design strategies and fundamental site planning concepts of Low Impact Design (LID). The essential goal of LID is to maintain or replicate the predevelopment hydrologic functions of the site through the use of design techniques. Key LID measures include:

- Site buildings to minimize grading and earthwork. This reduces construction costs, such as those associated with retaining systems and drainage redirection, and minimizes soil erosion and downstream water impacts.
- Reduce hydrologic impacts by minimizing impervious surfaces, graded areas, and vegetation clearing.
- Allow for a distributed control of stormwater methods by using a network of smaller, simple solutions throughout the site. This includes finding increased opportunities for infiltration (utilizing pervious surfaces) or containment on-site, depression storage, bioswale applications and vegetated swales, which mimic the natural hydrologic functions of the site while at the same time adding aesthetic value.
- Control stormwater at the source rather than only using end-of-pipe solutions. Minimizing or mitigating hydrologic impacts of land use activities closer to the source of generation by infiltration, interception, retention ponds, and/or depression storage decreases the need for piping and protects the landscape and water quality.
- Decrease the utilization of typical engineering materials such as concrete and/or steel. By using materials such as native plants, soil, crushed rock applications and/or water features, a more integrated natural landscape will result.

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81

F. LIGHTING STANDARDS

Objectives

Primary objectives for lighting within the EPT Concord Resort include:

- Provide a perception of safety, providing sufficient illumination at pedestrian ways and sidewalks that enable and encourage pedestrian-friendly districts in a manner that is unobtrusive and enhances the physical setting.
- Produce necessary and sufficient visibility at night for roadway lighting.
- Create a unified design aesthetic, utilizing streamlined, contemporary designs and a consistent lighting approach applied throughout the resort.
- Preserve the night sky and avoid light intrusion through the incorporation of dark sky lighting principles.
- Utilize energy efficient lighting technology to reduce energy use.
- Provide for flexibility to adapt and upgrade as technology advances in the future.
- Meet all jurisdictional requirements and Illuminating Engineering Society (IES) industry standards for recommended light levels.

General Lighting Guidelines

- Permit the use of outdoor lighting that does not exceed the minimum levels specified in IES recommended practices for night-time safety, utility, security, productivity, enjoyment and commerce.
- Nighttime lighting through the EPT Concord Resort will vary based on location and use. Dark Sky Standards will apply outside of the Resort Core to protect the dark nighttime sky.
- Lighting should use fully shielded light sources and full cut-off fixtures designed to shield the source of light and prevent light spill or glare traveling onto other properties. Generally, lighting is not to be visible from off-site.
- Exterior landscape lighting, except for water features and tree uplights, shall be operated by low wattage lamps with high efficiency and long life (less than 25 watts is preferable, with the exception of within the Resort Core).
- Uplighting of trees and/or structure will generally be limited to focal heritage trees and/or key architectural elements that have high visibility and importance, rather than to highlight individual landscapes or buildings.
- Sign lighting should typically be integrated into the sign or monument as shielded downlighting or concealed backlighting. Small, external low-level landscape lights may be utilized, but should be concealed within the landscape, properly shielded and aimed to avoid glare.

Street, Parking Lot & Pathway Lighting Guidelines

Streets

Energy-efficient, full-cutoff, non-proprietary pole fixtures are to be utilized to provide adequate light levels for safety based on the types of roadways: Resort Entry Road; Resort Road; Village Commercial Street; Village Residential Street; and Neighborhood Street. Mounting height of luminaire, pole height and bracket length shall be determined by considering traffic safety, environmental conditions, aesthetics, and minimal operation and maintenance expenses. The poles shall be carefully placed in the right-of-way to provide good visibility at curves and hills for safety. Poles located at intersections may also allow for joint usage of traffic signals and signage.

Road surface reflectance is also important for the illumination levels in the roadway and the surface shall be carefully selected to avoid glare to the driver. At changes in roadway type (threshold area), use transition lighting to provide gradual reduction in light levels or less contrast in light levels to enable drivers' eyes to adapt.

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Parking Lots

Energy-efficient, full-cutoff pole fixtures are to be utilized to provide adequate light levels for safety. The fixtures shall be selected to achieve good color rendition, uniformity and minimal glare. Pole heights shall be a maximum of 30' tall, and spaced to achieve recommended light levels. For energy efficiency and ease of maintenance, either LED or metal halide fixtures shall be utilized. Pressure sodium lamps are prohibited. All fixtures shall be operated by a time clock or motion sensors. Photo sensors may be used locally, if possible. To protect from vandalism, high impact materials shall be used such as tempered glass, acrylic, and polycarbonate for shields, lenses and refractors. Poles shall be surrounded with a 6" curb or reinforced concrete base that is integrated into the parking design. For visual consistency, fixtures are to have clean contemporary designs and shall be an approved neutral color such as dark bronze or gunmetal to blend with the forest surroundings and tree canopy. For ease of maintenance, colors selected should not be within the RAL spectrum.

Pathway Lights

Pathways shall be evenly illuminated by fully shielded luminaires to avoid a "runway" effect. In public areas such as parks, plazas and wide sidewalks, pedestrian pole lights 9'-12' in height are the preferred type of path light. Commercial grade bollards and path lights may be used as appropriate.

Lighting Operations

Hours of operation for all exterior lighting, including signage, roadways, pathways, recreational lighting in parks and community centers, and landscape lighting within individual lots will be subject to review. In general, street lights will operate from Dusk to Dawn with possible reduced light levels during non-peak hours. Within individual lots, the use of timers and/or lighting controls is required. Commercial sign lighting, commercial landscape lighting, parking lots and pedestrian pathway lighting is generally not allowed after 11pm, except for in the Resort Core.

STREET LIGHT POLE HEIGHTS

Road Type	Maximum Pole Ht.
Resort Entry Road	25'
Entertainment District/ Resort Core	25'
Resort Roads	20'
Village Commercial Streets	12'-16'
Village Residential Streets	12'-16'
Residential Roads	12'-16'
Service Roads	20'
Parking Areas	30'

G. SIGNAGE STANDARDS

Objectives

Primary objectives for signage design in the EPT Concord Resort include:

- Signage designed for the EPT Concord Resort should welcome visitors and residents to the resort while providing functional, directional and informational resources.
- All signage should complement the landscape and architectural design of the resort, contributing to a vibrant, inviting atmosphere. Signs should be designed in concert with the other street amenities in establishing the character of the overall streetscape, while clearly portraying intended information. A cohesive family of signs should provide a street presence that unifies the resort community.

Guidelines

- Signs and graphics (murals) painted directly onto a building facade shall be maintained.
- In the Resort Core only, signs or devices that incorporate moving, animated, color-changing or intensity-changing illumination shall be permitted.
- In general, the maximum gross area of signs on a given facade shall not exceed 10% of the facade area.
- Signs projected from the facade shall maintain a minimum eight-foot clear height above sidewalks.

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Signage Classification

Proposed signage should be organized by the following functions:

- Project Identification (Primary & Secondary)
- Project Entry Identification (Primary & Secondary)
- Project Facility Identification
- Project Circulation Identification (Street & Trail I.D.)
- Project Informational Signs (Major & Minor)
- Regulatory Signage
- Vehicular Directional (Primary & Secondary)
- Pedestrian Directional (Primary & Secondary)

Permitted Sign Types

Signage in the above classifications may assume the following forms. Final signage design and placement subject to approval by committees of the Master Association in accordance with guidelines.

- Ground Signs
- Feature Signs
- Overhead Wall Signs
- Canopy Signs
- Projecting Signs
- Arcade Signs
- Awning Signs
- Plaque/ Panel Signs
- Window/ Door Signs
- Changeable Signs
- Temporary/ Portable Signs

Subtle > > > > > > > > > > > > > > > Pronounced
Public
Private
Residential
Civic/Transit
Retail
Food & Beverage
Entertainment

EXHIBIT 34: SIGNAGE AND LIGHTING QUALITY

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7' min.
8'-10'
Regulatory Signage
Secondary Vehicular Directional/ Primary Pedestrian Directional/ Primary Pedestrian Informational
3'-6'
16'-20'
12'-16'
20'-25'
30'
Primary Vehicular Informational/ Directional
Primary Vehicular Directional with Lighting
Primary Parking

Note: Primary Project Identification/ Secondary Project Identification/ Primary Project Informational are not shown above.

EXHIBIT 33: ILLUSTRATIVE SIGNAGE AND LIGHTING FAMILY

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H. ROADWAY DESIGN STANDARDS

In general, the following requirements are to be accommodated either within the rights-of-way or the parcel:

- Landscape buffers of not less than 20 feet will occur along the Resort Entry Road and the Resort Roads. The road edges will be grassed clearings to allow sunlight penetration except at the Resort Core where a planted visual screen consisting of evergreen trees, large canopy trees, and shrubs and the possibility of an earthen berm and/or planted fence will be utilized to buffer views into parking areas. The edges of any forest cut will be reshaped to a more natural edge and softened with drifts of native understory trees and shrubs that create a vertically layered setting with rich textures and seasonal interest. Removal of existing trees will be minimized, and the overall landscape character will remain natural and informal except for those road edges bordering the Resort Core where a more formal aesthetic is acceptable.
- Landscape buffers of not less than 10 feet will be provided along Neighborhood Residential streets. The landscape buffer along road edges will vary according to location, but may consist of a combination of sidewalk, low planting verges, large scale canopy street trees, and landscaped parking areas with perimeter screen plantings and a shade tree canopy. Front yard setbacks may be considered part of the landscape buffer.
- Landscape buffers are not required in instances where the roadway is adjacent to wetlands, wetland adjacent areas, water bodies or open space uses.
- Planting verges and utility corridors within road rights-of-way shall be coordinated between the project Landscape Architect and Civil Engineer to provide adequate planting space for street trees and other plantings.
- Street trees shall be provided within 10-12 feet of the roadway pavement edge at a minimum average of 1 large canopy street tree per every 40 to 50 lineal feet of roadway along both sides of the road. Street trees will be planted within the road right-of-way.
- Use of drought-tolerant and/or site-adapted trees and plantings are to be used to minimize the need for permanent irrigation.

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LEGEND	
(red line)	Resort Entry Road (90-160' R.O.W. within Entertainment Village)
(blue line)	Resort Road (42-50' R.O.W.)
(black line)	Village Commercial (50-58' R.O.W.)
(yellow line)	Village Residential (50-60' R.O.W.)
(green line)	Neighborhood (36-50' R.O.W.)

Kiamesha Lake Road
Route 42
Concord Road
Kiamesha Lake
Chalet Road
Thompsonville Road
Rock Ridge Drive
Joyland Road
Exit 105
Route 17
Exit 106
0 400 800 1200 1600 2400'

EXHIBIT 35: ROAD USE TYPES

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H. ROADWAY DESIGN STANDARDS

The following road design standards have been set for roads within and adjacent to the site. All public and private roadway improvements shall be bonded at the discretion of the Planning Board. Please refer to Exhibit 35: Road Use Types for appropriate roadway designations.

ROADWAY DESIGN STANDARDS	
ROAD	TOWN OF THOMPSON STANDARDS (TOT)
Resort Entry Road (per TOT, Major Road)	
A. Design Speed	35 mph
B. Right-of-Way	90' to 160'
1) Min. Radii at Street Intersections	10'
C. Horizontal Alignment	
1) Number of Lanes	4 lanes
2) Lane Width	11'; 22' paved surface each way
3) Minimum Horizontal Radii at Centerline	300' (TOT)
Min. Distance Between Street Intersections	800' (TOT)
Min. Distance Between Reverse Curves	100' (TOT)
4) Intersection Radii	25' (TOT)
D. Vertical Alignment	
1) Maximum Grade	10% (TOT)
2) Max. Grade at intersections	2%[1] (TOT)
e. Typical Road Crown	2%
f. Curbing	None; 2' min. grass shoulder

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Internal Private Roads and Lanes

Town roadway standards will apply. However, the Applicant may seek waivers from the Planning Board subject to appropriate conditions where public health, safety and general welfare are not contravened.

Driveway

At no time shall a driveway grade exceed 12 percent.

ROADWAY DESIGN STANDARDS	
ROAD	TOWN OF THOMPSON STANDARDS (TOT)
Resort Roads (per TOT, Suburban Road)	
a. Design Speed	30 mph
b. Right-of-Way	42' to 50'
1) Min. Radii at Street Intersections	10'
C. Horizontal Alignment	
1) Number of Lanes	2 lanes
2) Lane Width	11'
3) Minimum Horizontal Radii at Centerline	200' (TOT)
Min. Distance Between Street Intersections	125' (TOT)
Min. Distance Between Reverse Curves	100' (TOT)
4) Intersection Radii	25' (TOT)
D. Vertical Alignment	
1) Maximum Grade	10% (TOT)
2) Max. Grade at intersections	2% [1] (TOT)
e. Typical Road Crown	2%
f. Curbing	None; 2' min. grass shoulder

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ROADWAY DESIGN STANDARDS	
ROAD	TOWN OF THOMPSON STANDARDS (TOT)
Village Commercial (per TOT, Suburban Road)	
a. Design Speed	25 mph
b. Right-of-Way	50' to 58'
1) Min. Radii at Street Intersections	10'
C. Horizontal Alignment	
1) Number of Lanes	2 lanes
2) Lane Width	11'
3) Minimum Horizontal Radii at Centerline	200' (TOT)
Min. Distance Between Street Intersections	125' (TOT)
Min. Distance Between Reverse Curves	100' (TOT)
4) Intersection Radii	25' (TOT)
D. Vertical Alignment	
1) Maximum Grade	10% (TOT)
2) Max. Grade at intersections	5% (1)
e. Typical Road Crown	2%
f. Curbing	6" vertical curb

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ROADWAY DESIGN STANDARDS	
ROAD	TOWN OF THOMPSON STANDARDS (TOT)
Village Residential (per TOT, Rural Road)	
a. Design Speed	25 mph
b. Right-of-Way	50' to 60'
1) Min. Radii at Street Intersections	10'
C. Horizontal Alignment	
1) Number of Lanes	2 lanes
2) Lane Width	10'
3) Minimum Horizontal Radii at Centerline	200' (TOT)
Min. Distance Between Street Intersections	125' (TOT)
Min. Distance Between Reverse Curves	100' (TOT)
4) Intersection Radii	25' (TOT)
D. Vertical Alignment	
1) Maximum Grade	10% (TOT)
2) Max. Grade at intersections	5% [1]
e. Typical Road Crown	2%
f. Curbing	None; 2' min. shoulder

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ROADWAY DESIGN STANDARDS	
ROAD	TOWN OF THOMPSON STANDARDS (TOT)
Neighborhood (per TOT, Rural Road)	
a. Design Speed	25 mph
b. Right-of-Way	36' to 50'
1) Min. Radii at Street Intersections	10'
C. Horizontal Alignment	
1) Number of Lanes	2 lanes
2) Lane Width	10'
3) Minimum Horizontal Radii at Centerline	200' (TOT)
Min. Distance Between Street Intersections	125' (TOT)
Min. Distance Between Reverse Curves	100' (TOT)
4) Intersection Radii	25' (TOT)
D. Vertical Alignment	
1) Maximum Grade	10% (TOT)
2) Max. Grade at intersections	5% [1]
e. Typical Road Crown	2%
f. Curbing	None; 2' min. shoulder

[1] Two percent for a minimum of 100 feet on approaches where a stop is required on the major street (signals or four-way stop intersections).

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I. MISCELLANEOUS PLANNING STANDARDS

1. Recreational Uses

The Planning Board will require that every residential project shall provide usable open space or recreational areas to adequately provide for the community's recreational needs. In single-family neighborhoods, the Planning Board shall require landscaped greens to be provided in such number and of such size as is determined by the Planning Board to be adequate to serve the social and recreational needs of future residents. Notwithstanding the foregoing or anything to the contrary in this CDP, the Planning Board shall have the right to require adequate recreation space or an appropriate fee-in-lieu in accordance with applicable State and local law.

2. Wetlands and Watercourses

The Planning Board will require that all best efforts are made with every application submitted hereafter, to avoid wetlands and stream crossings and encroachments, wherever possible.

3. Snow Storage

The Planning Board will require that every project be designed with ample area available for snow storage. For the Resort Entry Road and Resort Roads there will be dispersed snow storage, not collection areas. Where they occur, above ground utilities on the Resort Entry Road and Resort Roads are to be located at least 10' feet from paved surface. For Village Commercial Roads, Village Residential Roads, and Neighborhood Roads, snow collection shall be visually unobtrusive and not block pedestrian paths or sightlines.

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A. MASTER ASSOCIATION

The PRD regulations require that following the Town Board's adoption of the Comprehensive Development Plan ("CDP") the Applicant is to form a "Master Association" pursuant to New York State law. The purpose of the Master Association shall be to manage and provide for the orderly development and build-out of the EPT Concord Resort. It is currently contemplated that initially, the Applicant, or its successor in interest, serving as Master Developer, will be the sole member of the Master Association. As parcels are subsequently sold, leased for the development and operation of a casino gaming facility, or are developed by the Applicant or others as residential condominium or homeowners' associations, or non-residential or commercial condominium associations, each entity and/or association shall become a member of the Master Association in accordance with the rules and regulations of the Master Association.

A summary description of the obligations of the Master Association as well as its currently contemplated constituent members is set forth below. The Applicant will serve as Master Developer until such time as set forth in the rules and regulations of Master Association. The Master Developer will become a member of the Master Association along with other member entities as provided pursuant to the rules and regulations of the Master Association.

MASTER ASSOCIATION
Homeowners' Associations
Residential Condominiums
Retail Condominiums
Commercial Members (fee owners and lessees of casino facilities)
Rental Residential Owners
Fee Simple Ownership
Condominium Ownership
Residential Condominiums
Fee Ownership or Casino Facilities Possessing Leasehold Interest of Commercial Facilities
Rental Units Owned by Common Entity
Commonly Owned Facilities
- roads
- sidewalks
- trails
- amenities
- stormwater mgmt
- open space
- sanitary sewer
- water services
- parking
Commonly Owned Facilities
Common Ownership
- roads
- sidewalks
- trails
- amenities
- stormwater mgmt
- open space
- sanitary sewer
- water services
- parking
Commonly Owned Facilities
Common Ownership
- roads
- sidewalks
- trails
- amenities
- stormwater mgmt
- open space
- sanitary sewer
- water services
- parking
Commonly Owned or Controlled
Common Ownership/ Control
Parcel owner/lessee shall be responsible for all required maintenance and repair of all facilities located within the confines of the parcel.
Commonly Owned Facilities
Common Ownership/ Control
Parcel owner/lessee shall be responsible for all required maintenance and repair of all facilities located within the confines of the parcel.

EXHIBIT 36: ORGANIZATIONAL CHART

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B. MASTER DEVELOPER

The Master Developer shall be responsible for the permitting, design, and construction the infrastructure necessary for development within the EPT Concord Resort.

Master Developer's Responsibilities:

- Installation of primary roadways streetlights and streetscape improvements.
- Installation of trunk infrastructure such as water lines, sanitary sewers, and common stormwater management control basins.
- Coordination with the applicable governmental and utility providers and/or agencies for the installation the distribution systems for telephone, electric, natural gas, and cable service.
- Installation of certain entrance and roadway landscaping.
- Ownership, control, and maintenance, as appropriate, of all common areas and open spaces.
- Creation of other residential condominium or homeowner's associations, or non-residential or commercial condominium associations pursuant to New York law, as shall be determined from time to time.
- Creation of landscape master plan to provide specific landscape guidelines and design continuity for the common areas within the community.
- Development of a signage master plan for the EPT Concord Resort.
- Coordination of overall marketing of the EPT Concord Resort for consumers.
- Provision of oversight and assistance in the securing of local, state and federal development permits that pertain to the overall site development and/or infrastructure.

C. MEMBERS

In addition to the Applicant, it is currently contemplated that the members of the Master Association will include one or more representatives of each fee owner or lessee engaged in the development and operation of a casino gaming facility, residential condominium and homeowner's association, non-residential and commercial condominium associations, and other entities created pursuant to the rules and regulations of the Master Association, together with a representative of EPT Concord II, LLC, or its successor in interest. Except as otherwise set forth in the rules and regulations of the Master Association, the Master Developer shall maintain a majority vote on all Master Association matters including determinations of consistency with the development standards and requirements of the CDP, approval of applications by members to the Town Planning Board for site plan and/or subdivision approvals as well as applications to the Town Board to amend the CDP.

Master Association's Responsibilities:

- When conveyed to the Master Association it will maintain all commonly-owned open spaces that are not exclusive to any specific development, such as: wooded areas, open meadows, ponds, and any other preserved areas with no proposed improvements.
- Except for stormwater system components within existing and proposed Town roads, the Master Association will own, operate and maintain, all stormwater system components that are not exclusive to any specific development, such as: catch basins, manholes, culverts, treatment structures, outlet structures, weirs, treatment and attenuation basins.
- Until the Town accepts dedication, the Master Association will own, operate and maintain all sanitary sewer system components that are not exclusive to any specific development, such as: sewer manholes, sewer mains, and pump stations.

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- The Master Association will own or contract with a municipal-owned or publicly regulated entity for the operation and maintenance of all water supply conveyance system components that are not exclusive to any specific development such as: mains, pump stations, treatment facilities, and well-headworks.

- Until the Town accepts dedication, the Master Association will own, operate and maintain (including plowing, sanding, etc.) all commonly-owned roads that are not exclusive to any specific development, lanes, parking lots, and parking structures.

- Until the Town accepts dedication, the Master Association will own, operate, and maintain (including plowing, sanding, etc.) all commonly-owned sidewalks and trails.

- Acts as the co-applicant to every application made to the Planning Board for site plan and/or subdivision approval to insure consistency with the infrastructure construction commitments and consistency with the development standards and requirements set forth in the CDP, including non-contiguous parcels within the CDP.

- Acts as the applicant for any application to the Town Board that would require modification of the CDP, including non-contiguous parcels within the CDP.

- Has a right to cross and access all trails, sidewalks, roads, stormwater management facilities, vacant lands, parking lots or structures to take corrective action and ownership if at any time the individual member is not performing the necessary maintenance, repairs, and/or replacement of these components in a satisfactory manner. In the event any such facilities shall be owned by the Town of Thompson, the Master Association shall obtain the prior written consent of the Town in advance of the performance of any maintenance and/or repairs.

- Shall be responsible for providing security to the Town (i.e. bonds and/or letters of credit) for the construction of all common public improvements throughout the EPT Concord Resort, but outside of any development site or parcel that the Planning Board requires to be constructed in connection with any application for site development plan approval and/or subdivision approval of any of the individual development sites and parcels at the EPT Concord Resort.

- Shall provide the Town of Thompson with a copy of the initial Master Association documents, including rules and regulations for review and comment prior to the adoption of same by the Master Association.

- Shall establish and maintain various committees and appoints certain professionals providing for the orderly development of EPT Concord Resort.

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